As filed with the Securities and Exchange Commission on March 30, 2001


                       Registration No. 333-14943/811-07881

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No.__                         [ ]



                       Post-Effective Amendment No. 11                       [X]



                                  and/or

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]



                             Amendment No. 13                                [X]
                    (Check appropriate box or boxes.)


                           BRAZOS MUTUAL FUNDS
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


                          5949 Sherry Lane, Suite 1600
                               Dallas, Texas 75225
                               -------------------
               (Address of Principal Executive Offices) (Zip Code)

                        with a copy of communications to:

                            Audrey C. Talley, Esquire
                           Drinker Biddle & Reath LLP
                             18th and Cherry Streets
                           Philadelphia, PA 19103-6996

        Registrant's Telephone Number, including Area Code (214) 365-5200
                                                           --------------

     DAN L. HOCKENBROUGH, 5949 SHERRY LANE, SUITE 1600, DALLAS, TEXAS 75225
     ----------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this
                                              Registration Statement becomes
                                               effective.
                                              ----------------------------------


It is proposed that this filing will become effective (check appropriate box)

         [X]  immediately upon filing pursuant to paragraph (b)
         [ ]  on      pursuant to paragraph (b)
         [ ]  60 days after filing pursuant to paragraph (a)(1)
         [ ]  on       pursuant to paragraph (a)(1)
         [ ]  75 days after filing pursuant to paragraph  (a)(2)
         [ ]  on     pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities Being Registered: Shares of Beneficial Interest

                              BRAZOS MUTUAL FUNDS



                                   PROSPECTUS
                                 MARCH 30, 2001


                                                      INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
BRAZOS Micro Cap Portfolio
Class Y and Class A Shares                       Micro Capitalization Growth
-------------------------------------------------------------------------------
BRAZOS Small Cap Portfolio
Class Y and Class A Shares                       Small Capitalization Growth
-------------------------------------------------------------------------------
BRAZOS Mid Cap Portfolio                              Mid Capitalization
Class Y and Class A Shares                                  Growth
-------------------------------------------------------------------------------
BRAZOS Real Estate Securities Portfolio                 Real Estate
     Class Y and Class A Shares                      Growth and Income
-------------------------------------------------------------------------------
BRAZOS Multi Cap Portfolio                           Multi Cap Growth
Class Y and Class A Shares
-------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. It is a crime for anyone to tell you otherwise.


Transfer Agent:
State Street Bank and Trust Company             Website:  www.brazosfunds.com
Telephone:  1-800-426-9157

                               TABLE OF CONTENTS

Investment Objective
Investment Policies
Investment Suitability        Brazos Micro Cap Portfolio ................   3
Risk Considerations           Brazos Small Cap Portfolio ................   3
Past Performance              Brazos Mid Cap Portfolio ..................   3
Investor Expenses             Brazos Real Estate Securities Portfolio ...  12
                              Brazos Multi Cap Portfolio ................  18
Risk Elements ...........................................................  23
Information About the Adviser ...........................................  26
Information for First Time Mutual Fund Investors ........................  29
Valuation of Shares .....................................................  29
Dividends, Capital Gains Distributions and Taxes ........................  30
Shareholder Account Information .........................................  31
Purchase of Shares ......................................................  34
Redemption of Shares ....................................................  38
Retirement Plans ........................................................  40
Financial Highlights ....................................................  41
For More Information...............................................Back Cover

                           BRAZOS MICRO CAP PORTFOLIO
                           BRAZOS SMALL CAP PORTFOLIO
                            BRAZOS MID CAP PORTFOLIO



SUMMARY OF INVESTMENT OBJECTIVES

      The investment objectives of the Brazos Micro Cap Portfolio ("Micro Cap"), the Brazos Small Cap Portfolio ("Small Cap") and the Brazos Mid Cap Portfolio ("Mid Cap") are to provide maximum capital appreciation, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

   The majority of equity securities (65%) in each Portfolio will have market capitalizations as follows:

                         MARKET CAPITALIZATION SIZE (AT
                                TIME OF PURCHASE)

-------------------------------------------------------------------------------
Micro Cap  $600 million or lower(1) or a capitalization of companies represented in the lower 50% of the Russell 2000 Index at the time of the Portfolio's investment.
-------------------------------------------------------------------------------
Small Cap  $1.8 billion or lower(2) or a capitalization of companies represented in the Russell 2000 Index at the time of the Portfolio's investment.
-------------------------------------------------------------------------------
Mid Cap $235 million to $12.9 billion(3) or a capitalization of companies represented in the S&P MidCap 400 Index at the time of the Portfolio's investment.
-------------------------------------------------------------------------------

(1) The $600 million target will fluctuate with changes in market conditions and the composition of the Russell 2000 Index. As of February 28, 2001, the company with the largest market capitalization in the lower 50% of the Russell 2000 Index was approximately $413 million.

(2) This target will fluctuate with changes in market conditions and the composition of the Russell 2000 Index. As of February 28, 2001, the company with the largest market capitalization in the Russell 2000 Index was approximately $5.6 billion.

(3) This range will fluctuate with changes in market conditions and the composition of the S&P MidCap 400 Index. As of February 28, 2001, the com-pany with the largest market capitalization in the S&P MidCap 400 Index was approximately $10 billion.

      The Portfolios seek to achieve their objectives by investing primarily in micro, small and mid capitalization companies, respectively. For each of the Portfolios, the remaining securities acquired may have market capitalizations that exceed the target capitalization. Micro Cap generally seeks investment in securities of companies with high growth rates, average annual revenues under $500 million, and low debt levels. Small Cap generally seeks investment in securities of companies with above average growth rates, average annual revenues below $1 billion, above average return on equity, and low debt levels. Mid Cap generally seeks investment in securities of companies John McStay Investment Counsel ("JMIC" or "the Adviser") expects to grow at a faster rate than the average company. There can be no assurance that any securities of companies in which a Portfolio of Brazos Mutual Funds (the "Company") invests will achieve the targeted growth rates.

      The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of each Portfolio under normal circumstances.


      The investment process involves consistent communications among the Adviser and senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. JMIC believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.


      To manage fluctuations in the value of the Portfolios' investments, JMIC invests across 15-20 industry sectors with no industry sector representing more than 25% of the value of each Portfolio. JMIC may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolios' shareholders, which may reduce performance.


      The value of each security at the time of acquisition is not expected to exceed 4% of the value of the aggregate investments in each of the Micro Cap, Small Cap or Mid Cap Portfolios. JMIC seeks to reduce risk by limiting the Portfolios' holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last seven business days.

RISK CONSIDERATIONS

INVESTMENT SUITABILITY

      Micro Cap, Small Cap and Mid Cap may be appropriate for investors who:

            o are seeking long-term capital growth

            o do not need current income

            o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and

            o are able to tolerate fluctuations in principal value of their investment.

      Investment in the Portfolios involves investment risks, including the risk that investors may lose money. The value of the Portfolios' investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. The performance results presented below may reflect periods of above average performance attributable to a Portfolio's investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Portfolio, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

      Each Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When a Portfolio's assets are invested in these instruments, a Portfolio may not be achieving its investment objective.


      To the extent each Portfolio invests in small companies, it may be exposed to greater risk than if it invested in larger, more established companies. Small companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of small company securities may make them more difficult to sell. In addition, Micro Cap may be subject to the risk that microcapitalization stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Microcapitalization companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors. A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 23-25.

PERFORMANCE BAR CHART

      The bar charts below show the variability of the annual returns since inception for the Micro Cap, Small Cap and Mid Cap Portfolios, and provide an indication of the risks of investing in a Portfolio by showing changes in the performance of the Portfolio's shares from year to year. These bar charts assume reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain Portfolios for certain years. If expense limitations were not in place, the Portfolios' performance during those years would have been reduced.

         Year by Year Total Returns as of 12/31 for Each Year Indicated



[REPRESENTATION OF BAR CHART IN PRINTED PIECE]



                BRAZOS MICRO CAP
                  (CLASS Y)(1)

                1998      32.80%
                1999      80.84%
                2000      18.90%

(1) The returns shown in the bar chart above and table below are for Class Y shares, which have substantially similar annual returns to Class A shares because they are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns for Class A shares would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 10-11 of this prospectus.

       Best Calendar Quarter:                 Q4 1999      36.58%
       Worst Calendar Quarter:                Q3 1998     -16.26%

[REPRESENTATION OF BAR CHART IN PRINTED PIECE]


         YEAR BY YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                                BRAZOS SMALL CAP
                                  (CLASS Y)(1)

                             1997           54.50%
                             1998           13.60%
                             1999           37.01%
                             2000            5.20%


(1) The returns shown in the bar chart above and table below are for Class Y shares, which have substantially similar annual returns to Class A shares because they are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns for Class A shares would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 10-11 of this prospectus.

  Best Calendar Quarter:                 Q4 1999      29.94%
  Worst Calendar Quarter:                Q3 1998     -19.49%


[REPRESENTATION OF BAR CHART IN PRINTED PIECE]


         YEAR BY YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                                 BRAZOS MID CAP
                                  (CLASS Y)(1)


                                2000       30.49%

(1) The returns shown in the bar chart above and table below are for Class Y shares, which have substantially similar annual returns to Class A shares because they are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns for Class A shares would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 10-11 of this prospectus.

       Best Calendar Quarter:                 Q1 2000      20.00%
       Worst Calendar Quarter:                Q4 2000      -5.58%

PAST PERFORMANCE


The tables below show the past performance of the Micro Cap and Small Cap Portfolios compared to that of the Russell 2000 Index, a widely recognized unmanaged index of small stock performance, and the past performance of the Mid Cap Portfolio compared to that of the S&P Mid Cap 400 Index, an unmanaged broad-based index of mid-capitalization companies. A mutual fund's comparison of its performance to an objective index may be viewed by an investor as a relative measure of performance. Similar to the bar charts above, the tables assume reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain Portfolios for certain years. If expense limitations were not in place, the Portfolios' performance during those years would have been reduced.


                                                                    SINCE
   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00    1 YEAR          INCEPTION(1)
-------------------------------------------------------------------------------
   BRAZOS MICRO CAP PORTFOLIO                    18.90%            41.82%
                          (Class Y)
-------------------------------------------------------------------------------
   RUSSELL 2000 INDEX(2)                         -3.03%             4.64%
-------------------------------------------------------------------------------

(1) The commencement of operations for the Class Y shares of the Micro Cap Portfolio was 12/31/97. As of the date of this prospectus, Class A shares of the Micro Cap Portfolio had not commenced operations.

(2) The Russell 2000 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


                                                                   SINCE
   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00    1 YEAR          INCEPTION(1)
--------------------------------------------------------------------------------
   BRAZOS SMALL CAP PORTFOLIO                     5.20%            26.09%
                          (Class Y)
--------------------------------------------------------------------------------
   RUSSELL 2000 INDEX(2)                         -3.03%             8.82%
--------------------------------------------------------------------------------
   BRAZOS SMALL CAP PORTFOLIO                    -1.46%            20.16%
                         (Class A)(3)
--------------------------------------------------------------------------------
   RUSSELL 2000 INDEX(2)                         -3.03%             9.47%
--------------------------------------------------------------------------------

(1) The commencement of operations for the Class Y shares of the Small Cap Portfolio was 12/31/96. The commencement of operations for the Class A shares of the Small Cap Portfolio was 9/8/99.

(2) The Russell 2000 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

(3) Includes sales charges.

                                                                     SINCE
   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00     1 YEAR          INCEPTION(1)
--------------------------------------------------------------------------------
   BRAZOS MID CAP PORTFOLIO                       30.49%            30.49%
                          (Class Y)
--------------------------------------------------------------------------------
   S&P MIDCAP 400 INDEX(2)                        17.50%            17.50%


(1) The commencement of operations for the Class Y shares was 12/31/99.

(2) The S&P MidCap 400 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

INVESTOR EXPENSES

    The expenses you should expect to pay as an investor in each of the Portfolios are shown below.


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID                 MICRO CAP     MICRO CAP     SMALL CAP   SMALL CAP     MID CAP     MID CAP
DIRECTLY FROM YOUR INVESTMENT)               CLASS Y       CLASS A       CLASS Y     CLASS A      CLASS Y     CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load)                    None          5.75%         None        5.75%        None        5.75%
 Imposed on Purchases (as a
 percentage of offering price)(1)

     Maximum Deferred Sales                     None          None          None        None         None        None
     Charge (Load) (as a
     percentage of amount
     redeemed)(2)

     Maximum Sales Charge                       None          None          None        None         None        None
     (Load) Imposed on
     Reinvested Dividends

     Redemption Fee (as a
     percentage of amount
     redeemed)(3)                               2.00%         2.00%         2.00%       2.00%        2.00%       2.00%

     Exchange Fee                               None          None          None        None         None        None

 Maximum Account Fee                            None          None          None        None         None        None

-----------------------------------------------------------------------------------------------------------------------------------
 ANNUAL PORTFOLIO OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM            MICRO CAP      MICRO CAP     SMALL CAP   SMALL CAP     MID CAP     MID CAP
 PORTFOLIO ASSETS)                             CLASS Y       CLASS A       CLASS Y     CLASS A      CLASS Y     CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
     Management fees                            1.20%         1.20%         0.90%       0.90%        0.75%       0.75%
     Distribution (12b-1) Fees(4)               None          0.35%         None        0.35%        None        0.35%
     Other Expenses(5)                          0.26%         1.50%         0.13%       1.55%        0.42%      26.50%
                                               -----         -----         -----       -----        -----      ------

     Total Annual Portfolio
     Operating Expenses
     Before Expense
     Reimbursement(5)                           1.46%         3.05%         1.03%       2.80%        1.17%      27.60%

     Expense Reimbursement                       --          (1.15)%         --        (1.15)%        --       (26.05)%
                                               -----         -----         -----       -----        -----      ------

     Net Expenses(6)                            1.46%         1.90%         1.03%       1.65%        1.17%       1.55%



(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase.

(3) If shares of any Portfolio are redeemed within 180 days of purchase, a 2.00% redemption fee will be assessed on the proceeds of the transaction. This fee is intended to encourage long-term investment in the Portfolios, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. This fee will be paid to the applicable Portfolio. Class Y shares have a $12.00 fee for each redemption made by wire. Additionally, some institutions may charge a fee if you buy through them. A fee of $15.00 may be imposed on wire redemptions and overnight mail redemptions for Class A shares.

(4) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) "Other Expenses" and "Total Annual Portfolio Operating Expenses Before Expense Reimbursement" are estimated for Class A shares of the Micro Cap Portfolio because they have not previously been offered.

(6) The Board of Trustees, including a majority of the Independent Trustees, approved net expense ratios for the Portfolios, which are contractually required by agreement with the Board of Trustees, including a majority of the Independent Trustees. The net expense ratios for the Class Y and A shares of the Portfolios are:1.60% for Class Y shares of Micro Cap; 1.35% for Class Y shares of Small Cap; 1.20% for Class Y shares of Mid Cap; 1.90% for Class A shares of Micro Cap; 1.65% for Class A shares of Small Cap; and 1.55% for Class A shares of Mid Cap. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees. The expense information in the table has been restated to reflect current fees and expenses.

      The example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolios' actual return and expenses will be different.


                     1 YEAR          3 YEARS         5 YEARS        10 YEARS
-------------------------------------------------------------------------------

     Micro Cap
     (Class Y)        $149              $461            $797          $1,746
-------------------------------------------------------------------------------

     Micro Cap
     (Class A)        $757            $1,138          $1,542          $2,669
-------------------------------------------------------------------------------

     Small Cap
     (Class Y)        $105              $328            $569          $1,259
-------------------------------------------------------------------------------

     Small Cap
     (Class A)        $733            $1,065          $1,420          $2,417
-------------------------------------------------------------------------------

     Mid Cap
     (Class Y)        $119              $372            $644          $1,420
-------------------------------------------------------------------------------

     Mid Cap
     (Class A)        $724            $1,036          $1,371          $2,314

BRAZOS REAL ESTATE SECURITIES PORTFOLIO

SUMMARY OF INVESTMENT OBJECTIVE

    The investment objective of the Brazos Real Estate Securities Portfolio ("Real Estate" or the "Portfolio") is to invest in real estate securities that provide a balance of income and appreciation (with reasonable risk to principal).

INVESTMENT POLICIES AND STRATEGIES

    The Portfolio seeks to achieve its objective by investing at least 65% of its total assets in equity securities of companies principally engaged in the real estate industry. A company is considered "principally engaged in the real estate industry" if at least 50% of its assets, gross income, or net profits are attributable to ownership, construction, management or sale of various real estate. The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Market conditions may lead to higher levels (up to 100%) of temporary investments, such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of the Portfolio under normal circumstances.

    Real Estate generally seeks securities of companies with strong cash flow, management, dividend yield, dividend growth potential, and financial strength. The list of potential investments is further filtered through the use of fundamental security analysis and valuation methods.

    JMIC seeks to manage risk by investing across 10-15 property sectors, such as hotel, office, apartment, retail and industrial sectors. The Portfolio is expected to maintain broad geographic diversification. JMIC may sell securities when the value of a security or a group of securities within a certain sector violates diversification objectives. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.


    The Portfolio is non-diversified. As to 50% of its assets, it may invest up to 5% of its assets in securities of any one issuer and such issuer's securities may not be more than 10% of the outstanding voting securities of the issuer at the time of acquisition. As to its remaining assets: not more than 25% of the Portfolio's assets may be invested in the securities of any one issuer; and JMIC typically seeks to reduce risk by limiting the Portfolio's holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last ten business days.

RISK CONSIDERATIONS

INVESTMENT SUITABILITY

      Real Estate may be appropriate for investors who:

        o   are seeking long-term capital growth

        o   prefer some current income

        o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and

        o are able to tolerate fluctuations in the principal value of their investment.

    Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may significantly increase or decrease over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. The performance results presented below may reflect periods of above average performance attributable to the Portfolio's investments in certain securities and non-recurring factors. It is possible that the performance may not be repeated in the future. Because the Portfolio concentrates its investments in a specific industry it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

    The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective.


    The Portfolio is subject to risks, such as market forces, that may impact the values of its underlying real estate assets, and management's skill in managing those assets. The Portfolio invests primarily in companies in the real estate industry and, therefore, may be subject to risks associated with the direct ownership of real estate, such as decreases in real estate value, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Moreover, the trading volume of real estate securities due to their low volume may make them more difficult to sell. A more in depth discussion of the types of risks an equity fund could be subject to is on pages 23-25.

PERFORMANCE BAR CHART

    The bar chart below shows the variability of the Portfolio's annual returns since inception, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. This bar chart assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.


         YEAR BY YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                         BRAZOS REAL ESTATE SECURITIES
                                  (CLASS Y)(1)

[REPRESENTATION OF BAR GRAPH IN PRINTED PIECE]

1997      29.20%

1998     -17.40%

1999      -4.61%

2000      25.87%

(1) The returns shown in the bar chart above and table below are for Class Y shares, which have substantially similar annual returns to Class A shares because they are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns for Class A shares would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 16-17 of this prospectus.

        Best Calendar Quarter: Q3 1997 12.16%
        Worst  Calendar Quarter: Q3 1998 -13.52%

 PAST PERFORMANCE

    The table below shows the Portfolio's past performance compared to that of the NAREIT Equity Index, a widely recognized unmanaged index of publicly traded real estate securities. Similar to the bar chart above, this table assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

                                                                     SINCE
   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00      1 YEAR         INCEPTION(1)
------------------------------------------------------------------------------
   BRAZOS REAL ESTATE SECURITIES
   PORTFOLIO (Class Y)                             25.87%            6.39%
------------------------------------------------------------------------------
   NAREIT EQUITY INDEX(2)                          26.38%            4.57%
------------------------------------------------------------------------------
   BRAZOS REAL ESTATE SECURITIES
   PORTFOLIO (Class A)(3)                          17.83%            9.41%
------------------------------------------------------------------------------
   NAREIT EQUITY INDEX(2)                          26.38%           15.66%
------------------------------------------------------------------------------

(1) The commencement of operations for the Class Y shares and Class A shares was 12/31/96 and 9/8/99, respectively.

(2) The NAREIT Equity Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

(3) Includes sales charges.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

--------------------------------------------------------------------------------
 SHAREHOLDER FEES                                 REAL ESTATE SECURITIES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)        CLASS Y          CLASS A
-------------------------------------------------------------------------------
 Maximum Sales Charge (Load)                          None            5.75%
 Imposed on Purchases (as a percentage of
 offering price)(1)
   Maximum Deferred Sales Charge (Load) (as a         None           None
   percentage of amount redeemed)(2)
   Maximum Sales Charge (Load) Imposed on             None           None
   Reinvested Dividends
   Redemption Fee (as a percentage of amount          2.00%          2.00%
   redeemed)(3)
   Exchange Fee                                       None           None
 Maximum Account Fee                                  None           None
-------------------------------------------------------------------------------
 ANNUAL PORTFOLIO OPERATING EXPENSES                 REAL ESTATE SECURITIES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)  CLASS Y          CLASS A
-------------------------------------------------------------------------------
 Management fees                                      0.90%          0.90%
 Distribution (12b-1) Fees(4)                         None           0.35%
 Other Expenses                                       0.20%          3.82%
                                                      -----          -----
   Total Annual Portfolio Operating Expenses
   Before Expense Reimbursement                       1.10%          5.07%
 Expense Reimbursement                                 --          (3.42)%
                                                     -----           -----
 Net Expenses(5)                                      1.10%          1.65%
-------------------------------------------------------------------------------


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase.

(3) If shares or the Portfolio are redeemed within 180 days of purchase, a 2.00% redemption fee will be assessed on the proceeds of the transaction. This fee is intended to encourage long-term investment in the Portfolio, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. This fee will be paid to the Portfolio. Class Y shares also have a $12.00 fee for each redemption made by wire. Additionally, some institutions may charge a fee if you buy through them. A fee of $15.00 may be imposed on wire redemptions and overnight mail redemptions for Class A shares.


(4) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Trustees, including a majority of the Independent Trustees, approved the net expense ratios for the Portfolio, which are contractually required by agreement with the Board of Trustees, including a majority of the Independent Trustees. The net expense ratios for the Class Y and A shares of the Portfolio are 1.25% and 1.65%, respectively. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees.

      The example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolio's actual return and expenses will be different.



                       1 YEAR         3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
  Real Estate
  (Class Y)             $112             $350            $606        $1,340
-------------------------------------------------------------------------------
  Real Estate
  (Class A)             $733           $1,065          $1,420        $2,417
-------------------------------------------------------------------------------

                           BRAZOS MULTI CAP PORTFOLIO

SUMMARY OF INVESTMENT OBJECTIVE

    The investment  objective of the Brazos Multi Cap Portfolio  ("Multi Cap" or
the  "Portfolio")  is  to  provide  maximum  capital  growth,   consistent  with
reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

    The Portfolio seeks to achieve its objective by investing primarily in equity securities. Multi Cap generally seeks securities of companies with above average growth rates, above average return on equity, and low debt levels. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rate.

    The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of the Portfolio under normal circumstances.

    Securities are selected based on the company's potential for strong growth in revenue, earnings and cash flow, strong management, and leading products or services. The possible investments are further filtered through the use of fundamental security analysis and valuation methods.

    To reduce any fluctuation in the value of the Portfolio's investments, JMIC invests across 15-20 industry sectors with no industry sector representing more than 25% of the value of the Portfolio. JMIC may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

    The value of each security is expected to be less than 4% of the value of the Portfolio at the time of initial acquisition. JMIC seeks to reduce risk by limiting the Portfolio's holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last seven business days.


RISK CONSIDERATIONS


INVESTMENT SUITABILITY

      Multi Cap may be appropriate for investors who:

        o   are seeking long-term capital growth

        o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and

        o are able to tolerate fluctuations in principal value of their investment.

    Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may advance or decline significantly over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. The performance results of the Portfolio may reflect periods of above average performance attributable to the Portfolio's investment in certain securities during their initial public offering, the performance of a limited number of the securities in the Portfolio, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

    The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective. A more in depth discussion of the types of risks an equity fund could be subject to is on pages 23-25.


PERFORMANCE BAR CHART

    The bar chart below shows the variability of the annual returns since inception for the MultiCap Portfolio, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. This bar chart assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.


         YEAR BY YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

[REPRESENTATION OF BAR GRAPH IN PRINTED PIECE.]

                          BRAZOS MULTI CAP
                            (CLASS Y)(1)

1999     92.05%

2000     35.06%

(1) The returns shown in the bar chart above and table below are for Class Y shares, which have substantially similar annual returns to Class A shares because they are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns for Class A shares would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 21-22 of this prospectus.

                      Best Calendar Quarter: Q4 1999 28.73%
                     Worst Calendar Quarter: Q4 2000 -1.55%

PAST PERFORMANCE

    The table below shows the past performance of the Multi Cap Portfolio compared to that of the S&P 500 Index, an unmanaged broad-based index of large capitalization companies. The Portfolio previously used the S&P Midcap 400 Index as its benchmark index. The Index has been changed to the S&P 500 Index because the latter index has securities more comparable to those held by the Portfolio. A mutual fund's comparison of its performance to an objective index may be viewed by an investor as a relative measure of performance. Similar to the bar chart above, this table assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

-------------------------------------------------------------------------------
                                                                SINCE
AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00     1 YEAR        INCEPTION(1)
-------------------------------------------------------------------------------
   BRAZOS MULTI CAP
   PORTFOLIO (Class Y)                           35.06%             60.95%
-------------------------------------------------------------------------------
   S&P MIDCAP 400 INDEX(2)                       17.50%             16.10%
-------------------------------------------------------------------------------
   S&P  500 INDEX(3)                             -9.15%             4.85%
-------------------------------------------------------------------------------

(1) The commencement of operations for the Class Y shares of the Multi Cap Portfolio was 12/31/98.

(2) The  S&P   Midcap   400  Index  is  an   unmanaged   broad-based   index  of
    mid-capitalization companies. The Index does not reflect any fees or expenses. Investors cannot invest directly in the Index.

(3) The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

INVESTOR EXPENSES

    The expenses you should expect to pay as an investor in the Portfolio are shown below and are based on estimated amounts for the current fiscal year.

   SHAREHOLDER FEES                              MULTI CAP         MULTI CAP
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS Y           CLASS A
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load)                       None               5.75%
 Imposed on Purchases (as a
 percentage of offering price)(1)

     Maximum Deferred Sales                        None               None
     Charge (Load) (as a
     percentage of amount
     redeemed)(2)

     Maximum Sales Charge                          None               None
     (Load) Imposed on
     Reinvested Dividends

     Redemption Fee                                2.00%              2.00%
     (as a percentage of amount
     redeemed)(3)

     Exchange Fee                                  None               None

 Maximum Account Fee                               None               None

-------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES                   MULTI CAP / MULTICAP
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)  CLASS Y          CLASS A
-------------------------------------------------------------------------------
 Management fees                                      0.75%           0.75%

 Distribution (12b-1) Fees(4)                          None           0.35%

Other Expenses                                        0.37%          25.30%
                                                      -----          -----
Total Annual Portfolio
Operating Expenses
Before Expense Reimbursement                          1.12%          26.40%

Expense Reimbursement                                 --           (24.85)%
                                                      -----           -----
Net Expense(5)                                        1.12%           1.55%
-------------------------------------------------------------------------------


(1) The front-end sales charge on Class A shares decreases with the size of the purchases to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase.


(3) If shares of the Portfolio are redeemed within 180 days of purchase, a 2.00% redemption fee will be assessed on the proceeds of the transaction. This fee is intended to encourage long-term investment in the Portfolio, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. This fee will be paid to the Portfolio. Class Y shares have a $12.00 fee for each redemption made by wire. Additionally, some institutions may charge a fee if you buy through them. A fee of $15.00 may be imposed on wire redemptions and overnight mail redemptions for Class A shares.


(4) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Trustees, including a majority of the Independent Trustees, approved the net expense ratios for the Portfolio, which are contractually required by agreement with the Board of Trustees, including a majority of the Independent Trustees. The net expense ratios for the Class Y and A shares of the Portfolio are 1.20% and 1.55%, respectively. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees. The expense information in the table has been restated to reflect current fees and expenses.

      The example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolio's actual return and expenses will be different.


                         1 YEAR         3 YEARS        5 YEARS         10 YEARS
-------------------------------------------------------------------------------

     Multi Cap
     (Class Y)          $114            $ 356          $ 617            $1,363
-------------------------------------------------------------------------------

     Multi Cap
     (Class A)          $724           $1,036         $1,371            $2,314

RISK ELEMENTS

    In seeking to achieve its investment objective, each Portfolio will rely on different strategies to seek rewards and returns. The objective and primary strategy of the Micro Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in microcapitalization companies. The objective and primary strategy of the Small Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small capitalization companies. The objective and primary strategy of the Mid Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in midcapitalization companies. The objective of the Real Estate Securities Portfolio is to provide a balance of income and appreciation (with reasonable risk to principal) by investing primarily in equity securities of companies which are principally engaged in the real estate industry. The objective and primary strategy of the Multi Cap Portfolio is to provide maximum capital growth by investing primarily in equity securities.


    This table identifies the main elements that make up the Portfolios' overall risk and reward characteristics described under the Risk Considerations section for each Portfolio presented in this prospectus. It also outlines the Portfolios' policies toward various securities, including those that are designed to help each Portfolio manage risk. The following policies are not fundamental and the Trustees may change such policies without shareholder approval.

--------------------------------------------------------------------------------
 STRATEGIES TO SEEK REWARD      POTENTIAL REWARDS      POTENTIAL RISKS
--------------------------------------------------------------------------------
 MARKET CONDITIONS

 o  Under normal              o  Stocks and bonds      o  A portfolio's
    circumstances each           have generally           share price and
    portfolio plans  to          outperformed more        performance will
    remain fully                 stable investments       fluctuate in
    invested.                    (such as short-term      response to stock
                                 bonds and cash           and bond market
 o  A portfolio seeks to         equivalents)over         movements.
    limit risk through           the long term.
    diversification in a
    large number of stocks.
--------------------------------------------------------------------------------
MANAGEMENT CHOICES

o  JMIC focuses on            o  A portfolio could     o  A portfolio
   bottom-up research,           outperform its           could underperform
   fundamental security          benchmark due to its     its benchmark
   analysis and                  asset allocation and     due to these
   valuation methods to          securities choices.      same choices
   enhance returns.                                       and due to expenses.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
STRATEGIES TO SEEK REWARD         POTENTIAL REWARDS        POTENTIAL RISKS
-------------------------------------------------------------------------------
SHORT-TERM TRADING


 o Each portfolio's              o A portfolio  could    o Increasing trading
   turnover rate                   realize gains in a      would raise the
   generally will  not             short period of         portfolios'
   exceed 150% (except             time.                   brokerage and
   for the Real Estate                                     related costs.
   Securities Portfolio's
   turnover rate which           o A portfolio could     o Increased
   will not                        protect against         short-term capital
   exceed 200%).                   losses if a stock is    gains distributions
                                   overvalued and its      would raise
 o Each portfolio generally        value later falls.      shareholders' income
   avoids short-term  trading,                             tax liability.
   except to take advantage
   of attractive or unexpected
   opportunities or to meet
   demands generated by
   shareholder activity.
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)

o  JMIC invests in             o  Favorable market     o The value of a
   companies that                 conditions could       REIT is affected by
   provide geographic             generate gains or      changes in the value
   diversification to             reduce losses.         of the properties
   limit risk.                                           owned by the REIT or
                               o  These investments      securing mortgage
                                  may offer more         loans held by the
                                  attractive yields or   REIT.
                                  potential growth
                                  than other
                                  securities.
                                                       o A portfolio could
                                                         lose money because
                                                         of a decline in the
                                                         value of real
                                                         estate, risks
                                                         related to general
                                                         and local economic
                                                         conditions,
                                                         overbuilding and
                                                         increased competition.

                                                       o Portfolio is
                                                         non-diversified.
-------------------------------------------------------------------------------
SMALL CAP AND MICRO CAP STOCKS

 o  JMIC focuses on         o Securities of companies  o The Small Cap and
    companies with            with small and micro       Micro Cap Portfolios
    potential for strong      capitalizations may have   could lose money
    growth  in revenue,       greater potential than     because of the
    earnings and cash         large cap companies to     potentially higher
    flow; strong              deliver above-average      risks of small
    management; leading       growth  rates that may     companies and price
    products or               not have yet been          volatility  than
    services; and             recognized by investors.   investments in
    potential for                                        general equity
    improvement.                                         markets.

 o  35% of the Small                                   o The Micro Cap
    Cap and the Micro                                    Portfolio may be
    Cap Portfolios may                                   unable to sell some
    be invested in                                       of its securities
    securities of larger                                 and may be forced to
    capitalization                                       hold them if  the
    companies.                                           securities are
                                                         thinly traded.
-------------------------------------------------------------------------------

      The following table indicates the maximum percentage under normal conditions, each Portfolio may make:



---------------------------------------------------------------------------------------------------------------------------------
                                                                                              REAL ESTATE
                                           MICRO CAP        SMALL CAP          MID CAP        SECURITIES       MULTI CAP
---------------------------------------------------------------------------------------------------------------------------------
ADR's, EDR's and GDR's..............          5%               5%                5%               5%              5%
Bank obligations....................          10%              10%               10%              10%             10%
Foreign securities..................          5%               5%                5%               5%              5%
Futures contracts...................     5%(a) 20%(b)     5%(a) 20%(b)      5%(a) 20%(b)     5%(a) 20%(b)    5%(a) 20%(b)
Illiquid securities.................          15%              15%               15%              15%             15%
Investment companies................          10%              10%               10%              10%             10%
Lending of securities...............        33 1/3%          33 1/3%           33 1/3%          33 1/3%         33 1/3%
Options transactions................     5%(a) 20%(b)     5%(a) 20%(b)      5%(a) 20%(b)     5%(a) 20%(b)    5%(a) 20%(b)
Reverse repurchase agreements.......        33 1/3%          33 1/3%           33 1/3%          33 1/3%         33 1/3%
U.S. Government obligations.........         100%             100%              100%             100%            100%
Warrants............................          5%               5%                5%               5%              5%
When-issued securities..............        33 1/3%          33 1/3%           33 1/3%          33 1/3%         33 1/3%

Temporary Investments(c)
Cash................................         100%             100%              100%             100%            100%
Short-term obligations..............         100%             100%              100%             100%            100%

Investment Restrictions
Securities of any one issuer(d).....          5%               5%                5%               5%              5%
Outstanding voting securities
  of any one issuer(d)..............          10%              10%               10%              10%             10%
Securities of issuers in any
  one industry(e)...................          25%              25%               25%              25%             25%
---------------------------------------------------------------------------------------------------------------------------------


Percentages are of total assets (except for Illiquid Securities which are shown as a percentage of net assets).

(a) Portfolio may not purchase futures contracts or options where premiums and margin deposits exceed 5% of total assets.

(b) Portfolio may not enter into futures contracts or options where its obligations would exceed 20% of total assets.

(c) The Portfolios will invest up to 100% of their assets in temporary investments only when market conditions so require.

(d) The Portfolios may not invest more than 5% of its assets in the securities of any one issuer and may not purchase more than 10% of any class of the outstanding voting securities of any one issuer. The 5% and 10% limitations apply to 50% of the Real Estate Portfolio's assets since it is a non-diversified fund. For the Micro Cap, Small Cap, Mid Cap and Multi Cap Portfolios, the 5% and 10% limitations apply to 75% of the applicable Portfolio's assets.

(e) The Real Estate Portfolio may invest more than 25% of its assets in real estate securities.

INFORMATION ABOUT THE ADVISER

      The Company was created in December 1996 in response to demand to provide a means of investing with JMIC, a limited partnership, 5949 Sherry Lane, Suite 1600, Dallas, Texas, 75225, at a lower minimum account size. JMIC began managing large accounts for pension plans, endowments, foundations and municipalities in 1983. The senior management has worked together for approximately 20 years.


      In 1999 JMIC became a majority owned (80%) indirect subsidiary of American International Group, Inc.

      JMIC's mission is to capture excess returns while managing risk. JMIC seeks to accomplish this objective by:

     o    investing in smaller companies

     o    investing in rapidly growing companies

     o investing in companies with highly predictable revenue and profit streams

     o investing in companies positioned to accelerate profit growth above general expectations

     o    constructing diversified portfolios to moderate risk

     JMIC has employed a bottom-up process in researching companies. JMIC visits virtually every company prior to investing. Bottom-up research often includes interviews with senior management, as well as the companies' competitors and suppliers. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods.


     JMIC manages each Portfolio using a team approach. By using a team approach, the Company avoids the risk of changes in portfolio management style that may be encountered when a lead manager approach is utilized. The team approach creates portfolio management stability, which provides confidence that the process is repeatable, and has been used for the last twenty-five years. JMIC has had minimal (one) professional turnover during the last 17 years of management.

     For the fiscal year ended November 30, 2000, JMIC received a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of each Portfolio's average daily net assets): 1.20% for the Micro Cap Portfolio, 0.90% for the Small Cap Portfolio, 0.90% for the Mid Cap Portfolio, 0.90% for the Multi Cap Portfolio and 0.90% for the Real Estate Securities Portfolio. Beginning January 1, 2001, the annual rate for the Mid Cap and Multi Cap Portfolios has been reduced to 0.75%.

ADVISER'S HISTORICAL PERFORMANCE


     Set forth below are performance data provided by the Adviser pertaining to the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Small Cap Portfolio, the Mid Cap Portfolio and the Real Estate Securities Portfolio. The investment returns of the Small Cap, Mid Cap and Real Estate Securities Portfolios may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Small Cap, Mid Cap and Real Estate Securities Portfolios. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The Adviser's separately managed account performance results set forth below under "Institutional Equity Results" are not intended to predict or suggest the return of the Small Cap Portfolio, the Mid Cap Portfolio or the Real Estate Securities Portfolio, but rather to provide the shareholder with information about the historical investment performance of the Portfolios' Adviser. The Indexes used in the comparisons below are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth below.


---------------------------------------------------------------------------------------------------------------------------------
                                                           ADVISER'S
                                                         INSTITUTIONAL
                       ADVISER'S       SMALL                MID CAP                             ADVISER'S   REAL ESTATE
                     INSTITUTIONAL      CAP                COMPOSITE     MID CAP              INSTITUTIONAL  SECURITIES  NAREIT
                       SMALL CAP     PORTFOLIO   RUSSELL     EQUITY     PORTFOLIO  S&P MIDCAP  REAL ESTATE   PORTFOLIO   EQUITY
                    EQUITY ACCOUNTS  (CLASS Y)  2000 INDEX  ACCOUNTS    (CLASS Y)  400 INDEX  EQUITY ACCOUNTS  (CLASS Y) INDEX
                        (AFTER        (AFTER     (BEFORE     (AFTER      (AFTER     (BEFORE      (AFTER        (AFTER   (BEFORE
                       EXPENSES)     EXPENSES)  EXPENSES)   EXPENSES)   EXPENSES)  EXPENSES)    EXPENSES)     EXPENSES) EXPENSES)
---------------------------------------------------------------------------------------------------------------------------------
CALENDAR YEARS:
1987                     25.6%         --      -8.8%        --         --           --           --           --           --
1988                     24.5%         --      24.9%        --         --           --           --           --           --
1989                     31.9%         --      16.2%      32.5%        --          35.6%         --           --           --
1990                     -4.0%         --     -19.5%      -3.5%        --          -5.1%         --           --           --
1991                     68.9%         --      46.1%      67.1%        --          50.1%         --           --           --
1992                      8.7%         --      18.4%       6.5%        --          11.9%         --           --           --
1993                     15.3%         --      18.9%      16.5%        --          14.0%         --           --           --
1994                     -0.1%         --      -1.8%      -4.9%        --          -3.6%        14.6%         --           3.2%
1995                     30.1%         --      28.4%      31.2%        --          30.9%        20.5%         --          15.3%
1996                     32.9%         --      16.5%      23.3%        --          19.2%        42.1%         --          35.3%
1997                     23.4%      54.5%      22.4%      30.1%        --          32.3%        26.5%      29.2%          20.3%
1998                     10.4%      13.6%      -2.5%      15.3%        --          19.1%       -15.6%     -17.4%         -17.5%
1999                     12.6%      37.0%      21.3%      25.8%        --          14.7%        -4.3%      -4.6%          -4.6%
2000                      3.9%       5.2%      -3.0%      23.5%      30.5%         17.5%        26.4%      25.9%          26.4%
AVERAGE ANNUAL
TOTAL RETURNS
AS OF 12/31/00:
Cumulative             1053.9%     153.0%     351.7%     850.4%      30.5%        686.8%       153.4%      28.2%          92.4%
Annualized               19.1%      26.1%      11.4%      20.6%      30.5%         18.8%        14.2%       6.4%           9.8%
3 Year                    8.9%      17.9%      4.64%      21.4%        --          17.1%         0.7%      -0.3%          -0.2%
5 Year                   16.2%        --       10.3%      23.5%        --          20.4%        12.9%        --%          10.1%
10 Year                  19.3%        --       15.5%      22.2%        --          19.9%         --          --%            --
Six-Year Mean            18.9%        --       13.9%      24.9%        --          22.3%         --          --%            --
Fourteen-Year Mean       20.3%        --       12.7%        --         --           --           --          --%            --
Value of $1 invested
During 14 years
(1/1/87 - 12/31/00)    $11.54         --       $3.52        --         --           --           --          --%            --

(1) The Adviser's Institutional Equity Accounts represents the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not identical) objectives, policies and strategies as those of the Small Cap Portfolio, Mid Cap Portfolio and Real Estate Securities Portfolio. The separately managed accounts are subject to different expenses and governmental regulations than the Portfolios.


(2) The annualized return of the Adviser's Institutional Equity Accounts is calculated from monthly data, allowing for compounding. The formula used is in accordance with the methods set forth by the Association for Investment Management Research ("AIMR"), The Bank Administration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.


(3) The cumulative return means that $1 invested in the Small Cap Equity composite account on January 1, 1987 had grown to $11.54 by December 31, 2000, that $1 invested in the Mid Cap Equity composite account on January 1, 1989 had grown to $9.50 by December 31, 2000 and that $1 invested in the Real Estate Equity composite account on January 1, 1994 had grown to $2.53 by December 31, 2000.

(4) The fourteen-year arithmetic mean is the arithmetic average of the Small Cap Equity composite accounts' annual returns listed, and the six-year mean is the arithmetic average of the Real Estate Equity composite accounts' annual returns for the years listed.

(5) The Russell 2000, S&P MidCap 400 and the NAREIT Equity Indexes are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above. The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies. The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range of the U.S. stock market. The NAREIT Equity Index is a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. The comparative indices are not adjusted to reflect expenses or other fees reflected in the performance of a mutual fund as required by the Securities and Exchange Commission.

(6) The Adviser's average annual management fee over the fourteen-year period (1987-2000) for the Small Cap Equity composite accounts was 1% or 100 basis points. On January 1, 1987, the Adviser began managing the separate accounts using objectives, policies and strategies substantially similar to those of the Small Cap Portfolio. During the period, fees on the Adviser's individual accounts ranged from 1% to 1.5% (100 basis points to 150 basis points). The Adviser's average annual management fee over the ten-year period (1991-2000) for the Mid Cap Equity composite accounts was 1% or 100 basis points. During the period, fees on the Adviser's individual accounts ranged from 1% to 1.5% (100 basis points to 150 basis points). The Adviser's average annual management fee over the six-year period (1995-2000) for the Real Estate Equity composite accounts was .85% or 85 basis points. During the period, fees on the Adviser's individual accounts ranged from .80% to 1% (80 basis points to 100 basis points). Net returns to investors vary depending on the management fee.


(7) Small Cap Equity composite accounts ("Composite") performance data is AIMR compliant from 1/1/93 forward. Prior to that time, the only difference in the calculation is that all portfolios were equally weighted without regard to dollar value in determining Composite performance. The Composite includes every account managed in JMIC's small capitalization style, consistent with AIMR guidelines. This equal weighting method follows the standards promulgated by the Investment Management Consultants' Association which predates standards established by AIMR. In 1990, the Composite results reflected portfolios ranging in number from 3 to 8 and in size from $3 million to $30 million, with a median size of $13 million. In 1991, the Composite reflected portfolios ranging in number from 8 to 18 and in size from $1 million to $46 million, with a median size of $15 million. In 1992, the Composite reflected portfolios ranging in number from 20 to 27 and in size from $4 million to $50 million, with a median size of $17 million. And, from 1987 through 1989, the Composite consisted of only one portfolio which for many years served as the model for all accounts managed in this style.


(8) The returns shown for the Small Cap, Mid Cap and Real Estate Securities Portfolios are for Class Y shares and not Class A shares. The Class A shares for the Small Cap and Real Estate Securities Portfolios commenced operations on September 8, 1999 and the Class A shares for the Mid Cap Portfolio commenced operations on March 31, 2000. The annual returns for Class A shares would be substantially similar to the annual returns of Class Y shares because Class A shares are invested in the same portfolio of securities. In reviewing this performance information, you should be aware that returns would differ to the extent Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 10-11 and 16-17 of this prospectus.

INFORMATION FOR FIRST TIME
MUTUAL FUND INVESTORS

     The Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency does not federally insure mutual fund shares.

     Investments in mutual fund shares involve risks, including possible loss of principal.

VALUATION OF SHARES

     The net asset value of each Portfolio is determined by dividing the sum of the total market value of a Portfolio's investments and other assets, less any liabilities, by the total number of shares outstanding. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Net asset value per share for each Portfolio is determined as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business.

     Each Portfolio uses the last quoted trading price as the market value for equity securities. For listed securities, each Portfolio uses the price quoted by the exchange on which the security is primarily traded. Unlisted securities and listed securities which have not been traded on the valuation date or for which market quotations are not readily available are valued at the average between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the latest available bid price of such currencies against U.S. dollars quoted by any major bank or by any broker.

     Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees (the "Trustees") determines that amortized cost reflects fair value.


     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

     Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Portfolio invested in foreign securities. You may not be able to redeem or purchase shares of an affected Portfolio during these times.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Each Portfolio (except for the Real Estate Securities Portfolio) will distribute annually to shareholders substantially all of its net investment income and any net realized long-term capital gains. Capital gains distributions, if any, of the Real Estate Securities Portfolio will be paid at least annually and income dividends, if any, of the Real Estate Securities Portfolio will be paid at least quarterly. A Portfolio's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Company is notified in writing that the shareholder elects to receive distributions in cash.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

FEDERAL TAXES

     Each Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gains. Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Portfolio distributions, including amounts attributable to dividends, interest and short-term capital gains of the Portfolio, will generally be taxable as ordinary income. You will be subject to income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares.

     Because the Small Cap, Mid Cap and Multi Cap Portfolios seek capital appreciation as opposed to current income, the Company anticipates that most of the distributions from these Portfolios will be taxed as capital gains. From time to time, however, distributions from the Micro Cap Portfolio (and possibly the Small Cap, Mid Cap and Multi Cap Portfolios) may be distributions from ordinary income in an amount that exceeds capital gains distributions, primarily as a result of portfolio turnover. Distributions from the Real Estate Portfolio are likely to represent both capital appreciation and income, and thus are likely to constitute both capital gains and ordinary income.

     You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. This is known as "buying into a dividend." You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

     You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA(or other tax-qualified plan) will not be currently taxable.


STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult with their tax advisers regarding the tax status of distributions in their state and locality.

SHAREHOLDER ACCOUNT INFORMATION

SELECTING A SHARE CLASS


     The Micro Cap, Small Cap, Mid Cap, Multi Cap and Real Estate Securities Portfolios offer two classes of shares, Class Y and Class A shares, through this prospectus.


     Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.


------------------------------------------------------------------------------------------------------------------------------------
                                 Class Y                                             Class A
------------------------------------------------------------------------------------------------------------------------------------
o  Initial  investment  of  at least  $1,000,000  (except   for              o  Front-end sales charges, as described below.
   Micro Cap  Portfolio,  which has an  initial  investment  of                 There are several ways to reduce these charges,
   $50,000).  Subsequent  minimum  investments must be at least                 also described below.
   $1,000.  Shares may be purchased and subsequent  investments
   may  be  made  without  being  subject  to  the  minimum  or              o  Distribution fee.
   subsequent  investment  limitations at the discretion of the officers of the Company.
                                                                             o  Ongoing account maintenance and service fee.
o  No front-end sales charge.

o  Lower annual expenses than Class A.


CALCULATION OF SALES CHARGES FOR CLASS A SHARES

   SALES CHARGES ARE AS FOLLOWS:


                                               SALES CHARGE             CONCESSION TO DEALERS
                                           % OF         % OF NET                % OF
                                         OFFERING        AMOUNT               OFFERING
                                          PRICE         INVESTED               PRICE
--------------------------------------------------------------------------------------------------
   Your Investment
    Less than $50,000 ..................   5.75%         6.10%                5.00%
   $50,000 but less than $100,000 ......   4.75%         4.99%                4.00%
   $100,000 but less than $250,000 .....   3.75%         3.90%                3.00%
   $250,000 but less than $500,000 .....   3.00%         3.09%                2.25%
   $500,000 but less than $1,000,000 ...   2.10%         2.15%                1.35%
   $1,000,000 or more ..................    None          None                1.00%

     Investments of $1 million or more: Class A shares are available with no front-end sales charge. However, a 1% CDSC is charged on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

      FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.


SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A SHARES


     Waivers for Certain Investors. Various individuals and institutions may purchase Class A shares without front-end sales charge including:

o    financial   planners,   institutions,   broker-dealer   representatives  or
     registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with the Company or SunAmerica Capital Services, Inc., the Distributor.

o participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information.

o Trustees of the Company and other individuals who are affiliated with the Company or any fund distributed by SunAmerica Capital Services and their families.

o selling brokers and their employees and sales representatives and their families.


     Reducing your Class A sales charges. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of any Portfolio of the Company or any fund distributed by SunAmerica Capital Services to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege,"and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

     TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

     Reinstatement privilege. If you sell shares of a Portfolio within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Portfolio without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. All accounts involved must be registered in the same name(s).


DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES


     Class A shares of the Micro Cap, Small Cap, Mid Cap, Multi Cap and Real Estate Securities Portfolios have their own 12b-1 plan that permits them to pay for distribution, account maintenance and service fees (payable to the Distributor) based on a percentage of average daily net assets, as follows:

                                                            Account
                                                           Maintenance
                                                               and
 Class           Distribution Fee                          Service Fee
   A                   0.10%                                  0.25%

      Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   OPENING AN ACCOUNT

1.   Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for Class A shares of each Portfolio is as follows:


     o    non-retirement account:$500

     o    retirement account: $250

     o dollar cost averaging: $500 to open; you must invest at least $25 a month.


     The minimum subsequent investment for Class A shares of each Portfolio is as follows:


     o    non-retirement account:$100

     o    retirement account:$25
3.   Complete  the  appropriate  parts  of the  Account  Application,  carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-426-9157.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sales through your broker or financial advisor.

PURCHASE OF SHARES

     Shares of the Portfolios may be purchased, at the net asset value per share with respect to Class Y shares or at the offering price per share with respect to Class A shares, next determined after an order, including payment in the manner described herein, is received by the Company (see "Valuation of Shares"). The Company reserves the right to reject your purchase order and to suspend the offering of shares of the Company. All purchases must be in U.S. dollars. Cash will not be accepted. There is a $25.00 fee for all checks returned due to insufficient funds.

     Class Y shares may be purchased and subsequent investments may be made by principals, officers, associates and employees of the Company and its affiliates, their families and their business or personal associates, and individuals who are shareholders of any Portfolio of the Company, either directly or through their individual retirement accounts, and by any JMIC pension or profit-sharing plan, without being subject to the minimum or subsequent investment limitations for Class Y shares.



----------------------------------------------------------------------------------------------------------------------------------
   PURCHASING SHARES:                       OPENING AN ACCOUNT:                      ADDING TO AN ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------
By check                       o   Make out a check for the investment          o  Make out a check for the
                                   amount,  payable to "Brazos  Mutual             investment amount,
                                   Funds."                                         payable to "Brazos Mutual Funds."
[GRAPHIC OMITTED]

                               o   Mail the check and your completed            o  Fill out the detachable
                                   Account  Application  (and                      investment slip from an
                                   Supplemental  Account  Application,             account statement. If no slip
                                   if  applicable)  to  the  address               is available, include a note
                                   indicated in  "-Mailing  Addresses"             specifying the Portfolio
                                   below.                                          name, your share class, the
                                                                                   Fund number, your account
                                                                                   number, and the name(s) in which
                                                                                   the account is registered.
----------------------------------------------------------------------------------------------------------------------------------
By wire                        o   Mail your  completed  Account                o  Instruct your bank to wire
                                   Registration  Form to the  address              the amount of your investment to:
                                   indicated  in "Mailing                          State Street Bank and Trust
                                   Addresses" below.                                 Company
[GRAPHIC OMITTED]

                               o   Obtain your account number by referring         Boston, MA
                                   to your statement or by calling                 ABA #0110-00028
                                   1-800-426-9157.                                 DDA #99029712
                               o   Instruct your bank to wire the                  Attn:Name of Portfolio
                                   amount of your investment to:                   FBO: Shareholder Name/
                                   State Street Bank and Trust                          Account Number
                                     Company
                                   Boston, MA
                                   ABA       #0110-00028                        o  Specify the Portfolio name,
                                   DDA       #99029712                             your share class, the Fund
                                   Attn:     Name of Portfolio                     number, the new accont
                                   FBO:      Shareholder Name/                  o  number, and the names in
                                             Account Number                        which the account is
                                                                                   registered. Your bank may
                                                                                   charge a fee to wire funds.
                               o   Specify the Portfolio  name, your
                                   choice  of  share  class,  the Fund
                                   number, the new account number, and
                                   the names in which the  account  is
                                   registered.  Your bank may charge a
                                   fee to wire funds.
-----------------------------------------------------------------------------------------------------------------------------------


   MAILING ADDRESSES

o For initial investments and overnight or express mail:    o  For subsequent investments:
    Brazos Mutual Funds                                          Non-Retirement Accounts:
    Mutual Fund Operations, 3rd Floor                            Brazos Mutual Funds
    The SunAmerica Center                                        c/o NFDS
    733 Third Avenue                                             P.O. Box 219373
    New York, NY 10017-3204                                      Kansas City, MO  64121-9373


                                                            o  Retirement Accounts:
                                                               Mutual Fund Operations, 3rd Floor
                                                               The SunAmerica Center
                                                               733 Third Avenue
                                                               New York, NY  10017-3204
------------------------------------------------------------------------------------------------------
By exchange
                               o   Call 1-800-426-9157 to   o  Review the current prospectus for
                                   request an exchange.        the portfolio or the fund into which
[GRAPHIC OMITTED]                                              you are exchanging


                                                            o  Call 1-800-426-9157 to request an exchange.
-------------------------------------------------------------------------------------------------------



CLASS A SHARES OF THE MICRO CAP PORTFOLIO WILL BE AVAILABLE ON OR ABOUT MAY 1, 2001.

Other companies through which you can purchase Brazos Mutual Funds

-----------------------------------------------------------------------------------------------------------------------------------
      Fidelity Investments, Inc.                   Charles Schwab and Co.                     Jack White and Co.
-----------------------------------------------------------------------------------------------------------------------------------
 National Financial                                101 Montgomery Street                    TD Waterhouse
 Services/Fidelity                                 San Francisco, CA 94104                  100 Wall Street, 2nd Floor
 Fidelity Investments                              1-800-435-8000                           New York, NY 10005
 P.O. Box 770001                                                                            1-800-233-3411
 Cincinnati, OH  45277-0003



AUTOMATIC INVESTMENT PLAN

     Shareholders may also purchase additional Portfolio shares through an Automatic Investment Plan. Under the Plan, SunAmerica Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 4 p.m., Eastern time, on the date of the month designated by the shareholder. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus, or call 1-800-426-9157. This service may not be provided for Service Agent clients who are provided similar services by those organizations..


OTHER PURCHASE INFORMATION

     Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the price calculated after the NYSE closes that day. Orders received after 4 p.m. ET will receive the price calculated on the next business day.

     Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Company on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Company from the Company assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolios were purchased directly from the Company or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to shareholders dealing directly with the Company. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Company.

     Service Agents, or if applicable, their designees, that have entered into agreements with the Company or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Company's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Company in proper form will be priced at each Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

DISTRIBUTOR

     SunAmerica Capital Services Inc. ("SACS"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, serves as Distributor for shares of the Portfolios. SACS will receive no compensation for distribution of Class Y shares of the Portfolios, except for reimbursement by the Adviser of out-of-pocket expenses. For Class A shares, the Distributor receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the 12b-1 plans for the Class A shares of the Portfolios. The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of Class A shares of a Portfolio. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of a Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolio's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

EXCHANGE PRIVILEGE

     Shares of each Portfolio may be exchanged for the same class of shares of any other Portfolio included in the Brazos Mutual Funds or any fund distributed by the Distributor. Exchange requests should be made by writing to Brazos Mutual Funds, c/o SunAmerica Fund Services, Inc., Mutual Fund Operations, The
SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204 or calling 1-800-426-9157.

     Any exchange will be based on the net asset value of the shares involved (subject to any CDSC that may apply). There is no charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read the Prospectus of the Portfolio or the fund into which you would like to exchange (contact SunAmerica Fund Services, Inc. at 1-800-426-9157 for additional copies of the Prospectus). All exchanges are subject to applicable minimum initial investment requirements. Exchanges can only be made with Portfolios or funds distributed by the Distributor that are qualified for sale in a shareholder's state of residence. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges with other Portfolios or funds distributed by the Distributor received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Requests received after that time will be processed on the next business day. The Board of Trustees may limit frequency and amount of exchanges permitted. For additional information regarding telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE" below. An exchange into the same share class of another Portfolio of the Company or any fund distributed by the Distributor is a sale of shares and may result in capital gain or loss for income tax purposes. The Company may modify or terminate the exchange privilege at any time.

     To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Company, are using market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order.

     CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-426-9157 for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

     MULTI-PARTY CHECKS. The Company may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Company by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Company is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from fraudulent endorsement.


REDEMPTION OF SHARES

      Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by your Portfolio(s).


     Shares of any Portfolio may be redeemed by mail (subject to a fee of $15.00 for overnight courier) or telephone, at any time, at the net asset value as next determined after receipt of the redemption request. A $12.00 fee will be charged to shareholders for wire redemptions for Class Y shares and a $15.00 fee will be charged to shareholders for wire redemptions for Class A shares. If shares of any Portfolio are redeemed within 180 days of purchase, a 2.00% redemption fee will be assessed on the proceeds of the transaction. This fee will be paid to the applicable Portfolio for the benefit of the remaining shareholders and is intended to encourage long-term investment in these Portfolios, to avoid transaction and other expenses incurred by early redemption and to facilitate portfolio management.


-----------------------------------------------------------------------------------------------------------------------------------
   REDEEMING SHARES:                    DESIGNED FOR:                        TO SELL SOME OR ALL OF YOUR SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
By letter                                  o Accounts of any type.             o  Write a letter of instruction
                                                                                  indicating the Portfolio name,
                                           o Sales of $100,000 or more,           the Fund number, your share
                                             but less than $5,000,000             class, your account number, the
                                             for Class Y shares should            names in which the account is
[GRAPHIC OMITTED]                            be in writing.                       registered, and the dollar value
                                                                                  or number of shares you wish to sell.

                                           o Sales of $5,000,000 or            o  Include all signatures and any
                                             more for Class Y shares              additional documents that may
                                             and sales of $100,000 or             be required (see next page).
                                             more for Class A shares
                                             must be in writing with a         o  Mail the materials to:
                                             signature guarantee.

                                                                                  Brazos Mutual Funds
                                                                                  Mutual Fund Operations, 3rd Floor
                                                                                  The SunAmerica Center
                                                                                  733 Third Avenue
                                                                                  New York, New York 10017-3204

                                                                               o  A check will normally be mailed
                                                                                  on the next business day to
                                                                                  the name(s) and address in
                                                                                  which the account is registered
                                                                                  or otherwise according to
                                                                                  your letter of instruction.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                               o Most accounts.                    o  For automated service 24 hours
                                                                                  a day using your touch-tone
                                           o Sales of $100,000 or more,           phone, dial 1-800-654-4760.
                                             but less than $5,000,000,
                                             for Class Y shares should         o  To place an order or to speak
                                             be in writing.                       to a representative from Brazos
[GRAPHIC OMITTED]                                                                 Mutual Funds, call 1-800-426-9157
                                           o Sales of $5,000,000 or               between 8:30 a.m. and 7 p.m. (Eastern time)
                                             more for Class Y shares              on most business days.
                                             and sales of $100,000 or
                                             more for Class A shares
                                             must be in writing with
                                             a signature guarantee.
-----------------------------------------------------------------------------------------------------------------------------------

By Wire                                    o Amounts of any type.              o  Fill out the "Telephone
                                                                                  Options" section of your
                                           o Sales of $100,000 or more,           new account application.
                                             but less than $5,000,000,
[GRAPHIC OMITTED]                            for Class Y shares should         o  Amounts of $1,000 or more will
                                             be in writing.                       be wired on the next business
                                                                                  day. A $12 fee will be deducted
                                           o Sales of $5,000,000 or               from your account for Class Y
                                             more for Class Y shares              shares and a $15 fee will be
                                             and sales of $100,000 or             deducted from your account for
                                             more for Class A shares              Class A shares.
                                             must be in writing with
                                             a signature guarantee.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                                o Accounts of any type.             o  Review the current prospectus
                                                                                  for the portfolio or the fund into
                                                                                  which you are exchanging.

[GRAPHIC OMITTED]                          o Sales of any amount.              o  Call 1-800-426-9157 to request
                                                                                  an exchange.
-----------------------------------------------------------------------------------------------------------------------------------

SIGNATURE GUARANTEES

      Signature guarantees are required for the following redemptions:

          o redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

          o redemptions where the proceeds are to be sent to someplace other than the registered address;

          o    share transfer requests; or



          o redemption requests that are $5,000,000 or more for Class Y shares and $100,000 or more for Class A shares.


      The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

OTHER REDEMPTION INFORMATION

     Normally, each Portfolio will make a payment for all shares redeemed under proper procedures within one business day of and no more than seven business days after receipt of the request. The Company may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

     If the Trustees determine that it would be detrimental to the best interests of remaining shareholders of the Portfolios to make payment wholly or partly in cash, the Portfolios may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

RETIREMENT PLANS

      Shares of the Portfolios are available for use in certain types of tax-deferred retirement plans such as:

          o    IRAs (including Roth IRAs),

          o employer-sponsored defined contribution plans (including 401(k) plans), and

          o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.

     Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. Application forms and brochures describing investments in the Portfolios for retirement plans can be obtained by calling the Brazos Mutual Funds at 1-800-426-9157.

FINANCIAL HIGHLIGHTS

     The following tables show selected financial information for Class Y and/or Class A shares outstanding of each of the Portfolios throughout the periods indicated. As of the date of this prospectus, the Micro Cap Portfolio had not offered Class A shares to investors. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class Y and/or Class A shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

-------------------------------------------------------------------------------
MICRO CAP PORTFOLIO

                                                       NET GAIN (LOSS)
                                         NET             ON INVEST-          TOTAL        DIVIDENDS          DISTRI-
                    NET ASSET          INVEST-           MENTS (BOTH         FROM          FROM NET          BUTIONS
                     VALUE,             MENT             REALIZED           INVEST-         INVEST-           FROM
PERIOD              BEGINNING          INCOME               AND              MENT            MENT            CAPITAL
ENDED               OF PERIOD         (LOSS)(1)          UNREALIZED)       OPERATIONS       INCOME            GAINS
------              ---------          ------            ----------        ----------     ---------          -------

                                                          CLASS Y
12/31/97-
  11/30/98(3)     $   10.00             (0.05)           $   2.08           $   2.03           $--             $--
11/30/99 . . .        12.03             (0.14)               7.91               7.77            --            (1.47)
11/30/00 . . .        18.33             (0.18)               6.83               6.65            --            (5.51)

              NET ASSET                    NET ASSETS   RATIO OF         RATIO OF NET
TOTAL          VALUE,                       END OF      EXPENSES         INCOME (LOSS)
DISTRI-        END OF         TOTAL         PERIOD      TO AVERAGE         TO AVERAGE     PORTFOLIO
BUTIONS        PERIOD        RETURN(2)      (000's)     NET ASSSETS        NET ASSETS     TURNOVER
-------       -------       ---------       --------    ----------       ------------    ------------
    $--        $12.03         20.30%        $ 47,774      1.60%(4)(5)      (0.46)%(4)(5)         121%
  (1.47)        18.33         65.67          121,914      1.54             (0.95)                150
  (5.51)        19.47         34.65          181,165      1.46             (0.77)                159

----------
(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of sale of respective class of shares
(4)  Annualized
(5)  Net of the following expense reimbursements (based on average net assets):

                                                       11/30/98
                                                      ---------
 Micro Cap..........................................    0.30%

-----------------------------------------------------------------------------------------------------

SMALL CAP PORTFOLIO
                                                          NET GAIN
                                         NET             ON INVEST-          TOTAL        DIVIDENDS          DISTRI-
                    NET ASSET          INVEST-           MENTS (BOTH         FROM          FROM NET          BUTIONS
                     VALUE,             MENT             REALIZED           INVEST-         INVEST-           FROM
PERIOD              BEGINNING          INCOME               AND              MENT            MENT            CAPITAL
ENDED               OF PERIOD          LOSS(1)           UNREALIZED        OPERATIONS       INCOME            GAINS
------              ---------          -------           ----------        ----------     ---------          -------

                                                     CLASS Y
12/31/96-
  11/30/97(3)         $10.00          $ (0.03)            $ 4.69             $ 4.66           $--         $    (1.17)
11/30/98 . . .         13.49            (0.11)              0.79               0.68            --              (0.10)
11/30/99 . . .         14.07            (0.13)              4.60               4.47            --                 --
11/30/00 . . .         18.54            (0.09)              2.75               2.66            --              (1.94)

                                                     CLASS A
9/8/99-
 11/30/99(3)          $16.90          $ (0.05)            $ 1.65             $ 1.60           $--         $       --
11/30/00 . . .          18.50            (0.23)              2.76               2.53            --              (1.94)

                 NET ASSET                     NET ASSETS     RATIO OF       RATIO OF NET
TOTAL              VALUE,                        END OF       EXPENSES       INCOME (LOSS)
DISTRI-            END OF         TOTAL          PERIOD       TO AVERAGE      TO AVERAGE         PORTFOLIO
BUTIONS            PERIOD        RETURN(2)      (000's)      NET ASSSETS      NET ASSETS         TURNOVER
-------           -------       ---------       --------      ----------       ------------    ------------

                                                     CLASS Y
$    (1.17)      $  13.49       47.08%         $ 80,898       1.35%(4)(5)       (0.68)%(4)(5)      148%
     (0.10)         14.07        5.06           313,207       1.21              (0.71)             104
      --            18.54       31.77           627,978       1.08              (0.78)             105
     (1.94)         19.26       13.36           890,033       1.03              (0.40)             132

                                                     CLASS A

$       --       $  18.50        9.47%         $    394       1.65%(4)(5)       (1.46)%(4)(5)      105%
     (1.94)         19.09       12.68             2,706       1.65(5)           (1.01)(5)          132

----------
(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of sale of respective class of shares
(4)  Annualized
(5)  Net of the following expense reimbursements (based on average net assets):

                                 11/30/97    11/30/98   11/30/99    11/30/00
                                 --------    --------   --------    --------
    Small Cap Class Y              0.45%         --          --          --
    Small Cap Class A                --          --        0.14%       1.15%

MID CAP PORTFOLIO

                                                       NET GAIN (LOSS)
                                         NET             ON INVEST-          TOTAL        DIVIDENDS          DISTRI-
                    NET ASSET          INVEST-           MENTS (BOTH         FROM          FROM NET          BUTIONS
                     VALUE,             MENT             REALIZED           INVEST-         INVEST-           FROM
PERIOD              BEGINNING          INCOME               AND              MENT            MENT            CAPITAL
ENDED               OF PERIOD         (LOSS)(1)          UNREALIZED)       OPERATIONS       INCOME            GAINS
------              ---------          ------            ----------        ----------     ---------          -------

                                                     CLASS Y
12/31/99-
  11/30/00(3)      $10.00             $(0.08)            $2.02              $1.94           $--              $(0.48)

                                                     CLASS A
3/31/00-
  11/30/00(3)      $12.00             $(0.11)            $0.02              $(0.09)         $--              $(0.48)

                 NET ASSET                     NET ASSETS     RATIO OF       RATIO OF NET
TOTAL              VALUE,                        END OF       EXPENSES       INCOME (LOSS)
DISTRI-            END OF         TOTAL          PERIOD       TO AVERAGE      TO AVERAGE         PORTFOLIO
BUTIONS            PERIOD        RETURN(2)      (000's)      NET ASSSETS      NET ASSETS         TURNOVER
-------           -------       ---------       --------      ----------       ------------    ------------
                                                     CLASS Y
 $(0.48)           $11.46         18.93%        $65,055         1.32%(4)(5)    (0.65)%(4)(5)        137%

                                                     CLASS A

 $(0.48)           $11.43         (1.15)%         $ 108         1.70%(4)(5)    (1.15)%(4)(5)        137%

----------
(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of sale of respective class of shares
(4)  Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                       11/30/00
                       --------
Mid Cap Class Y..........0.03%
Mid Cap Class A........  26.05%

-----------------------------------------------------------------------------------------------------------------------------------
MULTI CAP PORTFOLIO

                                                          NET GAIN
                                         NET             ON INVEST-          TOTAL        DIVIDENDS          DISTRI-
                    NET ASSET          INVEST-           MENTS (BOTH         FROM          FROM NET          BUTIONS
                     VALUE,             MENT             REALIZED           INVEST-         INVEST-           FROM
PERIOD              BEGINNING          INCOME               AND              MENT            MENT            CAPITAL
ENDED               OF PERIOD         (LOSS)(1)          UNREALIZED)       OPERATIONS       INCOME            GAINS
------              ---------          ------            ----------        ----------     ---------          -------

                                                     CLASS Y
12/31/98-
  11/30/99(3)       $10.00            $(0.05)            $6.96               $6.91           $--             $(2.13)
11/30/00             14.78             (0.13)             5.53                5.40            --              (3.22)

                                                     CLASS A
3/31/00-
  11/30/00(3)       $18.92            $(0.15)            $0.43               $0.28           $--             $(2.30)

                 NET ASSET                     NET ASSETS     RATIO OF       RATIO OF NET
TOTAL              VALUE,                        END OF       EXPENSES       INCOME (LOSS)
DISTRI-            END OF         TOTAL          PERIOD       TO AVERAGE      TO AVERAGE         PORTFOLIO
BUTIONS            PERIOD        RETURN(2)      (000's)      NET ASSSETS      NET ASSETS         TURNOVER
-------           -------       ---------       --------      ----------       ------------    ------------

                                                     CLASS Y
$(2.13)            $14.78         72.39%(4)     $35,944        1.35%(4)(5)      (0.42)%(4)(5)         154%
 (3.22)             16.96         37.02          82,936        1.27             (0.71)                187

                                                     CLASS A

$(2.30)            $16.90         0.69%         $   108         1.70%(4)(5)     (1.09)%(4)(5)         187%

----------
(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of sale of respective class of shares
(4)  Annualized
(5)  Net of the following expense  reimbursements (based on average net assets):

                                             11/30/99            11/30/00
                                             --------            --------
Multi Cap Class Y ......................       0.64%                --
Multi Cap Class A ......................        --                24.85%

-----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES PORTFOLIO

                                                       NET GAIN (LOSS)
                                         NET             ON INVEST-          TOTAL        DIVIDENDS          DISTRI-
                    NET ASSET          INVEST-           MENTS (BOTH         FROM          FROM NET          BUTIONS
                     VALUE,             MENT             REALIZED           INVEST-         INVEST-           FROM
PERIOD              BEGINNING          INCOME               AND              MENT            MENT            CAPITAL
ENDED               OF PERIOD         (LOSS)(1)          UNREALIZED)       OPERATIONS       INCOME            GAINS
------              ---------          ------            ----------        ----------     ---------          -------

                                                     CLASS Y
12/31/96-
  11/30/97(3)      $   10.00       $    0.35       $         2.05       $   2.40          $   (0.23)         $    (0.93)
11/30/98 .....         11.24            0.44                (1.90)         (1.46)             (0.43)              (0.14)
11/30/99 .....          9.21            0.47                (1.17)         (0.70)             (0.44)                 --
11/30/00 .....          8.07            0.45                 1.19           1.64              (0.39)                 --

                                                     CLASS A
9/8/99-
  11/30/99(3)      $    8.80       $    0.12       $        (0.74)      $  (0.62)         $   (0.12)          $      --
11/30/00 . . .          8.06            0.41                 1.17           1.58              (0.33)                 --

                 NET ASSET                     NET ASSETS     RATIO OF       RATIO OF NET
TOTAL              VALUE,                        END OF       EXPENSES       INCOME (LOSS)
DISTRI-            END OF         TOTAL          PERIOD       TO AVERAGE      TO AVERAGE         PORTFOLIO
BUTIONS            PERIOD        RETURN(2)      (000's)      NET ASSSETS      NET ASSETS         TURNOVER
-------           -------       ---------       --------      ----------       ------------    ------------

                                                     CLASS Y
 $  (1.16)      $   11.24       24.39%          $53,308        1.25%(4)(5)        4.61%(4)(5)       185%
    (0.57)           9.21      (13.64)           84,789        1.25(5)            4.19(5)           157
    (0.44)           8.07       (7.86)          128,997        1.19               5.23              100
    (0.39)           9.32       20.64           193,824        1.10               4.99               66

                                                     CLASS A

$   (0.12)          $8.06       (7.06)%            $143        1.65%(4)(5)        6.13%(4)(5)       100%
    (0.33)           9.31       19.81               537        1.65(5)            4.29(5)            66

------------------------------------------------------------------------------------------------------------

----------
(1)  Calculated  based upon average shares  outstanding
(2)  Total return is not annualized  and does not reflect sales load
(3)  Commencement  of sale of  respective class of shares
(4)  Annualized
(5)  Net of the following expense reimbursements (based on average net assets):

                                       11/30/97  11/30/98   11/30/99    11/30/00
                                       --------  --------   --------    --------
Real Estate Securities Class Y........   0.58%       0.06%      --         --
Real Estate Securities Class A .......    --          --       0.18%      3.42%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              FOR MORE INFORMATION

     You may obtain the following and other information on these Portfolios free of charge:



                 ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS
                      PROVIDES THE PORTFOLIOS' MOST RECENT
                    FINANCIAL REPORTS AND PORTFOLIO LISTINGS.
                 THE ANNUAL REPORTS CONTAIN A DISCUSSION OF THE
                MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT
               SIGNIFICANTLY AFFECTED THE PORTFOLIOS' PERFORMANCE
                          DURING THE LAST FISCAL YEAR.


         STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED MARCH 30, 2001

         PROVIDES ADDITIONAL DETAILS ABOUT THE PORTFOLIOS' POLICIES AND MANAGEMENT AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.


                                   Telephone:
                                 1-800-426-9157

                                      Mail:
                               Brazos Mutual Funds
                       c/o SunAmerica Fund Services, Inc.
                             Mutual Fund Operations
                              The SunAmerica Center
                                733 Third Avenue
                             New York, NY 10017-3204

                                      SEC:
         Text only versions of Company documents can be viewed online or downloaded from: http://www.sec.gov

    You may review and obtain copies of Company information at the SEC Public
       Reference Room in Washington, D.C. (1-202-942-8090). Copies of the information may be obtained upon payment of a duplicating fee by writing the
                   Public Reference Section, Washington, D.C.
           20549-0102, or by electronic request to publicinfo@sec.gov.

                Investment Company Act of 1940 File No. 811-07881

                               www.brazosfunds.com




517882                                                           BRYPR

March 30, 2001                                                       PROSPECTUS

BRAZOS MUTUAL FUNDS

o Brazos Micro Cap Portfolio
o Brazos Small Cap Portfolio
o Brazos Mid Cap Portfolio
o Brazos Multi Cap Portfolio
o Brazos Real Estate Securities Portfolio
  (Class A, B and II Shares)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[LOGO] SUN AMERICA                                     [LOGO] BRAZOS
       CAPITAL SERVICES                                       MUTUAL FUNDS

TABLE OF CONTENTS
------------------------------------------
FUND HIGHLIGHTS .....................    2

SHAREHOLDER ACCOUNT INFORMATION .....   14

MORE INFORMATION ABOUT THE PORTFOLIOS   22

  Investment Strategies .............   22
  Glossary ..........................   24
    Investment Terminology ..........   24
    Risk Terminology ................   25

Fund Management .....................   26

FINANCIAL HIGHLIGHTS ................   27



[LOGO] SUN AMERICA                                     [LOGO] BRAZOS
       CAPITAL SERVICES                                       MUTUAL FUNDS

FUND HIGHLIGHTS

Q&A

The following questions and answers are designed to give you an overview of Brazos Mutual Funds, and to provide you with information about each of Brazos Mutual Funds' separate Portfolios, and their investment goals, principal strategies and principal investment techniques. Classes A, B and II shares of the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, Multi Cap Portfolio and Real Estate Securities Portfolio are offered through this prospectus. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on page 22, and the glossary that follows on page 24.

Q: What are the Portfolios' investment goals, strategies and techniques?
A:

                                       PRINCIPAL
                      INVESTMENT       INVESTMENT          PRINCIPAL INVESTMENT
 PORTFOLIO             GOAL            STRATEGY                 TECHNIQUES
-------------------------------------------------------------------------------
MICRO CAP           capital              growth          active trading in common stocks
PORTFOLIO           appreciation                         and securities convertible into
                                                         common stocks that demonstrate
                                                         the potential for capital
                                                         appreciation, issued by companies
                                                         with market capitalizations of
                                                         (a) $600 million or lower or (b)
                                                         companies represented in the
                                                         lower 50% of the Russell 2000
                                                         Index at the time of the
                                                         Portfolio's investment

SMALL CAP           capital              growth          active trading in common stocks
PORTFOLIO           appreciation                         and securities convertible into
                                                         common stocks that demonstrate
                                                         the potential for capital
                                                         appreciation, issued by companies
                                                         with market capitalizations of
                                                         (a) $1.8 billion or lower or (b)
                                                         companies represented in the
                                                         Russell 2000 Index at the time of
                                                         the Portfolio's investment

MID CAP             capital              growth          active trading in common stocks
PORTFOLIO           appreciation                         and securities convertible into
                                                         common stocks that demonstrate
                                                         the potential for capital
                                                         appreciation, issued by companies
                                                         with market capitalizations of
                                                         (a) $235 million to $12.9 billion
                                                         or (b) companies represented in
                                                         the S&P Midcap 400 Index at the
                                                         time of the Portfolio's
                                                         investment

MULTI CAP           capital              growth          active trading in common stocks
PORTFOLIO           growth                               and securities convertible into
                                                         common stocks that demonstrate the
                                                         potential for capital growth

REAL ESTATE         a balance of         growth and      active trading in common stocks
SECURITIES          income and           income          and securities convertible into
PORTFOLIO           appreciation                         common stocks issued by
                                                         companies principally engaged
                                                         in the real estate industry

MARKET CAPITALIZATION

     Represents the total market value of the outstanding securities of a corporation. The market capitalization for the Micro Cap Portfolio and Small Cap Portfolio will fluctuate with changes in market conditions and the composition of the Russell 2000 Index. As of February 28, 2001, the company with the largest market capitalization in the Russell 2000 Index had a market capitalization of approximately $5.6 billion and the company with the largest market capitalization in the lower 50% of the Russell 2000 Index had a market capitalization of approximately $413 million. The market capitalization for the Mid Cap Portfolio will fluctuate with changes in market conditions and the composition of the S&P Midcap 400 Index. As of February 28, 2001, the company with the largest market capitalization in the S&P Midcap 400 Index had a market capitalization of approximately $10 billion.

     Each Portfolio pursues its investment goal consistent with reasonable risk to principal.

     When deemed appropriate by the Adviser, a Portfolio engages in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

     The "GROWTH" ORIENTED philosophy to which the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio and Multi Cap Portfolio subscribe and the Real Estate Securities Portfolio partly subscribes--that of investing in securities believed to offer the potential for capital appreciation--focuses on securities are considered to have a historical record of above average growth rate; to have significant growth potential; to have above average earnings growth or value or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

     The "INCOME" portion of the philosophy to which the Real Estate Securities Portfolio subscribes seeks securities of companies with strong dividend yield and dividend growth potential.

     A company is considered "PRINCIPALLY ENGAGED IN THE REAL ESTATE INDUSTRY" if at least 50% of its assets, gross income, or net profits are attributable to ownership, construction, management or sale of real estate assets.

Q:   What are the principal risks of investing in the Portfolios?


A: The following section describes the principal risks of each Portfolio, while the chart on pages 22-23 describes various additional risks.


RISK OF INVESTING IN EQUITY SECURITIES

The Portfolios invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions--for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

ADDITIONAL PRINCIPAL RISKS

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

ADDITIONAL RISKS SPECIFIC TO TEMPORARY DEFENSIVE POSITION

Each Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash in various U.S. dollar denominated money market instruments. The value of money market investments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer term securities. When a Portfolio's assets are invested in these instruments, a Portfolio may not be achieving its investment objective.

ADDITIONAL RISKS SPECIFIC TO PORTFOLIOS INVESTING IN SMALL COMPANIES

Stocks of smaller companies may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of small company securities may make those securities more difficult to sell.

ADDITIONAL RISKS SPECIFIC TO THE MICRO CAP PORTFOLIO

Microcapitalization stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Microcapitalization companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.

ADDITIONAL RISKS SPECIFIC TO THE REAL ESTATE SECURITIES PORTFOLIO


The Real Estate Securities Portfolio is subject to risks, such as market forces, that may impact the values of its underlying real estate assets, and management's skill in managing those assets. The Real Estate Securities Portfolio is also subject to concentration risk because it invests in a particular industry, which could cause the Real Estate Securities Portfolio to be affected by a change in value of one investment more than a portfolio that invested across industry sectors. The trading volume of small company real estate securities may also make these securities more difficult to sell. The Portfolio is non-diversified.

FUND HIGHLIGHTS

The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. In addition, the performance results presented below may reflect periods of above average performance attributable to a Portfolio's investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Portfolio, or other non-recurring factors. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

MICRO CAP PORTFOLIO (CLASS Y)(1)

[REPRESENTATION OF BAR GRAPH IN PRINTED PIECE.]

1998                 1999               2000
----                 ----               ----
32.80%              80.84%             18.90%

During the period shown in the bar chart, the highest return for a quarter was 36.58% (quarter ended December, 1999) and the lowest return for a quarter was -16.26% (quarter ended September, 1998).


(1) The returns shown in the bar chart above are for Class Y shares which have substantially similar annual returns because its shares are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A, B and II shares which are set forth in the table on pages 8-9 of this prospectus. Class Y shares are not offered in this prospectus..



Average  Annual Total Returns (as of the calendar     One        Return Since
year ended  December 31, 2000)                        Year         Inception

Micro Cap **                         Class Y         18.90%         41.82%
Russell 2000 Index***                                -3.03%          4.64%

*    Inception Date: Class Y: 12/31/97

**   Includes expenses.

*** The Russell 2000 Index is an unmanaged broad-based index of 2,000 smaller capitalization companies. The Russell 2000 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[REPRESENTATION OF BAR GRAPH IN PRINTED PIECE.]

SMALL CAP PORTFOLIO (CLASS A)

2000
----
4.56%

During the period shown in the bar chart, the highest return for a quarter was 6.15% (quarter ended September, 2000) and the lowest return for a quarter was -4.12% (quarter ended December, 2000).



Average Annual Total Returns (as of the calendar      One        Return Since
year ended December 31, 2000)                         Year        Inception*

Small Cap Portfolio**                Class A         -1.46%         20.16%
                                     Class B         -1.14%         22.12%
                                     Class II         1.72%         23.97%
Russell 2000 Index***                                -3.03%          9.47%

*    Inception Date: 9/8/99

**   Includes expenses and sales charge.

*** The Russell 2000 Index is an unmanaged broad-based index of 2,000 smaller capitalization companies. The Russell 2000 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index. The return since inception shown for the Russell 2000 Index is without income for the period 9/8/99-9/30/99 but it includes income for the remainder of the period.

Mid Cap Portfolio (Class Y)(1)

[REPRESENTATION OF BAR CHART IN PRINTED PIECE.]

 2000
-----
30.49%


During the period shown in the bar chart, the highest return for a quarter was 20.00% (quarter ended March, 2000) and the lowest return for a quarter was -5.58% (quarter ended December, 2000).

(1) The returns shown in the bar chart above are for Class Y shares which have substantially similar annual returns because its shares are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A, B and II shares which are set forth in the table on pages 8-9 of this prospectus. Class Y shares are not offered in this prospectus.



Average Annual Total Returns (as of the calendar       One        Return Since
year ended December 31, 2000)                          Year        Inception*

Mid Cap Portfolio**                   Class Y         30.49%         30.49%
S&P Midcap 400 Index***                               17.50%         17.50%

*   Inception Date: Class Y: 12/31/99

**  Includes expenses.

*** The S&P Midcap 400 Index is an unmanaged broad-based index of mid-capitalization companies. The S&PMidcap 400 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


Multi Cap Portfolio (Class Y)(1)

[REPRESENTATION OF BAR CHART IN PRINTED PIECE.]

 1999               2000
-----               -----
92.05%             35.06%

During the period shown in the bar chart, the highest return for a quarter was 28.73% (quarter ended December, 1999) and the lowest return for a quarter was -1.55% (quarter ended December, 2000).


(1) The returns shown in the bar chart above are for Class Y shares which have substantially similar annual returns because its shares are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A, B and II shares which are set forth in the table on pages 8-9 of this prospectus. Class Y shares are not offered in this prospectus.



Average  Annual Total Returns (as of the calendar      One       Return Since
year ended December 31,  2000)                         Year        Inception*

Multi Cap  Portfolio**                Class Y         35.06%         60.95%
S&P Midcap  400  Index***                             17.50%         16.10%
S&P 500  Index****                                    -9.15%          4.85% *

*    Inception Date: Class Y: 12/31/98

**   Includes expenses.

***  The  S&P  Midcap  400  Index  is  an   unmananged   broad-based   index  of
     mid-capitalization companies. The S&P Midcap 400 Index does not reflect any fees or expenses. Investors cannot invest directly in the index.

**** The S&P 500 Index is an unmanaged broad-based index of large capitalization companies. The S&P 500 index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

REAL ESTATE SECURITIES PORTFOLIO (CLASS A)(1)

[REPRESENTATION OF BAR GRAPH IN PRINTED PIECE.]

     2000
     ----
     25.02%


During the period shown in the bar chart, the highest return for a quarter was 11.09% (quarter ended June, 2000) and the lowest return for a quarter was 1.48% (quarter ended March, 2000).



Average Annual Total Returns (as of the calendar       One       Return Since
year ended December 31, 2000)                          Year       Inception*

Real Estate Securities Portfolio**       Class A      17.83%          9.41%
                                         Class B      19.27%         10.89%
                                         Class II     22.03%         12.96%
NAREIT Equity Index***                                26.38%      15.66%


*   Inception Date: 9/8/99

**   Includes expenses and sales charges.

*** The NAREIT Equity Index is a widely recognized, unmanaged index of publicly traded real estate securities. The NAREIT Equity Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

-------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FUND HIGHLIGHTS

Q.   WHAT ARE THE PORTFOLIOS' EXPENSES

A: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


                                                               MICRO CAP PORTFOLIO                  SMALL CAP PORTFOLIO
                                                               -----------------                     -----------------
                                                          CLASS A     CLASS B   CLASS II   CLASS A   CLASS B   CLASS II
                                                          -------     -------   --------   -------   -------   --------
SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
    Maximum Sales Charge (Load) ....................          5.75%   5.00%      2.00%    5.75%       5.00%     2.00%
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)(1)          5.75%    None      1.00%    5.75%        None     1.00%
    Maximum Deferred Sales Charge (Load) (as a
    percentage of amount redeemed)(2) ..............           None   5.00%      1.00%     None       5.00%     1.00%
    Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends ...........................           None    None       None     None        None      None
    Redemption Fee(3) ..............................          2.00%   2.00%      2.00%    2.00%       2.00%     2.00%
    Exchange Fee ...................................           None    None       None     None        None      None
    Maximum Account Fee ............................           None    None       None     None        None      None

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM PORTFOLIO ASSETS)
     Management Fees...............................           1.20%   1.20%      1.20%    0.90%       0.90%     0.90%
     Distribution (and/or Service) (12b-1) Fees(4) .          0.35%   1.00%      1.00%    0.35%       1.00%     1.00%
     Other Expenses(5) .............................          1.50%   1.50%      1.50%    1.55%       2.23%     2.99%
                                                              -----   -----      -----    -----       -----     -----
Total Annual Portfolio Operating Expenses Before
Expense Reimbursement(5) ...........................          3.05%   3.70%      3.70%    2.80%       4.13%     4.89%
Expense Reimbursement ..............................        (1.15)%  (1.15)%   (1.15)%  (1.15)%     (1.83)%    (2.59)%
                                                              -----   -----      -----    -----       -----     -----
Net Expenses(6) ....................................          1.90%   2.55%      2.55%    1.65%       2.30%     2.30%

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 14 for more information about the CDSCs.

(3) A $15.00 fee may be imposed on wire and overnight mail redemptions. If shares of any Portfolio are redeemed within 180 days of purchase, a 2.00% redemption fee will be assessed on the proceeds of the transaction. This fee will be paid to the applicable Portfolio.

(4) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) "Other Expenses" and "Total Annual Portfolio Operating Expenses Before Expense Reimbursement" are estimated for the following share classes because they have not previously been offered: Micro Cap (Classes A, B and II), Mid Cap (Classes B and II), and Multi Cap (Classes B and II).

(6) The Board of Trustees, including a majority of the Independent Trustees, approved the net expense ratios set forth above, which are contractually required by agreement with the Board of Trustees, including a majority of the Independent Trustees. The net expense ratios for the Class A, B and II shares of each Portfolio are the following: 1.90% for Class A shares of Micro Cap; 1.65% for Class A shares of Small Cap and Real Estate; 1.55% for Class A shares of Mid Cap and Multi Cap; 2.55% for Class B and II shares of Micro Cap; 2.30% for Class B and II shares of Small Cap and Real Estate; and 2.20% for Class B and II shares of Mid Cap and Multi Cap. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees. The expense information in the table has been restated to reflect current fees and expenses.

         MID CAP PORTFOLIO                    MULTI CAP PORTFOLIO            REAL ESTATE SECURITIES PORTFOLIO
  ------------------------------        -----------------------------         --------------------------------
  CLASS A    CLASS B    CLASS II        CLASS A     CLASS B   CLASS II        CLASS A     CLASS B   CLASS II
  -------    -------    --------        -------     -------   --------        -------     -------   --------

    5.75%      5.00%      2.00%         5.75%       5.00%      2.00%         5.75%        5.00%       2.00%

    5.75%      None       1.00%         5.75%       None       1.00%         5.75%        None        1.00%


     None      5.00%      1.00%          None       5.00%      1.00%          None        5.00%       1.00%

     None       None       None          None        None       None          None         None        None
    2.00%      2.00%      2.00%         2.00%       2.00%      2.00%         2.00%        2.00%       2.00%
     None       None       None          None        None       None          None         None        None
     None       None       None          None        None       None          None         None        None
    0.75%      0.75%      0.75%         0.75%       0.75%      0.75%         0.90%        0.90%       0.90%
    0.35%      1.00%      1.00%          .35%       1.00%      1.00%         0.35%        1.00%       1.00%
   26.50%     26.50%     26.50%        25.30%      25.30%     25.30%         3.82%        5.25%       6.89%
   ------     ------     ------        ------      ------    -------       -------       ------     -------
   27.60%     28.25%     28.25%        26.40%      27.05%     27.05%         5.07%        7.15%       8.79%
 (26.05)%   (26.05)%   (26.05)%      (24.85)%    (24.85)%   (24.85)%       (3.42)%      (4.85)%     (6.49)%
   ------    -------    -------       -------     -------    -------       -------       ------     -------
    1.55%      2.20%      2.20%         1.55%       2.20%      2.20%         1.65%        2.30%       2.30%


FUND HIGHLIGHTS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                   1 Year     3 Years     5 Years      10 Years
                                   ------     -------     -------      --------

MICRO CAP PORTFOLIO
    (Class A shares) ...........     $757     $1,138      $1,542         $2,669
    (Class B shares)* ..........      758      1,094       1,555          2,727
    (Class II shares) ..........      456        886       1,442          2,956

SMALL CAP PORTFOLIO
    (Class A shares) ...........      733      1,065       1,420          2,417
    (Class B shares)* ..........      733      1,018       1,430          2,473
    (Class II shares) ..........      431        811       1,318          2,709

MID CAP PORTFOLIO
    (Class A shares) ...........      724      1,036       1,371          2,314
    (Class B shares)* ..........      723        988       1,380          2,370
    (Class II shares). .........      421        781       1,268          2,609

MULTI CAP PORTFOLIO
    (Class A shares) ...........      724      1,036       1,371          2,314
    (Class B shares)* ..........      723        988       1,380          2,370
    (Class II shares) ..........      421        781       1,268          2,609

REAL ESTATE SECURITIES PORTFOLIO
    (Class A shares) ...........      733      1,065       1,420          2,417
    (Class B shares)* ..........      733      1,018       1,430          2,473
    (Class II shares) ..........      431        811       1,318          2,709

If you did not redeem your shares:

                                  1 Year     3 Years     5 Years      10 Years
                                  ------     -------     -------      --------

MICRO CAP PORTFOLIO
    (Class A shares) ............   $757     $1,138      $1,542         $2,669
    (Class B shares)* ...........    258        794       1,355          2,727
    (Class II shares) ...........    356        886       1,442          2,956

SMALL CAP PORTFOLIO
    (Class A shares) ............    733      1,065       1,420          2,417
    (Class B shares)* ...........    233        718       1,230          2,473
    (Class II shares) ...........    331        811       1,318          2,709

MID CAP PORTFOLIO
    (Class A shares) ............    724      1,036       1,371          2,314
    (Class B shares)* ...........    223        688       1,180          2,370
    (Class II shares) ...........    321        781       1,268          2,609

MULTI CAP PORTFOLIO
    (Class A shares) ............    724      1,036       1,371          2,314
    (Class B shares)* ...........    223        688       1,180          2,370
    (Class II shares) ...........    321        781       1,268          2,609

REAL ESTATE SECURITIES PORTFOLIO
    (Class A shares) ............    733      1,065       1,420          2,417
    (Class B shares)* ...........    233        718       1,230          2,473
    (Class II shares) ...........    331        811       1,318          2,709

----------
* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 14. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

FUND HIGHLIGHTS

Q: HOW HAS THE ADVISER PERFORMED IN MANAGING ACCOUNTS WITH SUBSTANTIALLY SIMILAR
   INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES TO THAT OF THE PORTFOLIOS?

A: Set forth below are performance data provided by John McStay Investment
   Counsel, L.P., the Portfolios' Adviser, pertaining to the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Small Cap, Mid Cap and Real Estate Securities Portfolios. The investment returns of the Brazos Portfolios may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Small Cap, Mid Cap and Real Estate Securities Portfolios. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The Adviser's separately managed account performance results set forth below under "Institutional Equity Results" are not intended to predict or suggest the return of the Small Cap, Mid Cap and Real Estate Securities Portfolios, but rather to provide the shareholder with information about the historical investment performance of the Portfolios' Adviser. The Indexes used in the comparisons below are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth below.


                                                           ADVISER'S                        ADVISER'S
                        ADVISERS                         INSTITUTIONAL                   INSTITUTIONAL   REAL
                      INSTITUTIONAL                         MID CAP                 S&P       Real      Estate
                       SMALL CAP    SMALL CAP    RUSSELL   COMPOSITE   MID CAP    MIDCAP     ESTATE   SECURITIES   NAREIT
                         EQUITY    PORTFOLIO      2000      EQUITY    PORTFOLIO     400      EQUITY    PORTFOLIO   EQUITY
                        ACCOUNTS    (CLASS Y)     INDEX    ACCOUNTS   (CLASS Y)   INDEX     ACCOUNTS   (CLASS Y)    INDEX
                         (AFTER      (AFTER     (BEFORE     (AFTER     (AFTER    (BEFORE     (AFTER     (AFTER     (BEFORE
                        EXPENSES)   EXPENSES)   EXPENSES)  EXPENSES)  EXPENSES)  EXPENSES)  EXPENSES)  EXPENSES)  EXPENSES)
CALENDAR YEARS:
1987                        25.6%         --       -8.8%        --          --         --          --        --         --
1988                        24.5          --       24.9         --          --         --          --        --         --
1989                        31.9          --       16.2       32.5%         --       35.6%         --        --         --
1990                        -4.0          --      -19.5       -3.5          --       -5.1          --        --         --
1991                        68.9          --       46.1       67.1          --       50.1          --        --         --
1992                         8.7          --       18.4        6.5          --       11.9          --        --         --
1993                        15.3          --       18.9       16.5          --       14.0          --        --         --
1994                        -0.1          --       -1.8       -4.9          --       -3.6        14.6%       --        3.2%
1995                        30.1          --       28.4       31.2          --       30.9        20.5        --       15.3
1996                        32.9          --       16.5       23.3          --       19.2        42.1        --      -35.3
1997                        23.4        54.5%      22.4       30.1          --       32.3        26.5      29.2       20.3
1998                        10.4        13.6       -2.5       15.3          --       19.1       -15.6     -17.4      -17.5
1999                        12.6        37.0       21.3       25.8          --       14.7        -4.3      -4.6       -4.6
2000                         3.9         5.2       -3.0       23.5        30.5%      17.5        26.4      25.9       26.4
AVERAGE ANNUAL
TOTAL RETURNS
AS OF 12/31/00:
CUMULATIVE                1053.9       153.0      351.7      850.4        30.5      686.8       153.4      28.2       92.4
ANNUALIZED                  19.1        26.1       11.4       20.6        30.5       18.8        14.2       6.4        9.8
3 Year                       8.9        17.9        4.6       21.4          --       17.1         0.7      -0.3       -0.2
5 Year                      16.2          --       10.3       23.5          --       20.4        12.9        --       10.1
10 Year                     19.3          --       15.5       22.2          --       19.9          --        --         --
Six-Year Mean               18.9          --       13.9       24.9          --       22.3          --        --         --
Fourteen-Year Mean          20.3          --       12.7         --          --         --          --        --         --
Value of $1 invested
During 14 Years
(1/1/87 - 12/31/00)       $11.54          --      $3.52         --          --         --          --        --         --


(1) The Adviser's Institutional Equity Accounts represents the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not identical) objectives, policies and strategies as those of Small Cap Portfolio, Mid Cap Portfolio and Real Estate Securities Portfolio. The separately managed accounts are subject to different expenses and governmental regulations than the Portfolios.

(2) The annualized return of the Adviser's Institutional Equity Accounts is calculated from monthly data, allowing for compounding. The formula used in accordance with the methods set forth by the Association for Investment Management Research ("AIMR"), The Bank Administration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.

(3) The cumulative return means that $1 invested in the Small Cap Equity composite account on January 1, 1987 had grown to $11.54 by December 31, 2000, that $1 invested in the Mid Cap Equity composite account on January 1, 1989 had grown to $9.50 by December 31, 2000 and that $1 invested in the Real Estate Equity composite account on January 1, 1994 had grown to $2.53 by December 31, 2000.

(4) The fourteen-year arithmetic mean is the arithmetic average of the Small Cap Equity composite accounts' annual returns listed, and the six-year mean is the arithmetic average of the Real Estate Equity composite accounts' annual returns for the years listed.

(5) The Russell 2000, S&P MidCap 400 and the NAREIT Equity Index are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above. The Russell 2000 is comprised of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies. The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range of the U.S. stock market. The NAREIT Equity Index is a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. The comparative indices are not adjusted to reflect expenses or other fees reflected in the performance of a mutual fund as required by the Securities and Exchange Commission.

(6) The Adviser's average annual management fee over the fourteen-year period (1987-2000) for the Small Cap Equity composite accounts was 1% or 100 basis points. On January 1, 1987, the Adviser began managing the separate accounts using objectives, policies and strategies substantially similar to those of the Small Cap Portfolio. During the period, fees on the Adviser's individual accounts ranged from 1% to 1.5% (100 basis points to 150 basis points). The Adviser's average annual management fee over the ten-year period (1991-2000) for the Mid Cap Equity composite accounts was 1% or 100 basis points. During the period, fees on the Adviser's individual accounts ranged from 1% to 1.5% (100 basis points to 150 basis points). The Adviser's average annual management fee over the six-year period (1995-2000) for the Real Estate Equity composite accounts was .85% or 85 basis points. During the period, fees on the Adviser's individual accounts ranged from .80% to 1% (80 basis points to 100 basis points). Net returns to investors vary depending on the management fee.


(7) Small Cap Equity composite accounts ("Composite") performance data is AIMR compliant from 1/1/93 forward. Prior to that time, the only difference in the calculation is that all portfolios were equally weighted without regard to dollar value in determining Composite performance. The Composite includes every account managed in the Adviser's small capitalization style, consistent with AIMR guidelines. This equal weighting method follows the standards promulgated by the Investment Management Consultants' Association which predates standards established by AIMR. In 1990, the Composite results reflected portfolios ranging in number from 3 to 8 and in size from $3 million to $30 million, with a median size of $13 million. In 1991, the Composite reflected portfolios ranging in number from 8 to 18 and in size from $1 million to $46 million, with a median size of $15 million. In 1992, the Composite reflected portfolios ranging in number from 20 to 27 and in size from $4 million to $50 million, with a median size of $17 million. And, from 1987 through 1989, the Composite consisted of only one portfolio which for many years served as the model for all accounts managed in this style.


(8) The returns shown for the Small Cap, Mid Cap and the Real Estate Securities Portfolios are for Class Y shares (which are not offered in this prospectus) and not Class A, B and II shares. The Class A, B and II shares of the Small Cap and Real Estate Portfolios commenced operations on September 8, 1999 and the Class A shares of the Mid Cap Portfolio commenced operations on March 31, 2000. As of the date of this prospectus, Class B and II shares of the Mid Cap Portfolio had not commenced operations. The annual returns for Class A, B and II shares would be substantially similar to the annual returns of Class Y shares because Class A, B and II shares are invested in the same portfolio of securities. In reviewing this performance information, you should be aware that returns would differ to the extent Class Y shares do not have the same expenses and sales loads as Class A, B and II shares which are set forth on pages 8-9 of this prospectus.

SHAREHOLDER ACCOUNT INFORMATION

SELECTING A SHARE CLASS
Each Portfolio offers three classes of shares through this prospectus: Class A, Class B and Class II shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.

CLASS A                        CLASS B                         CLASS II

o Front-end sales              o No front-end sales            o Front-end sales charge,
  charges, as described          charge; all your money          as described below.
  below. There are               goes to work for you
  several ways to reduce         right away.                   o Higher annual expenses
  these charges, also                                            than Class A shares.
  described below.             o Higher annual expenses
                                 than Class A shares.          o Deferred sales charge
o Lower annual expenses                                          on shares you sell
  than Class B or Class        o Deferred sales charge           within eighteen months
  II shares.                     on shares you sell              of purchase, as
                                 within six years of             described below.
                                 purchase, as described
                                 below.                        o No conversion to Class A.

                               o Automatic conversion to
                                 Class A shares
                                 approximately eight
                                 years after purchase.

CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:

                                                     Sales Charge           Concession to Dealers
                                            -------------------------------------------------------
                                                 % OF         % OF NET              % OF
                                               OFFERING        AMOUNT             OFFERING
YOUR INVESTMENT                                  PRICE        INVESTED              PRICE
                                            -------------------------------------------------------
Less than $50,000 .........................     5.75%           6.10%               5.00%

$50,000 but less than $100,000 ............     4.75%           4.99%               4.00%

$100,000 but less than $250,000 ...........     3.75%           3.90%               3.00%

$250,000 but less than $500,000 ...........     3.00%           3.09%               2.25%

$500,000 but less than $1,000,000 .........     2.10%           2.15%               1.35%

$1,000,000 or more ........................     None            None                1.00%

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is charged on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

        Years after purchase            CDSC on shares being sold

        1st year                        5.00%
        2nd year                        4.00%
        3rd year and 4th year           3.00%
        5th year                        2.00%
        6th year                        1.00%
        7th year and thereafter         None


CLASS II. Sales Charges are as follows:

                              Sales Charge                Concession to Dealers
--------------------------------------------------------------------------------
                          % OF         % OF NET                   % OF
                        OFFERING        AMOUNT                  OFFERING
                          PRICE        INVESTED                   PRICE
--------------------------------------------------------------------------------
                          1.00%          1.01%                    1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase Class A shares without front-end sales charges, including:

o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with the Fund or SunAmerica Capital Services, Inc., the Distributor of the Fund (this waiver may also apply to front-end sales charges of Class II shares)

o participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information

o Fund Trustees and other individuals, and their families, who are affiliated with the Fund or any fund distributed by SunAmerica Capital Services

o selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for Class B or Class II shares in the following cases:

o within one year of the shareholder's death or becoming disabled

o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 591/2 at the time the redemption is made

o Trustees of the Fund and other individuals, and their families, who are affiliated with the Fund or any fund distributed by SunAmerica Capital Services

o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with the Distributor to sell Class II shares with no front-end sales charge.

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of any Portfolio of the Fund or any fund distributed by SunAmerica Capital Services to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

REINSTATEMENT PRIVILEGE. If you sell shares of a Portfolio within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Portfolio, without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE (12B-1) FEES

Each class of shares of each  Portfolio has its own 12b-1 plan that provides for
distribution   and  account   maintenance  and  service  fees  (payable  to  the
Distributor) based on a percentage of average daily net assets, as follows:

                                                    ACCOUNT MAINTENANCE AND
     CLASS               DISTRIBUTION FEE                 SERVICE FEE
       A                       0.10%                         0.25%
       B                       0.75%                         0.25%
      II                       0.75%                         0.25%

Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER ACCOUNT INFORMATION

OPENING AN ACCOUNT

1.  Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each Portfolio is as follows:

      o non-retirement account: $500

      o retirement account: $250

      o dollar cost averaging: $500 to open; you must invest at least $25 a month

    The minimum subsequent investment for each Portfolio is as follows:

      o  non-retirement account: $100

      o  retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

BUYING SHARES

OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT

BY CHECK
------------------------------------------------------------------------------


o Make out a check for the                 o Make out a check for the
  investment amount, payable to the          investment amount payable to the
  specific Portfolio or Brazos               specific Portfolio or Brazos
  Mutual Funds. An account cannot            Mutual Funds. Shares cannot be
  be opened with a SunAmerica Money          purchased with a SunAmerica Money
  Market Fund check.                         Market Fund check.

o Deliver the check and your               o Include the stub from your
  completed Account Application              Portfolio statement or a note
  (and Supplemental Account                  specifying the Portfolio name,
  Application, if applicable) to             your share class, your account
  your broker or financial advisor,          number and the name(s) in which
  or mail them to:                           the account is registered.

    SunAmerica Fund Services, Inc.         o Indicate the Portfolio and
    Mutual Fund Operations, 3rd Floor        account number in the memo
    The SunAmerica Center                    section of your check.
    733 Third Avenue
    New York, New York 10017-3204.         o Deliver the check and your note
                                             to your broker or financial
o All purchases must be in U.S.              advisor, or mail them to:
  dollars. Cash will not be
  accepted. A $25.00 fee will be               NON-RETIREMENT ACCOUNTS:
  charged for all checks returned              SunAmerica Fund Services, Inc.
  due to insufficient funds.                   c/o NFDS
                                               P.O. Box 219373
                                               Kansas City, Missouri 64141-9373

                                             RETIREMENT ACCOUNTS:
                                             SunAmerica Fund Services, Inc.
                                             Mutual Fund Operations, 3rd Floor
                                             The SunAmerica Center
                                             733 Third Avenue
                                             New York, New York 10017-3204

--------------------------------------------------------------------------------
BY WIRE

o Deliver your completed                   o Instruct your bank to wire the
  application to your broker or              amount of your investment to:
  financial advisor or fax it to
  SunAmerica Fund Services, Inc. at            State Street Bank & Trust Company
  212-551-5585.                                Boston, MA
                                               ABA #0110-00028
o Obtain your account number by                DDA # 99029712
  referring to your statement or by
  calling your broker or financial             Specify the Portfolio name,
  advisor or Shareholder/Dealer                your share class, your
  Services at 1-800-858-8850,                  Portfolio number, account
  extension 5125.                              number and the name(s) in which
                                               the account is registered. Your
o Instruct your bank to wire the               bank may charge a fee to wire
  amount of your investment to:                funds.

    State Street Bank & Trust Company
    Boston, MA
    ABA #0110-00028
    DDA # 99029712

    Specify the Portfolio name,
    your choice of share class,
    your new Portfolio number and
    account number and the name(s)
    in which the account is
    registered. Your bank may
    charge a fee to wire funds.

TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

CLASS A, B AND II SHARES OF THE MICRO CAP PORTFOLIO AND CLASS B AND II SHARES OF THE MID CAP AND MULTI CAP PORTFOLIOS WILL BE AVAILABLE ON OR ABOUT MAY 1, 2001.

SHAREHOLDER ACCOUNT INFORMATION

SELLING SHARES

HOW                                           REQUIREMENTS

THROUGH YOUR BROKER OR FINANCIAL ADVISOR
--------------------------------------------------------------------------------
  o Accounts of any type.                     o Call your broker or financial
  o Sales of any amount.                        advisor to place your order to
                                                sell shares.
BY MAIL
--------------------------------------------------------------------------------
  o Accounts of any type.                     o Write a letter of instruction
  o Sales of less than $100,000.                indicating the Portfolio name,
  o Sales of $100,000 or more require           your share class, your account
    a signature guarantee.                      number, the name(s) in which
                                                the account is registered and
                                                the dollar value or number of
                                                shares you wish to sell.

                                              o Include all signatures and any
                                                additional document that may be
                                                required (see next page).

                                              o A check will normally be mailed
                                                on the next business day to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instructions.

                                              o Mail the materials to:

                                                 SunAmerica Fund Services, Inc.
                                                 Mutual Fund Operations, 3rd
                                                 Floor The SunAmerica Center 733
                                                 Third Avenue New York, New York
                                                 10017-3204

BY PHONE
--------------------------------------------------------------------------------
  o Most accounts.                            o Call Shareholder/Dealer
  o Sales of less than $100,000.                Services at
                                                1-800-858-8850, extension
                                                5125, between 8:30 a.m.
                                                and 7:00 p.m. (Eastern
                                                time) on most business
                                                days. State the Portfolio
                                                name, the name of the
                                                person requesting the
                                                redemption, your share
                                                class, your account
                                                number, the name(s) in
                                                which the account is
                                                registered and the dollar
                                                value or number of shares
                                                you wish to sell.

                                              o A check will be mailed to
                                                the name(s) and address in
                                                which the account is
                                                registered, or to a
                                                different address
                                                indicated in a written
                                                authorization previously
                                                provided to the Portfolio
                                                by the shareholder(s) on
                                                the account.

BY WIRE
--------------------------------------------------------------------------------
  o Request by mail to sell any amount        o Proceeds will normally be
    (accounts of any type).                     wired on the next business
                                                day. A $15 fee will be
  o Request by phone to sell less               deducted from your
    than $100,000.                              account.


TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SELLING SHARES IN WRITING. In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  o your address of record has changed within the past 30 days


  o you are selling shares worth $100,000 or more

  o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

  o a broker or securities dealer

  o a federal savings, cooperative or other type of bank

  o a savings and loan or other thrift institution

  o a credit union

  o a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of its shares outstanding. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees of the Fund. Portfolio shares will not be priced on any day the New York Stock Exchange is closed.

BUY AND SELL PRICES. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSCs and applicable redemption fees.


EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in proper form. If the Fund or the Distributor receives your order before a Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before its close of business. The Fund and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Portfolio may invest to a small extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of a Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, the Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. A Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other rele vant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of a Portfolio for shares of the same class of any other Portfolio of the Fund or any fund distributed by SunAmerica Capital Services. Before making an exchange, you should review a copy of the prospectus of the Portfolio or the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."


If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares that you purchased prior to

December 6, 2000 for another Portfolio's Class B shares or Class B shares of any fund distributed by SunAmerica Capital Services (which currently have a longer CDSC schedule).

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order without notice.

CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, extension 5125, for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

MULTI-PARTY CHECKS. The Fund may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Fund is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850 extension 5125.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to your choice of any Portfolio of the Fund or any funds distributed by SunAmerica Capital Services. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum of 12% per year based on the value of the account at the time the Plan is established. To use:

  o Make sure you have at least $5,000 worth of shares in your account.

  o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Portfolio is not advantageous to you, because of sales charges and taxes).

  o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

  o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  o Make sure your dividends and capital gains are being reinvested.

You cannot elect the systematic withdrawal plan if you have requested certificates for your shares.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other Portfolios of the Fund or funds distributed by SunAmerica Capital Services. To use:

  o Specify the Portfolio(s) from which you would like money withdrawn and into which you would like money invested.

  o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  o Specify the amount(s). Each exchange must be worth at least $50.

  o Accounts must be registered identically; otherwise a signature guarantee will be required.

ASSET PROTECTION PLAN (OPTIONAL) Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Fund. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Portfolio shares and to the value of the Portfolio shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Portfolio shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs but will have the same tax consequences as any other Portfolio redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Portfolio are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.

Please call 1-800-858-8850, extension 5660, for more information, including the cost of the Asset Protection Plan option.


RETIREMENT PLANS. All funds distributed by SunAmerica Capital Services offer a range of qualified retirement plans, including IRAs, Roth IRAs, SEPs, SARSEPs, Simple IRAs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Services with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.


DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

  o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from or automatic redemption to your bank account)

  o after any changes of name or address of the registered owner(s)

  o in all other circumstances, quarterly or annually, depending upon the Portfolio

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distributions, if any, of the Micro Cap, Small Cap, Mid Cap and Multi Cap Portfolios and capital gains distributions, if any, of the Real Estate Securities Portfolio will be paid at least annually. Income dividends, if any, of the Real Estate Securities Portfolio will be paid at least quarterly.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other Portfolio of the Fund or any fund distributed by SunAmerica Capital Services or paid in cash (if more than $10). You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125, to change dividend and distribution payment options.


TAXABILITY OF DIVIDENDS. As long as each Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio intends to do, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Distributions of a Portfolio's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Because the Small Cap, Mid Cap and Multi Cap Portfolios seek capital appreciation as opposed to current income, the Fund anticipates that most of the distributions from these Portfolios will be taxed as capital gains. From time to time, however, distributions from the Micro Cap Portfolio (and possibly the Small Cap, Mid Cap and Multi Cap Portfolios) may be distributions from ordinary income in an amount that exceeds capital gains distributions, primarily as a result of portfolio turnover. Distributions from the Real Estate Portfolio are likely to represent both capital appreciation and income, and thus are likely to constitute both capital gain and ordinary income.


Some dividends paid in January, which were declared in a previous quarter, may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction from a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

OTHER TAX CONSIDERATIONS. If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.


By law, each Portfolio must withhold 31% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.


This section summarizes some of the consequences under current federal tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Portfolio under all applicable laws.

SMALL ACCOUNTS. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges.

MORE INFORMATION ABOUT THE PORTFOLIOS


--------------------------------------------------------------------------------
                              INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Each Portfolio has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Portolio's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that the Portfolios use. Please review the glossary in conjunction with this chart.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

                                         MICRO CAP                         SMALL CAP
---------------------------------------------------------------------------------------------------------

What is the Portfolio's                o Capital                         o Capital
investment goal?                         appreciation                      appreciation
---------------------------------------------------------------------------------------------------------
What principal investment              o Growth                          o Growth
strategy does the Portfolio use
to implement its investment goal?
---------------------------------------------------------------------------------------------------------
What are the Portfolio's               o active trading of stocks        o active trading of stocks
principal investment techniques?         of micro-capitalization           of small capitalization
                                         companies that offer the          companies that offer the
                                         potential for capital             potential for capital
                                         appreciation                      appreciation
---------------------------------------------------------------------------------------------------------
What are the Portfolio's other         o Mid-Cap companies               o Mid-Cap companies
significant investments?               o Small-Cap companies
---------------------------------------------------------------------------------------------------------
What other types of securities         o Short-term investments          o Short-term investments
may the Portfolio normally             o Repurchase agreements           o Repurchase agreements
invest in as part of efficient         o Defensive investments           o Defensive investments
portfolio management or for            o Options and futures             o Options and futures
return enhancement purposes?           o Special situations              o Special situations
---------------------------------------------------------------------------------------------------------
What risks may                         o Stock market volatility         o Stock market volatility
affect the Portfolio?                  o Securities selection            o Securities selection
                                       o Small market capitalization     o Small market capitalization
                                       o Foreign exposure                o Foreign exposure
                                       o Interest rate fluctuations      o Interest rate fluctuations
                                       o Credit quality                  o Credit quality
                                       o Illiquidity                     o Illiquidity
                                       o Derivatives                     o Derivatives
                                       o Hedging                         o Hedging
                                       o Microcapitalization

---------------------------------------------------------------------------------------------------------
                                                                       REAL ESTATE
     MID CAP                           MULTI CAP                        SECURITIES
---------------------------------------------------------------------------------------------------------


o Capital                         o Capital                        o A balance of income
  appreciation                      growth                           and appreciation
---------------------------------------------------------------------------------------------------------
o Growth                          o Growth                         o Growth and income


---------------------------------------------------------------------------------------------------------
o active trading of stocks        o active trading of stocks       o active trading of stocks of
  of mid-capitalization             of companies that offer the      companies principally engaged in
  companies that offer the          potential for capital            the real estate industry that offer
  potential for capital             growth                           the potential for capital
  appreciation                                                       appreciation
---------------------------------------------------------------------------------------------------------
o Small-Cap companies             o None                           o None

---------------------------------------------------------------------------------------------------------
o Short-term investments          o Short-term investments         o Short-term investments
o Repurchase agreements           o Repurchase agreements          o Repurchase agreements
o Defensive investments           o Defensive investments          o Defensive investments
o Options and futures             o Options and futures            o Options and futures
o Special situations              o Special situations             o Special situations
---------------------------------------------------------------------------------------------------------
o Stock market volatility         o Stock market volatility        o Stock market volatility
o Securities selection            o Securities selection           o Securities selection
o Small market capitalization     o Small market capitalization    o Small market capitalization
o Foreign exposure                o Foreign exposure               o Volatility of real
o Interest rate fluctuations      o Interest rate fluctuations       estate markets and
o Credit quality                  o Credit quality                   real estate investment trusts
o Illiquidity                     o Illiquidity                    o Concentration risk
o Derivatives                     o Derivatives                    o Non-diversification
o Hedging                         o Hedging                        o Foreign exposure
                                                                   o Interest rate fluctuations
                                                                   o Credit quality
                                                                   o Illiquidity
                                                                   o Derivatives
                                                                   o Hedging

MORE INFORMATION ABOUT THE PORTFOLIOS

GLOSSARY

INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION is growth of the value of an investment.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced.


SMALL COMPANIES are companies with market capitalizations of (a) $1.8 billion or lower or (b) companies represented in the Russell 2000 Index at the time of a Portfolio's investment. As of February 28, 2001, the company with the largest market capitalization in the Russell 2000 Index had a market capitalization of approximately $5.6 billion.

MICROCAPITALIZATION COMPANIES are companies with market capitalization of (a) $600 million or lower or (b) companies represented in the lower 50% of the Russell 2000 Index at the time of a Portfolio's investment. As of February 28, 2001, the company with the largest market capitalization in the lower 50% of the Russell 2000 Index had a market capitalization of approximately $413 million.

MID-CAP COMPANIES are companies with market capitalizations of $235 million to $12.9 billion or companies represented in the Standard & Poor's MidCap 400(TM) Index. The S&P MidCap 400 Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range of the U.S. stock market. As of February 28, 2001, the largest company in the S&P MidCap 400 Index had a market capitalization of approximately $10 billion.

A company is considered "PRINCIPALLY ENGAGED IN THE REAL ESTATE INDUSTRY" if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of real estate assets.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.


IN A REPURCHASE AGREEMENT, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price if such securities mature in one year or less, or 102% of the repurchase price if such securities mature in more than one year.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States. Foreign securities include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

--------------------------------------------------------------------------------
The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc.

"Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.
--------------------------------------------------------------------------------

RISK TERMINOLOGY


STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by the Adviser, may fail to produce the intended return.


MICROCAPITALIZATION STOCKS: Microcapitalization stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Microcapitalization companies may lack resources to take advance of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.

SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations ($1.8 billion or lower, or capitalization of companies represented in the Russell 2000 Index at the time of a Portfolio's investment) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

DERIVATIVES: A derivative instrument is a contract, such as an option or a future, whose value is based on the performance of an underlying asset. Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

VOLATILITY OF REAL ESTATE  MARKETS AND REAL ESTATE  INVESTMENT  TRUSTS  (REITS):
REITs pool investors' funds for investment primarily in commercial real estate properties or in real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A Portfolio could lose money because of declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition.

CONCENTRATION RISK: Concentrating a Portfolio's investments in a particular industry could cause the Portfolio to be sensitive to changes in that industry, and a change in value of any one investment held by the Portfolio may affect the overall value of the Portfolio more than it would affect a diversified Portfolio.



NON-DIVERSIFICATION:   By  concentrating  in  a  smaller  number  of  stocks,  a
Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

As to 50% of its assets, the Real Estate Portfolio may invest up to 5% of its assets in securities of any one issuer and such issuer's securities may not be more than 10% of the outstanding voting securities of the issuer. As to its remaining assets: not more than 25% of the Real Estate Portfolio's assets may be invested in the securities of any one issuer; and JMIC typically seeks to reduce risk by limiting the Real Estate Portfolio's holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last ten business days.

FUND MANAGEMENT


ADVISER. John McStay Investment Counsel, L.P. (JMIC), 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225, is responsible for the management of the Fund, which includes five separate Portfolios. JMIC is a majority-owned subsidiary of American International Group, Inc. (AIG). AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance, insurance related and financial services activities in the United States and abroad. JMIC manages each Portfolio using a team approach. By using a team approach, the Adviser avoids the risk of changes in portfolio management style that may be encountered when a lead manager approach is utilized. The team approach creates portfolio management stability, which provides confidence that the process is repeatable, and has been used for the last twenty-five years. JMIC has had minimal (one) investment professional turnover during the last seventeen years of management.


For the fiscal year ended November 30, 2000, each Portfolio paid the Adviser a fee equal to the following percentage of average daily net assets:

                       Portfolio                             Fee
                       ---------                             ---
                     Micro Cap                              1.20%
                     Small Cap                              0.90%
                     Mid Cap                                0.90%(1)
                     Multi Cap                              0.90%(1)
                     Real Estate Securities                 0.90%

(1) Beginning January 1, 2001, the investment advisory fee has been lowered to 0.75% for the Mid Cap and Multi Cap Portfolios.

DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Portfolio's shares offered herein.

The Distributor, a SunAmerica company and an indirect wholly owned subsidiary of AIG, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio's 12b-1 plans. The Distributor, at its expense, may from time to time provide additional compensation to broker dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Portfolio. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of a Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolio's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

ADMINISTRATOR. SunAmerica Asset Management Corp. provides administrative services to each Portfolio. The Administrator, a SunAmerica company and an indirect wholly owned subsidiary of AIG, is paid an annual fee from the Fund equal to the greater of (1) a minimum annual fee of $35,000 for the first Portfolio, $25,000 for the next three Portfolios, and $20,000 for any additional Portfolios; or (2) an asset-based fee for each Portfolio, equal to a percentage of the average daily net assets of such Portfolio, according to the following schedule: 0.07% on the first $200 million; 0.06% on the next $500 million; 0.04% on the balance.

SHAREHOLDER SERVICING AGENT. SunAmerica Fund Services, Inc. assists the Portfolios' transfer agent in providing shareholder services. The Shareholder Servicing Agent, a SunAmerica company and an indirect wholly owned subsidiary of AIG, is paid a monthly fee by each Portfolio for its services at the annual rate of 0.22% of average daily net assets of each of Class A, B and II shares.

The Distributor, Administrator and Shareholder Servicing Agent are located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


              The Financial Highlights table for each Portfolio is intended to help you understand the financial performance of each Portfolio since their inception. The financial highlights table shown below with respect to the (1) Small Cap Portfolio and Real Estate Securities Portfolio reflects the financial performance of such Portfolio's Class A, B and II Shares; (2) Mid Cap Portfolio and Multi Cap Portfolio reflects the financial performance of such Portfolio's Class A Shares (no Class B or II shares are outstanding); and (3) Micro Cap Portfolio reflects the financial performance of such Portfolio's Class Y Shares (no Class A, B or II shares are outstanding). As of the date of this prospectus, the Micro Cap Portfolio had not offered Class A, B or II shares and the Mid Cap and Multi Cap Portfolios had not offered Class B or II shares to investors. The financial highlights table shown below with respect to the Micro Cap Portfolio reflects the financial performance of the Micro Cap Portfolio's Class Y shares and is intended to provide you with a long term perspective as to the Micro Cap Portfolio's financial history. Certain information reflects financial results for a single Class Y, A, B or II share in each Portfolio. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Class Y, A, B or II shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.


MICRO CAP PORTFOLIO

                                    NET
                                   GAIN
                        NET     ON INVEST-    TOTAL    DIVIDENDS  DISTRI-
           NET ASSET  INVEST-  MENTS (BOTH    FROM     FROM NET   BUTIONS           NET ASSET          NET ASSETS
             VALUE,    MENT     REALIZED     INVEST-    INVEST-    FROM     TOTAL     VALUE,             END OF
PERIOD     BEGINNING  INCOME       AND        MENT       MENT     CAPITAL  DISTRI-    END OF   TOTAL     PERIOD
ENDED      OF PERIOD (LOSS)(1) UNREALIZED) OPERATIONS   INCOME     GAINS   BUTIONS    PERIOD  RETURN(2)  (000'S)
-----      --------- --------  ----------  ----------   ------     -----   -------    ------  ---------  -------
                                                              CLASS Y
12/31/97-
11/30/98(3) $10.00    $(0.05)     $2.08      $2.03       $--      $   --   $   --     $12.03    20.30%   $ 47,774

11/30/99    $12.03    $(0.14)     $7.91      $7.77       $--      $(1.47)  $(1.47)    $18.33    65.67%   $121,914

11/30/00    $18.33    $(0.18)     $6.83      $6.65       $--      $(5.51)  $(5.51)    $19.47    34.65%   $181,165


            RATIO OF NET
 RATIO OF    INVESTMENT
 EXPENSES   INCOME (LOSS)
TO AVERAGE    TO AVERAGE    PORTFOLIO
 NET ASSETS   NET ASSETS    TURNOVER
----------    ----------    --------
               CLASS Y

 1.60%(4)(5)  (0.46)%(4)(5)    121%

 1.54%        (0.95)%          150%

 1.46%        (0.77)%          159%


-----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                11/30/98
                              -----------
Micro Cap .................      0.30%

================================================================================
SMALL CAP PORTFOLIO


                                    NET
                                   GAIN
                        NET     ON INVEST-    TOTAL    DIVIDENDS  DISTRI-
           NET ASSET  INVEST-  MENTS (BOTH    FROM     FROM NET   BUTIONS           NET ASSET          NET ASSETS
             VALUE,    MENT     REALIZED     INVEST-    INVEST-    FROM     TOTAL     VALUE,             END OF
PERIOD     BEGINNING  INCOME       AND        MENT       MENT     CAPITAL  DISTRI-    END OF   TOTAL     PERIOD
ENDED      OF PERIOD (LOSS)(1) UNREALIZED) OPERATIONS   INCOME     GAINS   BUTIONS    PERIOD  RETURN(2)  (000'S)
-----      --------- --------  ----------  ----------   ------     -----   -------    ------  ---------  -------
                                                      CLASS A
9/8/99-
11/30/99(3) $16.90    $(0.05)     $1.65      $1.60       $--      $   --   $   --     $18.50     9.47%     $  394
11/30/00    $18.50    $(0.23)     $2.76      $2.53       $--      $(1.94)  $(1.94)    $19.09    12.68%     $2,706

                                                      CLASS B
9/99-
11/30/99(3) $16.90    $(0.09)     $1.68      $1.59       $--      $   --   $   --     $18.49     9.41%     $  562
11/30/00    $18.49    $(0.37)     $2.76      $2.39       $--      $(1.94)  $(1.94)    $18.94    11.92%     $1,917

                                                     CLASS II
9/8/99-
11/30/99(3) $16.90    $(0.08)     $1.68      $1.60       $--      $   --   $   --     $18.50     9.47%     $  397
11/30/00    $18.50    $(0.36)     $2.74      $2.38       $--      $(1.94)  $(1.94)    $18.94    11.86%     $1,454


             RATIO OF NET
 RATIO OF     INVESTMENT
 EXPENSES       INCOME
TO AVERAGE    TO AVERAGE    PORTFOLIO
 NET ASSETS   NET ASSETS    TURNOVER
----------    ----------    --------
                CLASS A

 1.65%(4)(5)   (1.46)%(4)(5)   105%
 1.65%(5)      (1.01)%(5)      132%

                CLASS B

 2.30%(4)(5)   (2.12)%(4)(5)   105%
 2.30%(5)      (1.66)%(5)      132%

                CLASS II

 2.30%(4)(5)   (2.11)%(4)(5)   105%
 2.30%(5)      (1.67)%(5)      132%



------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                   11/30/99    11/30/00
                                   --------    --------
Small Cap Class A ..............    0.14%        1.15%
Small Cap Class B ..............    0.14%        1.83%
Small Cap Class II .............    0.14%        2.59%

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


MID CAP PORTFOLIO

                                    NET
                                GAIN (LOSS)
                        NET     ON INVEST-    TOTAL    DIVIDENDS  DISTRI-
           NET ASSET  INVEST-  MENTS (BOTH    FROM     FROM NET   BUTIONS           NET ASSET          NET ASSETS
             VALUE,    MENT     REALIZED     INVEST-    INVEST-    FROM     TOTAL     VALUE,             END OF
PERIOD     BEGINNING  INCOME       AND        MENT       MENT     CAPITAL  DISTRI-    END OF   TOTAL     PERIOD
ENDED      OF PERIOD (LOSS)(1) UNREALIZED) OPERATIONS   INCOME     GAINS   BUTIONS    PERIOD  RETURN(2)  (000'S)
-----      --------- --------  ----------  ----------   ------     -----   -------    ------  ---------  -------
                                                              CLASS A
3/31/00-
11/30/00(3) $12.00    $(0.11)     $0.02     $(0.09)      $--      $(0.48)  $(0.48)    $11.43    (1.15)%      $108


            RATIO OF NET
 RATIO OF    INVESTMENT
 EXPENSES   INCOME (LOSS)
TO AVERAGE    TO AVERAGE    PORTFOLIO
 NET ASSETS   NET ASSETS    TURNOVER
----------    ----------    --------
                CLASS A

  1.70%(4)(5)  (1.15)%(4)(5)   137%


------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):



                                        11/30/00
                                      -----------
Mid Cap Class A .....................    26.05%


================================================================================
MULTI CAP PORTFOLIO


                                    NET
                               GAIN (LOSS)
                                ON INVEST-    TOTAL    DIVIDENDS  DISTRI-
           NET ASSET    NET    MENTS (BOTH    FROM     FROM NET   BUTIONS           NET ASSET          NET ASSETS
             VALUE,   INVEST-   REALIZED     INVEST-    INVEST-    FROM     TOTAL     VALUE,             END OF
PERIOD     BEGINNING   MENT        AND        MENT       MENT     CAPITAL  DISTRI-    END OF   TOTAL     PERIOD
ENDED      OF PERIOD INCOME(1) UNREALIZED) OPERATIONS   INCOME     GAINS   BUTIONS    PERIOD  RETURN(2)  (000'S)
-----      --------- --------  ----------  ----------   ------     -----   -------    ------  ---------  -------
                                                              CLASS A
3/31/00-
11/30/00(3) $18.92    $(0.15)     $0.43      $0.28       $--      $(2.30)  $(2.30)    $16.90     0.69%       $108


            RATIO OF NET
 RATIO OF    INVESTMENT
 EXPENSES   INCOME (LOSS)
TO AVERAGE    TO AVERAGE    PORTFOLIO
 NET ASSETS   NET ASSETS    TURNOVER
----------    ----------    --------
                CLASS A

 1.70%(4)(5)   (1.09)%(4)(5)   187%


------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                                            11/30/00
                                           ----------
Multi Cap Class A ........................   24.85%


================================================================================
REAL ESTATE SECURITIES PORTFOLIO

                                    NET
                                GAIN (LOSS)
                        NET     ON INVEST-    TOTAL    DIVIDENDS  DISTRI-
           NET ASSET  INVEST-  MENTS (BOTH    FROM     FROM NET   BUTIONS           NET ASSET          NET ASSETS
             VALUE,    MENT     REALIZED     INVEST-    INVEST-    FROM     TOTAL     VALUE,             END OF
PERIOD     BEGINNING  INCOME       AND        MENT       MENT     CAPITAL  DISTRI-    END OF   TOTAL     PERIOD
ENDED      OF PERIOD (LOSS)(1) UNREALIZED) OPERATIONS   INCOME     GAINS   BUTIONS    PERIOD  RETURN(2)  (000'S)
-----      --------- --------  ----------  ----------   ------     -----   -------    ------  ---------  -------
                                                              CLASS A
9/8/99-
11/30/99(3)  $8.80     $0.12     $(0.74)    $(0.62)      $(0.12)     $--   $(0.12)     $8.06    (7.06)%    $  143
11/30/00     $8.06     $0.41      $1.17      $1.58       $(0.33)     $--   $(0.33)     $9.31    19.81%     $  537

                                                              CLASS B
9/8/99-
11/30/99(3)  $8.80     $0.10     $(0.73)    $(0.63)      $(0.12)     $--   $(0.12)     $8.05    (7.20)%    $  162
11/30/00     $8.05     $0.35      $1.17      $1.52       $(0.28)     $--   $(0.28)     $9.29    19.14%     $  738

                                                             CLASS II
9/8/99-
11/30/99(3)  $8.80     $0.11     $(0.74)    $(0.63)      $(0.12)     $--   $(0.12)     $8.05    (7.20)%    $  143
11/30/00     $8.05     $0.34      $1.18      $1.52       $(0.28)     $--   $(0.28)     $9.29    19.14%     $1,016


            RATIO OF NET
 RATIO OF    INVESTMENT
 EXPENSES   INCOME (LOSS)
TO AVERAGE    TO AVERAGE    PORTFOLIO
 NET ASSETS   NET ASSETS    TURNOVER
----------    ----------    --------
                CLASS A

 1.65%(4)(5)    6.13%(4)(5)    100%
 1.65%(5)       4.29%(5)        66%

                CLASS B

 2.30%(4)(5)    5.48%(4)(5)    100%
 2.30%(5)       3.90%(5)        66%

                CLASS II

 2.30%(4)(5)    5.61%(4)(5)    100%
 2.30%(5)       3.76%(5)        66%

-----------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                                              11/30/99    11/30/00
                                              --------    --------
Real Estate Securities Class A ..............   0.18%       3.42%
Real Estate Securities Class B ..............   0.18%       4.85%
Real Estate Securities Class II .............   0.18%       6.49%

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on Portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios by contacting:

         SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         The SunAmerica Center
         733 Third Avenue
         New York, New York  10017-3204
         1-800-858-8850, extension 5125
or

by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (202) 942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR:  SunAmerica Capital Services, Inc.
INVESTMENT COMPANY ACT
File No. 811-07881


BRPRO-3/01








                                                               [LOGO] SunAmerica
                                                                Capital Services

                               BRAZOS MUTUAL FUNDS
                       Statement of Additional Information

                              dated March 30, 2001


Suite 1600                                               General Marketing and
Sherry Lane                                              Shareholder Information
Dallas, TX 75225                                         (800) 858-8850


     Brazos Mutual Funds (the "Trust") is a mutual fund consisting of multiple investment funds. This Statement of Additional Information relates to: Classes A, B, II and Y shares of Brazos Micro Cap Portfolio, Brazos Small Cap Portfolio, Brazos Mid Cap Portfolio, Brazos Multi Cap Portfolio, and Brazos Real Estate Securities Portfolio. Each Portfolio has distinct investment objectives and strategies.

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the relevant Trust Prospectus dated March 30, 2001. To obtain a Prospectus free of charge, please call the Trust at (800) 858-8850 (with respect to Classes A, B and II shares) or (800) 426-9157 (with respect to Class Y shares). Each Trust Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.



                                TABLE OF CONTENTS


                                                                                    PAGE
History of the Portfolios.............................................................B-2
Investment Objectives and Policies....................................................B-2
Investment Restrictions..............................................................B-24
Trustees and Officers................................................................B-26
Adviser, Personal Trading, Distributor and Administrator.............................B-34
Portfolio Transactions and Brokerage.................................................B-41
Additional Information Regarding Purchase of Class A, B and II Shares................B-44
Additional Information Regarding Purchase of Class Y Shares..........................B-52
Additional Information Regarding Redemption of Shares................................B-53
Exchange Privilege-- Class A, B and II Shares........................................B-54
Exchange Privilege-- Class Y Shares..................................................B-55
Determination of Net Asset Value.....................................................B-56
Performance Data.....................................................................B-56
Dividends, Distributions and Taxes...................................................B-62
Retirement Plans.....................................................................B-64
Description of Shares................................................................B-66
Additional Information...............................................................B-67
Financial Statements.................................................................B-70
Appendix.......................................................................Appendix-1

     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.


     This Statement of Additional Information relates to: Brazos Micro Cap Portfolio, Brazos Small Cap Portfolio, Brazos Mid Cap Portfolio, Brazos Multi Cap Portfolio and Brazos Real Estate Securities Portfolio (each, a "Portfolio," and collectively, the "Portfolios") of Brazos Mutual Funds, a Delaware business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act").


                            HISTORY OF THE PORTFOLIOS

     The Trust was organized as a Delaware business trust on October 28, 1996. The Trust's principal office is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. Brazos Mutual Funds is a diversified open-end management investment company.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of the Portfolios are described in the Prospectuses. Certain types of securities in which the Portfolios may invest and certain investment practices that the Portfolios may employ are described in the Prospectuses and are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.


     ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).


     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

     Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than
Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.


     REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to the repurchase price, including accrued interest, or 102% of the repurchase price if such securities mature in more than one year. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

     REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

     FIXED INCOME SECURITIES. Each Portfolio may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, mainly obligations issued by governments and money market instruments, without regard to the maturities of such securities.


     Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

     The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

     "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or
Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

     Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

     SHORT-TERM AND TEMPORARY DEFENSIVE INSTRUMENTS. In addition to their primary investments, each Portfolio, except as described below, may also invest 5% to 10% under normal circumstances of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Portfolio, except as described below, may invest up to 100% of its total assets in fixed income securities, including money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

     Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Portfolios may invest: U.S. Government securities: See the section entitled "U.S Government Securities" below.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. A Portfolio's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating Organization. The Portfolios will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1 billion or more).

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.


     CORPORATE OBLIGATIONS. Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

     REPURCHASE AGREEMENTS. See the section entitled "Repurchase Agreements" above.

     U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Treasury securities including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. Government to be paid in full.

     Such a Portfolio may also invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.

     Such a Portfolio may also invest in securities issued by U.S. Government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal Land Banks, Central Bank for Cooperatives, and Federal Intermediate Credit Banks. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the relevant Prospectus, the Small Cap Portfolio and the Micro Cap Portfolio will invest, and the other Portfolios may invest, in the securities of small and micro cap companies. Micro Cap generally refers to a capitalization of $600 million or lower or a capitalization of companies represented in the lower 50% of the Russell 2000 Index. Small cap generally refers to a capitalization of $1.8 billion or lower or a capitalization of companies represented in the Russell 2000 Index. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies. The Real Estate Securities Portfolio may invest in securities of companies which have limited operating histories and may not yet be profitable. The Portfolios will not invest in companies which together with predecessors have operating histories of less than three years if immediately thereafter and as a result of such investment the value of the Real Estate Securities Portfolio's holdings of such securities (other than securities of companies principally engaged in the real estate industry) exceeds 20% of the value of the Portfolio's total assets. Although not an investment policy of the Portfolios, it is anticipated that under normal circumstances, approximately 10% to 15% of the companies principally engaged in the real estate industry in which the Real Estate Securities Portfolio invests will have operating histories of less than three years.


     Companies with market capitalization of $235 million to $12.9 billion or the capitalization of companies represented in the S&P Mid Cap 400 Index
("Mid-Cap Companies"), may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Mid Cap Portfolio will invest, and the other Portfolios may invest, in the securities of mid-cap companies.


     WARRANTS AND RIGHTS. Each Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity.

Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

     When-Issued and Delayed Delivery Securities. Each Portfolio may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash, U.S. Government securities, other high grade debt obligations or other liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Portfolio will either segregate the securities sold or liquid assets of a comparable value.


     A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Portfolio.

     When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and failing prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.


     FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Although foreign securities are generally not expected to constitute a significant portion of any Portfolio's investment portfolio, each Portfolio is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.


     Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

     Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, the Portfolios may invest in securities denominated in other currency "baskets."

     Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

     Because a Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of such Portfolio's shares may change on days when a shareholder will not be able to purchase or redeem shares.


     LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


     Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.


     DERIVATIVES STRATEGIES. Each Portfolio may write (i.e., sell) call options ("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. All such calls written by a Portfolio must be "covered" while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.


     Each Portfolio also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. The Portfolio will receive a premium for writing a put option that increases the Portfolio's return. The Portfolios write only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.


     HEDGING STRATEGIES. For hedging purposes as a temporary defensive maneuver, each Portfolio, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, and stock and bond index futures contracts (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Portfolio will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities  markets (generally due to a rise in interest rates);
(ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations. A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.


     A Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Portfolio's portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Portfolios may use is provided below.


OPTIONS

     OPTIONS ON SECURITIES. As noted above, each Portfolio may write and purchase call and put options (including yield curve options) on futures contracts, equity and debt securities.


     When a Portfolio writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Portfolio retains the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a

Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.


     OPTIONS ON FOREIGN CURRENCIES. Each Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security that the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

     OPTIONS ON SECURITIES INDICES. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.


FUTURES AND OPTIONS ON FUTURES


     FUTURES. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Trust's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.


     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.


     As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.


     Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.


     OPTIONS ON FUTURES. As noted above, certain Portfolios may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")


     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.


FORWARD CONTRACTS


     Each Portfolio may engage in Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

     A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Portfolio will not speculate with Forward Contracts or foreign currency exchange rates.


     A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.


     A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). The Portfolios may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

     A Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


         ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE


     The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

     An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, each Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.


                    REGULATORY ASPECTS OF HEDGING INSTRUMENTS

     Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Portfolio intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.


     Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

                        POSSIBLE RISK FACTORS IN HEDGING


     Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used.

     In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Portfolio's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.


     SHORT SALES. Each Portfolio may seek to hedge investments or realize additional gains through short sales. A Portfolio may make short sales, which are transactions in which a Portfolio sells a security it does not own, in anticipation of a decline in the market value of the security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, a Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales.

     A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses a Portfolio may be required to pay in connection with a short sale.

     No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. Each Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short would exceed two percent (2%) of the value of a Portfolio's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Portfolio engages in short sales, its custodian segregates an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

     Each Portfolio may make "short sales against the box." A short sale is effected by selling a security that the Portfolio does not own. A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.


PORTFOLIO TURNOVER. It is expected that the annual portfolio turnover rate for the Portfolios will not exceed 150% (except for the Real Estate Securities Portfolio's turnover rate which will not exceed 200%). For the fiscal year ended November 30, 2000, the portfolio turnover rates for the Micro Cap and Multi Cap Portfolios were 159% and 187%, respectively, due to the volatility inherent in managing small company securities. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains, a portion of which may be short-term or mid-term gains. See "DIVIDENDS, DISTRIBUTIONS AND TAXES" for information on taxation. The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in the "Financial Highlights" section of each Prospectus present the historical turnover rates for the Portfolios.

     INVESTMENT COMPANIES. Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of an investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. A Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to its advisory fee.

     FUTURE DEVELOPMENTS. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Portfolio's Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.


                             INVESTMENT RESTRICTIONS

     Each Portfolio is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Portfolio's outstanding voting securities (as defined in the 1940 Act). Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

     Under the following fundamental restrictions, no Portfolio may:

     (1) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

     (2) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (3) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

     (4) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

     (5)  invest in physical commodities or contracts on physical commodities;

     (6) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate; additionally, the Real Estate Securities Portfolio may purchase and sell mortgage-related securities and liquidate real estate acquired as a result of default on a mortgage and may invest in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans;

     (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives; (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder and (iii) as otherwise permitted by exemptive order of the Commission;

     (8)  underwrite the securities of other issuers;

     (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

    (10) invest in futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and (ii) not more than 20% of a Portfolio's assets are invested in futures and options;

    (11)  purchase on margin except as specified in (10) above;

    (12) invest more than an aggregate of 15% of the net assets of a Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.


In addition, each Portfolio (other than the Real Estate Securities Portfolio) adopted a fundamental policy that it will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position. The Real Estate Securities Portfolio adopted a fundamental policy that its investments will be concentrated in the real estate industry, which means that it will invest more than 25% of its assets in that industry. The Real Estate Securities Portfolio is "non-diversified," which means that as to 50% of its assets, the Portfolio may invest up to 5% of its assets in securities of any one issuer and such issuer's securities may not be more than 10% of the outstanding voting securities of the issuer, at the time of acquisition. As to its remaining assets, not more than 25% of the Portfolio's assets may be invested in the securities of any one issuer. In addition, as to its remaining assets, JMIC typically seeks to reduce risk by limiting the Portfolio's holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last ten business days prior to purchase.

                              TRUSTEES AND OFFICERS

     The following table lists the Trustees and executive officers of the Trust, their ages, business addresses, and principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act.


--------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                         POSITION WITH THE                           OCCUPATIONS DURING
NAME, AGE, ADDRESS                           TRUST                                      PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
George W. Gau, 53                  Trustee                                 Professor of Finance, George S. Watson
8009 Long Canyon Drive                                                     Centennial Professor in Real Estate,
Austin, Texas 78730                                                        College and Graduate School of Business,
                                                                           University of Texas at Austin since
                                                                           1988; J. Ludwig Mosle Centennial
                                                                           Memorial Professor in Investments and
                                                                           Money Management, since 1996; and
                                                                           Chairman of the Board and Chief
                                                                           Executive Officer, The MBA Investment
                                                                           Fund, L.L.C., a $10 million fund that is
                                                                           the first private investment company to
                                                                           be managed by students, since 1994.

---------------------------------------------------------------------------------------------------------------------
*Dan L. Hockenbrough, 41           Trustee, President, Treasurer and       President of Pembrook Securities, Inc.
5949 Sherry Lane, Suite 1600       Chief Financial Officer                 since 1999; Partner of John McStay
Dallas, Texas 75225                                                        Investment Counsel, L.P., since 2000;
                                                                           Business Manager of John McStay
                                                                           Investment Counsel, L.P. since August
                                                                           1996; Formerly, Chief Financial
                                                                           Officer of Waugh Enterprises, Inc.
                                                                           from November 1995 until August 1996.

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                         POSITION WITH THE                           OCCUPATIONS DURING
NAME, AGE, ADDRESS                           TRUST                                      PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
John H. Massey, 61                 Trustee                                 Private investor and corporate
4004 Windsor Avenue                                                        director: The Paragon Group, Inc.,
Dallas, Texas 75205                                                        Chancellor Media Corporation Inc., The
                                                                           Sunrise Television Group, Inc., Bank
                                                                           of the Southwest, Columbine JDS
                                                                           Systems, Inc., FSW Holdings, Inc.,
                                                                           National Health Insurance Corporation,
                                                                           Inc., and Central Texas Bankshares
                                                                           Holdings, Inc. until August 1996;
                                                                           Chairman of the Board and Chief
                                                                           Executive Officer of Life Partners
                                                                           Group, Inc.

---------------------------------------------------------------------------------------------------------------------
David M. Reichert, 61              Trustee                                 Private Investor; formerly Senior Vice
7415 Stonecrest Drive                                                      President of Moffet Capital Management
Dallas, Texas 75240                                                        Corp., an investment counseling firm,
                                                                           from January 1995 until June 1996.

-------------------------------------------------------------------------------------------------------------
Patricia A. Hundley, 50            Vice President, Secretary and           Partner of John McStay Investment
5949 Sherry Lane, Suite 1600       Compliance Officer                      Counsel, L.P., since 1987.
Dallas, Texas 75225

-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                         POSITION WITH THE                           OCCUPATIONS DURING
NAME, AGE, ADDRESS                           TRUST                                      PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
Loren J. Soetenga, 32              Vice President and Treasurer            Partner of John McStay Investment
5949 Sherry Lane, Suite 1600                                               Counsel, L.P., since 1996.  Formerly,
Dallas, Texas 75225                                                        Partner of Chronos Management, Inc.
                                                                           until 1996.

-------------------------------------------------------------------------------------------------------------
Peter C. Sutton, 36                Vice President and Assistant Treasurer  Senior Vice President, SunAmerica
The SunAmerica Center                                                      Asset Management Corp., since April
733 Third Avenue                                                           1997; Treasurer, SunAmerica Equity
New York, NY 10017-3204                                                    Funds, SunAmerica Income Funds and
                                                                           SunAmerica Money Market Funds since
                                                                           February 1996, Anchor Series Trust since
                                                                           1994, SunAmerica Style Select Series,
                                                                           Inc. since September 1996 and SunAmerica
                                                                           Strategic Investment Series, Inc. since
                                                                           December 1998; Vice President and
                                                                           Assistant Treasurer of SunAmerica Series
                                                                           Trust and Anchor Pathway Fund since
                                                                           1994; Vice President, Seasons Series
                                                                           Trust since April 1997; formerly, Vice
                                                                           President, SunAmerica Asset Management
                                                                           Corp., from 1994 to 1997; Controller,
                                                                           SunAmerica Equity Funds, SunAmerica
                                                                           Income Funds, SunAmerica Money Market
                                                                           Funds and Anchor Series Trust, from
                                                                           March 1993 to February 1996.

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                         POSITION WITH THE                           OCCUPATIONS DURING
NAME, AGE, ADDRESS                           TRUST                                      PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
M. Rosalie Buenaventura, 36        Assistant Secretary                     Associate Counsel, SunAmerica Asset
The SunAmerica Center                                                      Management Corp., since August 1999;
733 Third Avenue                                                           Associate,
New York, NY 10017-3204                                                    Brown & Wood LLP from 1991 to 1999.

---------------------------------------------------------------------------------------------------------------------

     The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Agreement and Declaration of Trust. Trustees and officers of the Trust are also Trustees and officers of some or all of the other investment companies managed, administered or advised by John McStay Investment Counsel, L.P. (the "Adviser") or its affiliates.

     The Trust pays each Trustee, who is not also an officer or affiliated person, a $1,750 quarterly retainer fee per Portfolio which currently amounts to $8,750 per quarter. In addition, each unaffiliated Trustee receives a fee of $2,000 per regular meeting and a fee of $1,500 per special meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Trust. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Trust's officers and employees are paid by either the Adviser or the Administrator (as defined below) and receive no compensation from the Trust. The following table shows aggregate compensation paid to each of the Trustees for the fiscal period ended November 30, 2000.



                                               COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------
                                                      (3)
                                                   PENSION OR                                     (5)
                                  (2)              RETIREMENT               (4)            TOTAL COMPENSATION
        (1)                    AGGREGATE        BENEFITS ACCRUED      ESTIMATED ANNUAL       FROM TRUST AND
   NAME OF PERSON             COMPENSATION      AS PART OF TRUST       BENEFITS UPON       FUND COMPLEX PAID
      POSITION                 FROM TRUST           EXPENSES             RETIREMENT           TO TRUSTEES*
---------------------------------------------------------------------------------------------------------------
George W. Gau                   $31,250              -0-                    -0-                 $42,500
Trustee
---------------------------------------------------------------------------------------------------------------
Dan L. Hockenbrough               -0-                -0-                    -0-                   -0-
Trustee
---------------------------------------------------------------------------------------------------------------
John H. Massey                  $31,250              -0-                    -0-                 $42,500
Trustee
---------------------------------------------------------------------------------------------------------------

David M. Reichert               $31,250              -0-                    -0-                 $42,500
Trustee
---------------------------------------------------------------------------------------------------------------

* Includes information for the Trust and Brazos Insurance Funds.

PRINCIPAL HOLDERS OF SECURITIES

     As of February 28, 2001, the Trustees and officers of the Trust owned in the aggregate less than 1% of each class of the Trust's total outstanding shares.

     The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio's class of shares outstanding as of February 28, 2001:

                       MICRO CAP PORTFOLIO, CLASS Y SHARES


     National Investor Serv                                                  5%
     55 Water Street, 32nd Floor
     New York, NY 10041-3299

     National Financial Services                                             7%
     One World Financial Center
     200 Liberty Street
     New York, NY 10281-1003

     Charles Schwab & Co. Inc.                                              21%
     Special Custody for Benefit of Custodian
     Ste 700 Team P-Mutual Fund Operations
     4500 Cherry Creek Drive South
     Denver, CO 80246


                       SMALL CAP PORTFOLIO, CLASS Y SHARES

     Charles Schwab & Co. Inc.                                              12%
     Spec Custody for Benefit of Custodian
     Ste 700 Team P-Mutual Fund Operations
     4500 Cherry Creek Drive-- South
     Denver, CO 80246

                       SMALL CAP PORTFOLIO, CLASS A SHARES


     Western Growers Association - SAF                                       8%
     Harvey Labko/Matt McInerney
     Don Dressler/David Moore Ttees
     P.O. Box 2130
     Newport Beach, CA 92658-8944

     T. Rowe Price Trust Company                                             7%
     FBO General Shale Smart
     Savings Plan Dtd 1/1/2001
     P.O. Box 17215
     Baltimore, MD 21297-1215

     Charles Schwab & Co. Inc.                                              41%
     Spec Custody for Benefit of Custodian
     Ste 700 Team P-Mutual Fund Operations
     4500 Cherry Creek Drive-- South
     Denver, CO 80246


                       SMALL CAP PORTFOLIO, CLASS B SHARES


     SunAmerica Asset Management Corp.                                       8%
     Attn: Frank Curran
     733 Third Avenue, 4th Floor
     New York, NY 10017-3204


                      SMALL CAP PORTFOLIO, CLASS II SHARES

     Robert C. Springer &                                                   11%
     Lois C. Springer JTWROS
     14 Scarlet Oak Road
     Levittown, PA 19056-1702


     SunAmerica Asset Management Corp.                                      11%
     Attn: Frank Curran
     733 Third Avenue, 4th Floor
     New York, NY 10017-3204

                        MID CAP PORTFOLIO, CLASS Y SHARES

     AWP Investment Partnership, Ltd.                                        7%
     C/O Philip J. Boschett
     801 Cherry Street, Ste. 1500
     Fort Worth, TX 76102-6815

     Charles Schwab & Co. Inc.                                               7%
     Spec Custody for Benefit of Custodian
     Ste 700 Team P-Mutual Fund Operations
     4500 Cherry Creek Drive-- South
     Denver, CO 80246

     Buffalo Fine Arts Academy                                               7%
     Robert F. Dickerson Controller
     1285 Elmwood Avenue
     Buffalo, NY 14222-1003

                        MID CAP PORTFOLIO, CLASS A SHARES

     SunAmerica Asset Management Corp.                                      90%
     Attn: Manpratap Shiwnath
     733 Third Avenue, 4th Floor
     New York, NY 10017-3204


                       MULTI CAP PORTFOLIO, CLASS Y SHARES


     Verb & Co.                                                             13%
     FBO Community Foundation
     Silicon Valley
     4380 SW Macadam Avenue, Ste. 450
     Portland, OR 97201-6407

     Charles Schwab & Co. Inc.                                               8%
     Spec Custody for Benefit of Custodian
     Ste 700 Team P-Mutual Fund Operations
     4500 Cherry Creek Drive-- South
     Denver, CO 80246

     R D Hubbard                                                              5%
     73-405 El Paseo #32D
     Palm Dessert, CA 92260-4214

                       MULTI CAP PORTFOLIO, CLASS A SHARES

     SunAmerica Asset Management Corp.                                      92%
     Attn: Manpratap Shiwnath
     733 Third Avenue, 4th Floor
     New York, NY 10017-3204


                REAL ESTATE SECURITIES PORTFOLIO, CLASS Y SHARES


     Charles Schwab & Co. Inc.                                               6%
     Spec Custody for Benefit of Custodian
     Ste 700 Team P-Mutual Fund Operations
     4500 Cherry Creek Drive-- South
     Denver, CO 80246

     Lafayette College                                                       8%
     Attn: Rosemary Bader, Asst.  Treasurer
     234 Markle Hall
     Easton, PA 18042

     Clarian Health Partners Inc.                                            6%
     Attn: Rick Vorhies
     1515 N. Senate Avenue, F1. 1
     Indianapolis, IN 46202-2212

     Texas Tech University                                                   8%
     P.O. Box 41098
     Lubbock, TX 79409-1098


     The Lemelson Foundation                                                 6%
     PMB #363 930 Tahoe Blvd #802
     Incline Village, NV 89451-9488


                REAL ESTATE SECURITIES PORTFOLIO, CLASS A SHAREs


     SunAmerica Asset Management Corp.                                      18%
     Attn: Manpratap Shiwnath
     733 Third Avenue, 4th Floor
     New York, NY 10017-3204

     Western Growers Association-SAF                                        12%
     Harvey Labko/Matt McInerney
     Don Dressler/David Moore Ttees
     P.O. Box 2130
     Newport Beach, CA 92658-8944

     Wayne R. Stevenson  &                                                  10%
     Buena P. Stevenson Comm/Prop
     IMPAC
     1712 Lake Side Lane
     Plano, TX 75023-7421


     Raymond James & Associates                                              5%
     FBO Michael R. Corboy IRA
     811 Preston Road/Suite 712
     Dallas, TX 75225-6315

                REAL ESTATE SECURITIES PORTFOLIO, CLASS B SHARES


     SunAmerica Asset Management Corp.                                      18%
     Attn: Frank Curran
     733 Third Avenue, 3rd Floor
     New York, NY 10017-3204

     Merrill Lynch, Pierce, Fenner & Smith, Inc.                            26%
     for the Sole Benefit of its Customers
     Attn: Service Team SEC # 970K6
     4800 Deer Lake Drive East, 2nd Floor
     Jacksonville, FL 32246-6486

     A.G. Edwards & Sons Inc.                                                5%
     FBO Margaret Carroll Account Two
     A/C 0677-035501
     One North Jefferson
     St. Louis, MO 63103


                REAL ESTATE SECURITIES PORTFOLIO, CLASS II SHARES


     SunAmerica Asset Management Corp.                                      13%
     Attn: Frank Curran
     733 Third Avenue, 3rd Floor
     New York, NY 10017-3204


     Donaldson Lufkin Jenrette                                               7%
     Securities Corporation Inc.
     P.O. Box 2052
     Jersey City, NJ 07303-2052

     Donaldson Lufkin Jenrette                                               7%
     Securities Corporation Inc.
     P.O. Box 2052
     Jersey City, NJ 07303-2052


     FCS Cust                                                                8%
     FBO Glenn W. Patterson IRA
     2040 Louita Drive
     Kingsport, TN 37660-1118

                           ADVISER, PERSONAL TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR


     THE ADVISER. John McStay Investment Counsel, L.P. ("JMIC" or the "Adviser"), which was formed in 1983, is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. JMIC acts as adviser to each of the Portfolios pursuant to (i) the Investment Advisory Agreements dated June 25, 1999, as amended, between the Adviser and the Trust, on behalf of the Micro Cap Portfolio, Small Cap Portfolio, Multi Cap Portfolio and Real Estate Securities Portfolio, and (ii) the Investment Advisory Agreement dated October 14, 1999, as amended, between the Adviser and the Trust, on behalf of the Mid Cap Portfolio (together, the "Advisory Agreements").


     On June 30, 1999, JMIC reorganized and completed the sale of an 80% interest in JMIC to American International Group, Inc. ("AIG") resulting in JMIC becoming a majority owned indirect subsidiary of AIG and minority owned by the employees of JMIC. AIG is the leading U.S.-based international insurance organization. AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad.

     Under the Advisory Agreements, the Adviser manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by the Adviser will at all times be subject to the policies and control of the Trustees.

     Except to the extent otherwise specified in the Advisory Agreements, each Portfolio pays, or causes to be paid, all other expenses of the Trust and each of the Portfolios, including, without limitation, brokerage commissions and all other costs of the Trust's operation.

     As compensation for services rendered by the Adviser under the Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:


          Micro Cap Portfolio...............................1.20%
          Small Cap Portfolio...............................0.90%
          Mid Cap Portfolio.................................0.75%
          Multi Cap Portfolio...............................0.75%
          Real Estate Securities Portfolio..................0.90%


     The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Advisory Agreements for the fiscal years ended November 30, 2000, 1999 and 1998.

                                                           ADVISORY FEES
----------------------------------------------------------------------------------------------------------------------
                                                  ADVISORY FEES*                        ADVISORY FEES WAIVED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                           2000             1999            1998          2000         1999         1998
----------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio (1)          $2,175,189       $972,652         $326,266         $0         $0           $76,089
----------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio (2)          $7,778,112       $4,480,753       $1,578,588       $0         $0           $0
----------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio (3)            $444,296         N/A              N/A              $0         N/A          N/A
----------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio (4)          $514,695         $128,625         N/A              $0         $76,263      N/A
----------------------------------------------------------------------------------------------------------------------
Real Estate Securities           $1,603,768       $1,075,480       $712,269         $0         $0           $47,708
Portfolio (5)
----------------------------------------------------------------------------------------------------------------------


* Without giving effect to voluntary fee waivers or expense reimbursements.

(1) Commencement of operations: 12/31/97.
(2) Commencement of operations: 12/31/96.
(3) Commencement of operations: 12/31/99.
(4) Commencement of operations: 12/31/98.
(5) Commencement of operations: 12/31/96.


     The following table sets forth the fee waivers and expense reimbursements made to the Portfolios by the Adviser/Administrator for the fiscal years ended November 30, 2000, 1999 and 1998.


                                              FEE WAIVERS AND EXPENSE REIMBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------------
                                         2000                                           1999                            1998
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO         CLASS A      CLASS B     CLASS II     CLASS Y     CLASS A      CLASS B     CLASS II     CLASS Y      CLASS Y
--------------------------------------------------------------------------------------------------------------------------------
Micro Cap
Portfolio            N/A          N/A         N/A           $0         N/A         N/A          N/A          $ 0        $76,089
-------------------------------------------------------------------------------------------------------------------------------
Small Cap          $27,832      $27,992     $27,238         $0         $62         $91          $67          $0           $0
Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap            $18,602        N/A         N/A        $16,415       N/A         N/A          N/A          N/A          N/A
Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Multi Cap          $17,211        $0          $0            $0          N/A        N/A          N/A        $16,727        N/A
Portfolio
-------------------------------------------------------------------------------------------------------------------------------

                                              FEE WAIVERS AND EXPENSE REIMBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------------
                                         2000                                           1999                            1998
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO         CLASS A      CLASS B     CLASS II     CLASS Y     CLASS A      CLASS B     CLASS II     CLASS Y      CLASS Y
--------------------------------------------------------------------------------------------------------------------------------
Real Estate        $25,530      $25,518     $27,446         $0         $61         $61          $60          $0         $47,708
Securities
Portfolio
-------------------------------------------------------------------------------------------------------------------------------


     Each Advisory Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities. Each Advisory Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Adviser. Each Advisory Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     Under the terms of each Advisory Agreement, the Adviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


     The Adviser provides investment management services to institutions and individuals and as of February 28, 2001 had approximately $4.9 billion in assets under management. The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Adviser, or any of its affiliates, may, at its own expense, compensate a Service Agent (as defined herein) or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Trust or a Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

     PERSONAL SECURITIES TRADING. The Trust, the Adviser and the Trust's principal underwriter have each adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes provide guidelines for personnel subject to the Code who invest in certain securities, including securities that may be purchased or held by the Portfolio. The guidelines are similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the Code of Ethics by Access Persons of the Trust or the Adviser during the quarter.

     THE DISTRIBUTOR. The Trust, on behalf of Class A, B and II shares of the Trust, has entered into a distribution agreement (the "Class A, B and II Distribution Agreement") with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of the Class A, B and II shares of each Portfolio. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Class A, B and II Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Class A, B and II Distribution Agreement also provides that the Distributor will, with respect to Class A, B and II shares, pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolios (see "Distribution Plans" below).

     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell Class A, B and II shares of the Portfolios. In some instances, such additional commissions, fees or other incentives may be offered to the brokers affiliated with the Distributor which include, among others: Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp., AIG International Securities, Inc. and Pembrook Securities, Inc. Certain affiliates of the Distributor sell or are expected to sell during specified time periods certain minimum amounts of shares of the Portfolios, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.


     The Trust, on behalf of the Class Y shares of the Trust, has also entered into a distribution agreement (the "Class Y Distribution Agreement" and together with the Class A, B and II Distribution Agreement, the "Distribution Agreements") with SACS. SACS receives no compensation for distribution of Class Y shares of the Trust, except for reimbursement by the Adviser of out-of-pocket expenses.

     Continuance of the Distribution Agreements with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust. The Trust and the Distributor each has the right to terminate the Distribution Agreements with respect to a Portfolio on 60 days' written notice, without penalty. The
Distribution Agreements will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

     DISTRIBUTION PLANS. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors/trustees. Pursuant to such rule, the Portfolios have adopted Distribution Plans for Class A, Class B and Class II shares (hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively as the "Distribution Plans"). Class Y shares do not have a distribution plan.


     The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to the Prospectuses for certain information with respect to the Distribution Plans.

     Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of a Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares.

     Under the Class B and Class II Plans, the Distributor may receive payments from the relevant Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

     The Distribution Plans provide that each class of shares of the relevant Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

     It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.

     The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Portfolios, with respect to the Class A, B and II shares of such Portfolios, for the fiscal year ended November 30, 2000.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES
--------------------------------------------------------------------------------
                                                        2000
--------------------------------------------------------------------------------
PORTFOLIO                                 CLASS A       CLASS B        CLASS II
--------------------------------------------------------------------------------
Micro Cap Portfolio                         N/A           N/A            N/A
--------------------------------------------------------------------------------
Small Cap Portfolio                       $8,481        $15,308        $10,513
--------------------------------------------------------------------------------
Mid Cap Portfolio                          $250           N/A            N/A
--------------------------------------------------------------------------------
Multi Cap Portfolio                        $242           N/A            N/A
--------------------------------------------------------------------------------
Real Estate Securities Portfolio          $2,616        $5,262          $4,227
--------------------------------------------------------------------------------


     Continuance of the Distribution Plans with respect to a Portfolio is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of such Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of such Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.


     THE ADMINISTRATOR. SunAmerica Asset Management Corp. ("SAAMCo" or the "Administrator"), The SunAmerica Center, 733 Third Avenue, New York, New York 10017 serves as Administrator to the Trust and also provides accounting services to the Trust. The Administrator is a SunAmerica Company and an indirect wholly owned subsidiary of AIG.


     The Administrator supplies office facilities, non-investment related statistical and research date, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. The Administrator also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Securities and Exchange Commission and state securities authorities. The Administrator performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided, the Administrator receives an annual fee from the Trust equal to the greater of: (1) a minimum annual fee of $35,000 for the first Portfolio, $25,000 for the next three Portfolios, and $20,000 for any additional Portfolios; or (2) an asset-based fee for each Portfolio, equal to a percentage of the average daily net assets of such Portfolio, according to the following schedule:

                        0.07% on the first $200 million;
                         0.06% on the next $500 million;
                              0.04% on the balance.

     Prior to SAAMCo serving as Administrator, Firstar Mutual Fund Services, LLC ("Firstar") served as administrator, account agent, transfer agent and dividend paying agent; prior to Firstar serving in such capacities, PFPC, Inc. ("PFPC") provided similar services to the Trust; prior to PFPC serving in such capacities, Rodney Square Management Corporation ("Rodney Square") provided similar services to the Trust.

     The Administrator's fee shall be payable monthly, as soon as practicable after the last day of each month, based on the Portfolio's average daily net assets as determined at the close of business on each business day throughout the month.

     The following table sets forth the total administration fees received by the relevant administrator from each Portfolio pursuant to the applicable administration agreement for the fiscal years ended November 30, 2000, 1999 and 1998.


                                              ADMINISTRATION FEES
-----------------------------------------------------------------------------------------------------------------
                                                                                     ADMINISTRATION FEES
                                                 ADMINISTRATION FEES                        WAIVED
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO                                 2000         1999           1998         2000       1999       1998
-----------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio (1)                 $126,441     $ 57,271       $25,335         $0         $0       $2,124
-----------------------------------------------------------------------------------------------------------------
Small Cap Portfolio (2)                 $505,466     $329,034       $156,579       $0         $0         $0
-----------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio (3)                   $ 34,557       N/A            N/A           $0        N/A         N/A
-----------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio (4)                 $ 40,032     $ 13,760         N/A           $0       $3,125       N/A
-----------------------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio (5)    $124,532     $ 85,854       $74,824         $0         $0         $0
-----------------------------------------------------------------------------------------------------------------


(1) Commencement of operations: 12/31/97.
(2) Commencement of operations: 12/31/96.
(3) Commencement of operations: 12/31/99.
(4) Commencement of operations: 12/31/98.
(5) Commencement of operations: 12/31/96.


     The Trust has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

     Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from each Portfolio, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing shareholder and transfer agency services to the Trust. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

     The Service Agreement dated June 25, 1999 continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolios are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

     Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

     The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

     Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolios, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

     The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended November 30, 2000, 1999 and 1998. The following tables do not include trading costs associated with OTC or underwritten offerings. OTC and underwritten offerings are not transacted through affiliated broker-dealers and, therefore if added to the tables below, would reduce the ratio of overall fund trading costs compared to trading costs attributable to affiliated broker-dealers.

                                         2000 BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PERCENTAGE OF AMOUNT
                                                                                                          OF TRANSACTIONS
                                                                                                        INVOLVING PAYMENT OF
                                              AGGREGATE        AMOUNT PAID TO       PERCENTAGE PAID       COMMISSIONS TO
                                              BROKERAGE          AFFILIATED          TO AFFILIATED        AFFILIATED BROKER-
PORTFOLIO                                    COMMISSIONS       BROKER-DEALERS       BROKER-DEALERS            DEALERS
-------------------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio (1)                       $ 178,501           $ 49,352              27.65%                 13.91%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio (2)                      $ 1,278,551         $ 385,064              30.12%                 19.31%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio (3)                         $ 150,888           $ 82,620              54.76%                 44.40%
-------------------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio (4)                       $ 158,275           $ 70,759              44.71%                 41.20%
-------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio (5)          $ 718,171           $ 57,195               7.96%                 10.54%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commencement of operations: 12/31/97.
(2) Commencement of operations: 12/31/96.
(3) Commencement of operations: 12/31/99.
(4) Commencement of operations: 12/31/98.
(5) Commencement of operations: 12/31/96.




                                               1999 BROKERAGE COMMISSIONS
----------------------------------------------------------------------------------------------------



                                              AGGREGATE        AMOUNT PAID TO       PERCENTAGE PAID
                                              BROKERAGE          AFFILIATED          TO AFFILIATED
PORTFOLIO                                    COMMISSIONS       BROKER-DEALERS       BROKER-DEALERS
----------------------------------------------------------------------------------------------------
Micro Cap Portfolio (1)                       $132,320           $ 27,212               20.57%
----------------------------------------------------------------------------------------------------
Small Cap Portfolio (2)                       $983,991           $386,992               39.33%
----------------------------------------------------------------------------------------------------
Mid Cap Portfolio (3)                            N/A               N/A                    N/A
----------------------------------------------------------------------------------------------------
Multi Cap Portfolio (4)                       $ 48,884           $ 24,411               49.94%
----------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio (5)          $874,074           $ 36,492                4.17%
----------------------------------------------------------------------------------------------------


(1)      Commencement of operations: 12/31/97.
(2)      Commencement of operations: 12/31/96.
(3)      Commencement of operations: 12/31/99.
(4)      Commencement of operations: 12/31/98.
(5)      Commencement of operations: 12/31/96.

                           1998 BROKERAGE COMMISSIONS*
----------------------------------------------------------------------
                                               AGGREGATE BROKERAGE
PORTFOLIO                                          COMMISSION
----------------------------------------------------------------------
Micro Cap Portfolio (1)                           $ 566,035
----------------------------------------------------------------------
Small Cap Portfolio (2)                          $ 1,999,496
----------------------------------------------------------------------
Mid Cap Portfolio (3)                                N/A
----------------------------------------------------------------------
Multi Cap Portfolio (4)                              N/A
----------------------------------------------------------------------
Real Estate Securities Portfolio (5)              $ 851,896
----------------------------------------------------------------------




* Pembrook Securities ("Pembrook"), a brokerage firm directly owned by the Adviser of the Portfolios, directly effects purchases and sales of securities for the Portfolios. In connection therewith, brokerage commissions paid by the Portfolios for the year ended November 30, 1998 totaled $203,723.

                    ADDITIONAL INFORMATION REGARDING PURCHASE
                           OF CLASS A, B AND II SHARES


     Upon making an investment in shares of a Portfolio, an open account will be established under which Class A, B and II shares of such Portfolio and additional Class A, B and II shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their Class A, B and II shares unless they specifically so request in writing but no certificate is issued for fractional Class A, B and II shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.


     Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semiannual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

     Class A, B and II shares of each of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis

(Class B and certain Class A shares), or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares).


     The following tables set forth the front-end sales concessions with respect to Class A and Class II shares of each Portfolio, the amount of the front-end sales concessions reallowed to affiliated and non-affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Portfolio, received by the Distributor for the fiscal year ended November 30, 2000.



                                                        2000
--------------------------------------------------------------------------------------------------------
                                                       AMOUNT             AMOUNT          CONTINGENT
                                   FRONT-END        REALLOWED TO       REALLOWED TO        DEFERRED
                                     SALES           AFFILIATED       NON-AFFILIATED     SALES CHARGE-
                                  CONCESSIONS-     BROKER-DEALERS     BROKER-DEALERS        CLASS B
PORTFOLIO                       CLASS A SHARES     CLASS A SHARES    CLASS A SHARES        SHARES
--------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                  N/A                N/A                NA                N/A
--------------------------------------------------------------------------------------------------------
Small Cap Portfolio                $ 25,093          $ 16,034          $6,402               $ 530
--------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                    $ 0                $ 0                $0                $ 0
--------------------------------------------------------------------------------------------------------
Multi Cap Portfolio                  $ 0                $ 0                $0                $ 0
--------------------------------------------------------------------------------------------------------
Real Estate Securities             $ 12,649           $ 4,281          $7,146              $ 1,661
Portfolio
--------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                        CONTINGENT
                                 FRONT-END         AMOUNT REALLOWED TO      AMOUNT REALLOWED TO       DEFERRED SALES
                                   SALES                AFFILIATED            NON-AFFILIATED              CHARGE-
                                CONCESSION-        BROKER-DEALERS CLASS    BROKER-DEALERS CLASS          CLASS II
PORTFOLIO                     CLASS II SHARES           II SHARES                II SHARES                SHARES
----------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                 N/A                    N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio               $ 8,075                $ 8,075                  $0                       $ 180
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                   N/A                    N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio                 N/A                    N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                        CONTINGENT
                                 FRONT-END         AMOUNT REALLOWED TO      AMOUNT REALLOWED TO       DEFERRED SALES
                                   SALES                AFFILIATED            NON-AFFILIATED              CHARGE-
                                CONCESSION-        BROKER-DEALERS CLASS    BROKER-DEALERS CLASS          CLASS II
PORTFOLIO                     CLASS II SHARES           II SHARES                II SHARES                SHARES
----------------------------------------------------------------------------------------------------------------------
Real Estate Securities            $ 9,348               $ 4,565                  $4,783                   $ 1,078
Portfolio
----------------------------------------------------------------------------------------------------------------------


CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES. Class B shares of the Trust issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Trust at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

               YEARS AFTER PURCHASE                 CDSC ON SHARES BEING SOLD
               1st or 2nd year                      4.00%
               3rd and 4th year                     3.00%
               5th year                             2.00%
               6th year                             1.00%
               7th year and thereafter              None

     Any Class B shares purchased on/after December 6, 2000 (other than through the reinvestment of dividends and distributions, which are not subject to the
CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.


     WAIVER OF CDSC. As discussed under "Shareholder Account Information" in the Class A, B and II Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:


     DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

     DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

     DISTRIBUTIONS OR LOANS. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

     SYSTEMATIC WITHDRAWAL PLAN. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

     PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Portfolio through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the Portfolio's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the Portfolio's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

     PURCHASE BY CHECK. Checks should be made payable to the specific Portfolio or to "Brazos Mutual Funds." If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such Class A, B and II shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Portfolio account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of Class A, B and II shares of each Portfolio may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Portfolio will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Portfolio in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Portfolio does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Portfolio should not be considered verification thereof. Neither the Portfolio nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected (See "Shareholder Account Information" in the Prospectus).

     Purchase through SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Portfolio's close of business, the purchase of shares of a Portfolio will be effected on that day. If the order is received after the Portfolio's close of business, the order will be effected on the next business day.

     Purchase by Federal Funds Wire. An investor may make purchases by having his or her bank wire Federal funds to the Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:


- You must have an existing Brazos Mutual Funds Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5585.

- Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.


         Instruct the bank to wire the specified  amount to the Transfer  Agent:
     State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, Brazos [name of Portfolio, Class ___] (include shareholder name and account number).

     WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other funds distributed by SACS) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolios may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

     REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Shareholder Account Information" in the Class A, B and II Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

     Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:


     i. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

     ii. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

     iii. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

     iv. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);


     v.   employee  benefit   plans  of a single   employer  or  of   affiliated
            employers, other than 403(b) plans; and


     vi.  group purchases as described, below.

     A combined purchase currently may also include shares of other Portfolios or funds distributed by SACS (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with SACS.

     RIGHTS OF ACCUMULATION. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any other fund distributed by SACS, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

     The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail.

     The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.


     LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio or of other funds distributed by SACS, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).


     The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolios purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.


     REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.


     To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

     Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolios at any time.


     Telephone Transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


           ADDITIONAL INFORMATION REGARDING PURCHASE OF CLASS Y SHARES

     Class Y shares of the Portfolios may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Trust. Initial investments in the Class Y shares of the Portfolios must be at least $1,000,000, and subsequent minimum investments must be at least $1,000, except for the Micro Cap Growth Portfolio which has an initial investment of $50,000. Class Y shares may be purchased and subsequent investments may be made without being subject to the minimum or subsequent investment limitations at the discretion of the officers of the Trust. Reference is made to "Additional Information Regarding Purchases of Class A, B and II Shares--Telephone Transactions" above.

     Class Y shares may be purchased and subsequent investments may be made by principals, officers, associates and employees of the Trust and its affiliates, their families and their business or personal associates, either directly or through their individual retirement accounts, and by any JMIC pension or profit-sharing plan, without being subject to the minimum or subsequent investment limitations.

     Payment does not need to be converted into Federal Funds (moneys credited to the Trust's Custodian Bank by a Federal Reserve Bank) before the Trust will accept it for investment. Specify the Portfolio in which the funds should be invested in on the Account Registration Form. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt. The NYSE will be closed on the following days: New Year's Day; Martin Luther King, Jr.'s Birthday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.

     The Portfolios reserve the right in their sole discretion (1) to suspend the offering of their shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Trust, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolios' shares.

     Class Y shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Trust on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of the Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Trust from the Trust's assets attributable to the Service Agent, and which would not be imposed if Class Y shares of the Portfolios were purchased directly from the Trust or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Trust. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Trust.

     Service Agents, or if applicable, their designees, that have entered into agreements with the Trust or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Trust's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Trust in proper form will be priced at each Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Trust for timely transmission of all subscription and redemption requests, investment information, documentation and money.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to each Prospectus for certain information as to the redemption of Portfolio shares and to "Additional Information Regarding Purchase of Class A, B and II Shares -- Telephone Transactions" above.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Portfolios, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     The Trust and the Trust's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Trust or Transfer Agent does not employ the procedures described above. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

     The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.



If shares of any Portfolio are redeemed within 180 days of purchase, a 2.00% redemption fee will be assessed on the proceeds of the transaction. This fee will be paid to the applicable Portfolio for the benefit of the remaining shareholders and is intended to encourage long-term investment in the Portfolios, to avoid transaction and other expenses caused by early redemption and to facilitate portfolio management.


                 EXCHANGE PRIVILEGE -- CLASS A, B AND II SHARES

     Shareholders in any of the Portfolios may exchange their Class A, B and II shares for the same class of shares of any other Portfolio or any fund distributed by SACS that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of Class A, B and II shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

     If a shareholder acquires Class A shares through an exchange from another Portfolio or fund distributed by SACS where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

     A shareholder who acquires Class B or Class II shares through an exchange from another Portfolio or a fund distributed by SACS will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

     Because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

     In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and may therefore be refused.

                       EXCHANGE PRIVILEGE - CLASS Y SHARES

     Class Y shares of a Portfolio may be exchanged for Class Y shares of any other Portfolio included within the Trust. Exchange requests should be made by calling 1-800-426-9157 or by writing to Brazos Mutual Funds, c/o SAFS, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read the Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the Trust at 1-800-426-9157. Investor correspondence should be directed to the Brazos Mutual Funds, c/o SAFS, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Trust for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of Business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Trust nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Trust and its shareholders.

     For Federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Trust's, an exchange between Portfolios was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                        DETERMINATION OF NET ASSET VALUE

     The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

     Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter quotation may be used.

     A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

     Each Portfolio may advertise, with respect to each class thereof, performance data that reflects various measures of total return. An explanation of the data presented and the methods of computation that will be used are as follows.

     A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for Class A, Class B and Class II shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the l-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                 P(1 + T)n = ERV



     P= hypothetical initial purchase payment of $ 1,000
     T= average annual total return
     N= number of years


     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

     The above formula assumes that:

     a. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

     b.  All dividends and distributions are reinvested at net asset value;  and

     c. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

The Portfolios' average annual total returns since inception and one-year period ended November 30, 2000 are as follows:



--------------------------------------------------------------------------
CLASS A SHARES                       SINCE INCEPTION       ONE YEAR
--------------------------------------------------------------------------
Micro Cap Portfolio                      N/A                  N/A
--------------------------------------------------------------------------
Small Cap Portfolio                     13.02%                6.20%
--------------------------------------------------------------------------
Mid Cap Portfolio (1)                   -6.83%                N/A
--------------------------------------------------------------------------
Multi Cap Portfolio (1)                 -5.09%                N/A
--------------------------------------------------------------------------
Real Estate Securities Portfolio         4.02%               12.92%
--------------------------------------------------------------------------


(1) Cumulative Total Return from date of inception: March 31, 2000.


--------------------------------------------------------------------------
CLASS B SHARES                       SINCE INCEPTION       ONE YEAR
--------------------------------------------------------------------------
Micro Cap Portfolio                      N/A                  N/A
--------------------------------------------------------------------------
Small Cap Portfolio                     14.75%                7.92%
--------------------------------------------------------------------------
Mid Cap Portfolio                        N/A                  N/A
--------------------------------------------------------------------------
Multi Cap Portfolio                      N/A                   N/A
--------------------------------------------------------------------------
Real Estate Securities Portfolio         5.31%               15.14%
--------------------------------------------------------------------------



--------------------------------------------------------------------------
CLASS II SHARES                      SINCE INCEPTION          ONE YEAR
--------------------------------------------------------------------------
Micro Cap Portfolio                      N/A                  N/A
--------------------------------------------------------------------------
Small Cap Portfolio                     16.94%                9.74%
--------------------------------------------------------------------------
Mid Cap Portfolio                        N/A                  N/A
--------------------------------------------------------------------------
Multi Cap Portfolio                      N/A                  N/A
--------------------------------------------------------------------------
Real Estate Securities Portfolio         7.64%               16.95%
--------------------------------------------------------------------------



--------------------------------------------------------------------------
CLASS Y SHARES                       SINCE INCEPTION         ONE YEAR
--------------------------------------------------------------------------
Micro Cap Portfolio(1)                  40.23%               34.65%
--------------------------------------------------------------------------
Small Cap Portfolio(2)                  23.80%               13.36%
--------------------------------------------------------------------------
Mid Cap Portfolio(3)*                   18.93%                N/A
--------------------------------------------------------------------------
Multi Cap Portfolio(4)                  56.55%               37.02%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
CLASS Y SHARES                       SINCE INCEPTION         ONE YEAR
--------------------------------------------------------------------------
Real Estate Securities Portfolio(5)      4.63%               20.64%
--------------------------------------------------------------------------


(1)    Commencement of operations: 12/31/97.
(2)    Commencement of operations: 12/31/96.
(3)    Commencement of operations: 12/31/99.
(4)    Commencement of operations: 12/31/98.
(5)    Commencement of operations: 12/31/96.

*      Cumulative Total Return from date of inception:  December 31, 1999.


COMPARISONS

Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

           (1) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

           (2) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

           (3) Standard & Poor's MidCap 400 Index-- an unmanaged index measuring the performance of non-S&P 500 stocks in the mid-range sector of the U.S. stock market.

           (4) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

           (5) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

           (6) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

           (7) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

           (8) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

           (9) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

           (10) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

           (11) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

           (12) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

           (13) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

           (14) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

           (15) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

           (16) Russell 2000 Growth -- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

           (17) Russell 2000 Value -- measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

           (18) Russell 2500 -- composed of the 2,500 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

           (19) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

           (20) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

           (21) Mutual Fund Source Book published by Morningstar, Inc.-- analyzes price, yield, risk and total return for equity funds.

           (22) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

           (23) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

           (24) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

           (25) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

           (26) Lehman Brothers Government/Corporate Index -- a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

           (27) Lehman Brothers Intermediate Government/Corporate Index -- an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade
                  (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

           (28) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; WP Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

           (29) NAREIT Equity Index -- a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. The index tracks performance, as well as REIT assets, by property type and geographic region.

           (30) Wilshire Real Estate Securities Index, published by Wilshire Associates -- a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts, real estate operating companies and partnerships.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures. Specifically, a Portfolio may compare its performance to that of certain indices that include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income, if any, and the excess of net realized long-term capital gains over net capital losses ("capital gain distributions"), if any, will be distributed at least annually to the registered holders of the Portfolios (other than the Real Estate Securities Portfolio). With respect to the Real Estate Securities Portfolio, dividends from net investment income, if any, will be distributed at least quarterly and capital gains distributions, if any, will be distributed at least annually. With respect to capital gain distributions, each Portfolio's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.


     Dividends and distributions will be paid in additional Portfolio shares of the same class based on the net asset value of the applicable class of shares at the Portfolio's close of business on the dividend date or, unless the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.


     TAXES. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code (the "Code"). As long as each Portfolio so qualifies, each Portfolio (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. Each Portfolio intends to distribute substantially all of such income.


     In order to qualify as a RIC, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Portfolio's assets is represented by cash, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies). As a RIC, each Portfolio will not be subject to U.S. Federal income tax on its income and capital gains that it distributes provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if declared by each Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month and paid by each Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

     Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year.

     Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will generally be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

     Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. It is not anticipated that any Portfolio will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Portfolio.

     The tax principles applicable to futures contracts and options are complex and, in some cases, uncertain. Such investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions to shareholders may be taxable as ordinary income.

     A Portfolio may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

     Ordinary income dividends paid by a Portfolio to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

     Shares of each Portfolio are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of a Portfolio by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.


     PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of a Portfolio may be purchased by those who would have been covered under the rules governing old H. R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

     TAX-SHELTERED CUSTODIAL ACCOUNTS. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to purchase shares of a Portfolio and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

     INDIVIDUAL  RETIREMENT  ACCOUNTS  (IRA).  Section  408 of the Code  permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP). This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

     SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("Simple IRA"). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions on earnings until they are withdrawn.

     ROTH IRA. This plan, introduced by Section 302 of the Taxpayer Relief Act of 1997, generally permits individuals with adjusted gross income of up to $95,000, and married couples with joint adjusted gross income of up to $150,000, to contribute to a "Roth IRA." Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

     EDUCATION  IRA.  Established  by the  Taxpayer  Relief  Act of 1997,  under
Section 530 of the Code, this plan permits individuals to contribute to an IRA on behalf of any child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.


                              DESCRIPTION OF SHARES

     Ownership of the Trust is represented by transferable shares of beneficial interest. The Agreement and Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.00l par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.


     Currently, five series of shares of the Trust have been authorized pursuant to the Declaration of Trust: Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, Multi Cap Portfolio and Real Estate Securities Portfolio. Class Y, A, B and II shares have been authorized by the Trust. Such shares (i) are currently offered or (ii) in the case of certain Portfolios, will be available on or about May 1, 2001. The Trustees may authorize the creation of additional series and classes of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.


     Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting for the purpose of electing or removing trustees must be called, if so requested by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the series affected by the matter may be entitled to vote.

     All classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B shares, (vi) each of Class A, B, and II has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class Y shares are sold without a sales charge or Rule 12b-1 distribution fee and have a minimum initial investment requirement of $1,000,000 or over, and (viii) each class of shares will be exchangeable only into the same class of shares of any of the other Portfolios or any fund distributed by SACS that offers that class except that Class II shares will be exchangeable into Class C shares of any fund distributed by SACS that does not offer Class II. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

     The Declaration of Trust provides that no Trustee of the Trust is liable to the Trust or to a shareholder, nor is any Trustee liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.


                             ADDITIONAL INFORMATION

                     COMPUTATION OF OFFERING PRICE PER SHARE


     Except as noted below, the following is the offering price calculation for Class A, B and II shares of the following Portfolios, based on the value of each Portfolio's net assets and number of shares outstanding as of November 30, 2000.



-------------------------------------------------------------------------------------------------------------------------------
                                                 SMALL CAP PORTFOLIO                            MID CAP PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A          CLASS B         CLASS II         CLASS A        CLASS B*     CLASS II*
-------------------------------------------------------------------------------------------------------------------------------
Net Assets                         $2,706,289      $1,916,953       $1,453,867       $107,468         N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding        141,748         101,193          76,760           9,401           N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per                $19.09          $18.94           $18.94            $11.43          N/A          N/A
  Share (net assets
  divided by number of
  shares)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                 SMALL CAP PORTFOLIO                            MID CAP PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A          CLASS B         CLASS II         CLASS A        CLASS B*     CLASS II*
-------------------------------------------------------------------------------------------------------------------------------
Sales Charge                        1.16            --               --               0.70            N/A          N/A
  for Class A Shares:  5.75%
  of offering price (6.10% of
  net asset value per share)
-------------------------------------------------------------------------------------------------------------------------------
For Class II                        --              --               0.19             --              N/A          N/A
Shares: 1.00% of offering
price (1.01% of net asset
value per share)
-------------------------------------------------------------------------------------------------------------------------------
Offering Price                     $20.25          $18.94           $19.13           $12.13           N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------

* The offering price calculation for these shares will be based on the value of the applicable Portfolio's net assets and number of shares outstanding on the date its shares are first offered for sale to public investors.


-------------------------------------------------------------------------------------------------------------------------------
                                               MULTI CAP PORTFOLIO                        REAL ESTATE SECURITIES PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A         CLASS B*        CLASS II*         CLASS A          CLASS B        CLASS II
-------------------------------------------------------------------------------------------------------------------------------
Net Assets                         $108,090        N/A              N/A              $537,041         $737,506     $1,015,680
-------------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding          6,394        N/A              N/A                57,699           79,388        109,311
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per                $  16.90        N/A              N/A                 $9.31            $9.29         $ 9.29
   Share (net assets
   divided by number of
   shares)
-------------------------------------------------------------------------------------------------------------------------------
Sales Charge                           1.03        N/A              N/A                  0.57               --             --
   for Class A Shares:
   5.75% of offering price
   (6.10% of net asset value
   per share)
-------------------------------------------------------------------------------------------------------------------------------
for Class II                                       N/A              N/A                    --               --           0.09
   Shares: 1.00% of offering
   price
   (1.01% of net asset value
   per share)
-------------------------------------------------------------------------------------------------------------------------------
Offering Price                     $  17.93        N/A              N/A                 $9.88            $9.29          $9.38
-------------------------------------------------------------------------------------------------------------------------------

* The offering price calculation for these shares will be based on the value of the applicable Portfolio's net assets and number of shares outstanding on the date its shares are first offered for sale to public investors.

--------------------------------------------------------------------------------
                                                  MICRO CAP PORTFOLIO
--------------------------------------------------------------------------------
                                           CLASS A*      CLASS B*      CLASS II*
--------------------------------------------------------------------------------
Net Assets                                   N/A           N/A            N/A
--------------------------------------------------------------------------------
Number of Shares Outstanding                 N/A           N/A            N/A
--------------------------------------------------------------------------------
Net Asset Value Per                          N/A           N/A            N/A
  Share (net assets divided by
  number of shares)
--------------------------------------------------------------------------------
Sales Charge                                 N/A           N/A            N/A
  for Class A Shares:
  5.75% of offering price
  (6.10% of net asset value
  per share)
--------------------------------------------------------------------------------
for Class II                                 N/A           N/A            N/A
  Shares: 1.00% of offering price
  (1.01% of net asset value
  per share)
--------------------------------------------------------------------------------
Offering Price                               N/A           N/A            N/A
--------------------------------------------------------------------------------

* The offering price calculation for these shares will be based on the value of the applicable Portfolio's net assets and number of shares outstanding on the date its shares are first offered for sale to public investors.


     REPORTS TO SHAREHOLDERS. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

     CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Trust and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.


     INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Trust's independent accountants and in that capacity examines the annual financial statements of the Trust. The firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia PA 19103, has been selected as legal counsel to the Trust.


                              FINANCIAL STATEMENTS


     The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850 (with respect to Class A, B and II shares) or (800) 426-9157 (with respect to Class Y shares) or by writing the Trust at SunAmerica Fund Services, Inc., The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                    APPENDIX

COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" -- Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" -- Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" -- Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" -- Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" -- Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" -- Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" -- Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" -- Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" -- Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" -- Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" -- Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" -- Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" -- Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" -- Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" -- Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" -- Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" -- An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     -- PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" -- Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" -- Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" -- Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" -- Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" -- Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" -- Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " -- Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" -- Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" -- Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" -- Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" -- Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" -- Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" -- Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category. "BB" -- Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" -- Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" -- Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" -- Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" -- The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" -- The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" -- The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1"  -- This  designation  denotes  superior  credit  quality.
Excellent  protection  afforded  by  established  cash  flows,  highly  reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" -- This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" -- This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" -- This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                     PART C
                                    FORM N-1A
                                OTHER INFORMATION


Item 23. Exhibits

         (a)  (1)   Certificate of Trust filed October 24, 1996 is  incorporated by reference to Exhibit  (1)(a) to the  Registration
                    Statement on Form N-1A, filed October 13, 1996 ("Form N-1A")

              (2) Agreement and Declaration of Trust filed October 28, 1996 is incorporated by reference to Exhibit (b)(1)(b) to Pre-Effective Amendment No. 1 to the Registration Statement, filed December 2, 1997 ("Pre-Effective Amendment No. 1").

              (3) Amendment to Agreement and Declaration of Trust filed May 13, 1999 is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 6 to the Registration Statement, filed June 1, 1999 ("Post-Effective Amendment No. 6").

      (b)     (1)   Bylaws  adopted   November  25,  1996  is   incorporated  by
                    reference to Exhibit (b)(2) to  Pre-Effective  Amendment No.
                    1.

              (2) Amended Bylaws dated November 14, 1997 is incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 3 ("Post-Effective Amendment No. 3").

      (c)     Not Applicable

      (d) (1) Investment Advisory Agreement between Registrant and John McStay Investment Counsel dated November 25, 1996 with respect to the BRAZOS Small Cap Growth Portfolio and BRAZOS Real Estate Securities Portfolio is incorporated by reference to Exhibit (b)(5) to Pre-Effective Amendment No. 1.

              (2) Investment Advisory Agreement between Registrant and John McStay Investment Counsel dated November 17, 1997 with respect to the BRAZOS Micro Cap Growth Portfolio is
                    incorporated    by   reference   to

                    Exhibit   (5)(b)   to   Post-Effective   Amendment   No.   2
                    ("Post-Effective Amendment No. 2").

              (3) Investment Advisory Contract between Registrant and John McStay Investment Counsel dated December 31, 1998 with respect to the BRAZOS Growth Portfolio is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 4 ("Post-Effective Amendment No. 4").

              (4) Form of Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.L.C. with respect to the BRAZOS Small Cap Growth Portfolio is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 6.

              (5) Form of Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.L.C. with respect to the BRAZOS Real Estate Securities Portfolio is incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 6.

              (6) Form of Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.L.C. with respect to the BRAZOS Micro Cap Growth Portfolio is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 6.

              (7) Form of Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.L.C. with respect to the BRAZOS Growth Portfolio is incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 6.


              (8) Form of Amendment to the Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.P. with respect to the BRAZOS MultiCap Portfolio (formerly Brazos Growth Portfolio) is incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 10.

              (9) Form of Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.L.C. with respect to the BRAZOS Mid Cap Growth Portfolio is incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 7.

              (10) Form of Amendment to Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.P. with respect to the BRAZOS Mid Cap Portfolio (formerly Brazos Mid Cap Growth Portfolio) is incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 10.


      (e)     (1)   Underwriting  Contract and Selected Dealer Agreement between
                    Registrant  and Rafferty  Capital

                    Markets dated October 1, 1998 with respect to BRAZOS MicroCap Growth Portfolio, BRAZOS Small Cap Growth Portfolio, BRAZOS Real Estate Securities Portfolio and the BRAZOS Growth Portfolio is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 4.

              (2) Form of Distribution Agreement dated June 25, 1999 between Registrant and SunAmerica Capital Services, Inc. for Class A, B and II Shares is incorporated by reference to Exhibit
                    (e)(2) to Post-Effective Amendment No. 6.

              (3) Form of Selling Agreement between Registrant and SunAmerica Capital Services, Inc. is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 6.

              (4) Form of Distribution Agreement between the Registrant and SunAmerica Capital Services, Inc. with respect to the Class Y shares of the BRAZOS Micro Cap Growth, Small Cap Growth, Mid Cap Growth, Multi Growth and Real Estate Securities Portfolios, is incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 7.


              (5) Distribution Agreement dated February 23, 2001, by and between Registrant and John McStay Investment Counsel for the BRAZOS MidCap Portfolio is incorporated by reference to Post-Effective Amendment No. 10.


      (f)     Not Applicable

      (g)     (1)   Custodian  Agreement  between  Registrant and Firstar Mutual
                    Fund Services, LLC dated October 1, 1998 is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 4.

               (2) Form of Custodian Contract between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 6.

      (h)     (1)   Administration  Agreement  between  Registrant  and  Firstar
                    Mutual  Fund   Services,   LLC  dated  October  1,  1998  is
                    incorporated    by   reference   to   Exhibit    (h)(1)   to
                    Post-Effective Amendment No. 4.

              (2) Transfer Agency Agreement between Registrant and Firstar Mutual Fund Services, LLC dated October 1, 1998 is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 4.

              (3) Fund Accounting Services Agreement between Registrant and Firstar Mutual Fund Services, LLC dated October 1, 1998 is incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 4.

              (4) Fulfillment Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC dated October 1, 1998 is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 4.

              (5) Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 6.

              (6) Form of Administration Agreement between Registrant and SunAmerica Asset Management Corporation is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 6.

              (7) Form of Service Agreement between Registrant and SunAmerica Fund Services, Inc. is incorporated by reference to Exhibit
                    (h)(7) to Post-Effective Amendment No. 6.

      (i)     Opinion of Drinker Biddle & Reath LLP. Filed herewith

      (j)    (1)    Consent of Drinker Biddle & Reath LLP. Filed herewith.

             (2) Consent of PricewaterhouseCoopers LLP, independent auditors for the Registrant. Filed herewith.

      (k)    Not Applicable

      (l)    Subscription   Agreement   between   Registrant   and  John  McStay
             Investment Counsel dated December 11, 1999 is incorporated by reference to Exhibit (b)(13) to Pre

             Effective Amendment No. 2 ("Pre-Effective Amendment No. 2").

      (m)    (1)    Form of Distribution Plan for Class A Shares is incorporated by reference to Exhibit (m)(1) to  Post-Effective  Amendment
                    No. 6.

             (2) Form of Distribution Plan for Class B Shares is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 6.

             (3)    Form  of   Distribution   Plan  for   Class  II   Shares  is
                    incorporated    by   reference   to   Exhibit    (m)(3)   to
                    Post-Effective Amendment No. 6.


             (4) Distribution Plan for Class A Shares dated February 23, 2001 is incorporated by reference to Post-Effective Amendment No. 10.

             (5) Distribution Plan for Class B Shares dated February 23, 2001 is incorporated by reference to Post-Effective Amendment No. 10.

             (6)    Distribution  Plan for Class II Shares  dated  February  23,
                    2001  is   incorporated   by  reference  to   Post-Effective
                    Amendment No. 10.


      (n)      Form of Plan Pursuant to Rule 18f-3 for Operation of Multi-Series
               System  is   incorporated   by   reference   to  Exhibit  (o)  to
               Post-Effective Amendment No. 6.

      (p)    (1)    Code of Ethics of the Fund. Filed herewith.

             (2)    Code of Ethics of the Adviser. Filed herewith.



             (3) Code of Ethics of the Principal Underwriter. Incorporated herein by reference to Exhibit (p) to Post-Effective Amendment No. 27 to SunAmerica Equity Funds Registration Statement on Form N1-A (File No. 33-8021) filed on January 31, 2001.



Item 24.     Persons Controlled by or Under Common Control with Registrant

             Registrant is not controlled by or under common control with any person.

Item 25. Indemnification

              Reference is made to Article VII of Registrant's Agreement and Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, office or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, office or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

              Reference is made to the caption "Information about the Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser and Other Services" in Part B of this Registration Statement. The information required by this Item 26 with respect to each director, officer, or partner of the investment adviser of the Registrant is incorporated by reference to the Form ADV filed by the investment adviser listed below with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, on the date and under the File number indicated:

              John McStay Investment Counsel3-31-96
              SEC File No. 801-20244

Item 27. Principal Underwriters

              (a) Investment Companies for which  SunAmerica  Capital  Services,
                  Inc. also acts as principal underwriter:

                             SunAmerica Income Funds
                             SunAmerica Equity Funds
                             SunAmerica Money Market Funds, Inc.
                             SunAmerica Style Select Series, Inc.
                             SunAmerica Strategic Investment Series, Inc.

              (b) Reference  is  made  to  the  caption   "Distributor"  in  the
                  Prospectuses   constituting   Part  A  of  this   Registration
                  Statement. The information required by this Item 27 with respect to each director of the underwriter is incorporated by reference to the Form BD filed by the Underwriter with the Commission pursuant to the Securities Exchange Act of 1934, as amended under the File Number indicated:

                  SunAmerica Capital Services, Inc.
                  NASD File No.  13158

Item 28. Location of Accounts and Records

              The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained in the physical possession of the Registrant, Brazos Mutual Funds, 5949 Sherry Lane, Dallas, TX 75225; the Registrant's Adviser, John McStay Investment Counsel, 5949 Sherry Lane, Dallas, TX 75225; the Registrant's Transfer Agent and Custodian Bank, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171; and the Registrant's Administrator, SunAmerica Asset Management Corp., 733 Third Avenue, 3rd Floor, New York, NY 10017-3204.

Item 29. Management Services

              Not Applicable.

Item 30. Undertakings

              Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of
              Section 16(c) of the Investment Company Act of 1940, as amended, relating to shareholder communications.

              Registrant hereby undertakes to furnish its Annual Report to Shareholders upon request and without charge to any person to whom a prospectus is delivered.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 11 to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas on the 30th day of March, 2001.



                                                Brazos Mutual Funds
                                                Registrant

                                                By: /s/ Dan L. Hockenbrough
                                                    ------------------------
                                                     Dan L. Hockenbrough
                                                     President, Chief Financial
                                                     Officer and Treasurer


       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ George Gau*
--------------------
George Gau                           Trustee                    March 30, 2001


/s/ Dan L. Hockenbrough
-----------------------
Dan L. Hockenbrough                  Trustee, Chief Executive   March 30, 2001
                                     And Financial Officer


/s/ John H. Massey *
--------------------
John H. Massey                       Trustee                    March 30, 2001


/s/ David M. Reichert *
--------------------
David M. Reichert                    Trustee                    March 30, 2001


* Pursuant to authority granted in a Power of Attorney filed with Post-Effective Amendment No. 9

By: /s/ Dan L. Hockenbrough
    -----------------------
    Dan L. Hockenbrough
    Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit No.                             Item
-----------                             ----

(23) (i)                Opinion of Drinker Biddle & Reach LLP.

(23) (j) (1)            Consent of Drinker Biddle & Reach LLP.

(23) (j) (2)            Consent of PriceWaterhouseCoopers LLP.

(23) (p) (1)            Code of Ethics of the Fund.

(23) (p) (2)            Code of Ethics of the Advisor.